UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07043

Name of Registrant: Vanguard Admiral Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 – August 31, 2013

Item 1: Reports to Shareholders

Annual Report | August 31, 2013
Vanguard Money Market Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Prime Money Market Fund.	11
Federal Money Market Fund.	35
Admiral Treasury Money Market Fund.	47
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangement.	61
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.01%	0.02%
Institutional Shares	0.04	0.07
Money Market Funds Average		0.00
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	0.02%	0.01%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Admiral Treasury Money Market Fund	0.01%	0.02%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

While longer-term interest rates jumped during the 12 months ended August 31, 2013, because of uncertainty about when the Federal Reserve might start scaling back its stimulus efforts, shorter-term bond yields remained exceptionally low. Consequently, money market returns remained paper thin. Vanguard Prime Money Market Fund returned 0.02% for Investor Shares and 0.07% for Institutional Shares, which have a lower expense ratio. Vanguard Federal Money Market Fund returned 0.01% and Vanguard Admiral Treasury Money Market Fund returned 0.02%. Although it’s of little comfort, the funds managed to do better than the average return of their peer groups, which in each case was 0.00%.

As of August 31, the Prime Money Market Fund’s 7-day SEC yield had slipped to 0.01% from 0.04% a year earlier for Investor Shares and to 0.04% from 0.11% for Institutional Shares. At the end of the period, the 7-day SEC yield was 0.02% for the Federal Money Market Fund and 0.01% for the Admiral Treasury Money Market Fund. (These two funds have been closed to new investors since 2009.)

On a separate note, the Securities and Exchange Commission proposed a number of regulatory changes for money market funds in June. Vanguard has been active in working with the SEC and other agencies to preserve these funds’ time-tested benefits. We will continue to take the lead in advocating for the value we see in these funds for our shareholders and their portfolios.

Bond returns turned negative amid worry about the Fed’s next move
Bonds, which maintained slightly positive returns overall through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. Municipal bonds suffered more, returning –3.70% for the fiscal year.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness was linked to concerns over monetary policy. Heightened strife in the Middle East also contributed to anxiety in the global markets.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

CPI
Consumer Price Index	1.52%	2.32%	1.32%

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Longer-term rates driven higher, while shorter-term rates stayed low
With growth remaining sluggish and unemployment high, the Federal Reserve continued to provide unprecedented stimulus to the economy throughout the period. Its efforts included buying $40 billion per month of mortgage bonds to support the housing market and $45 billion per month of Treasuries to hold borrowing costs down for households and businesses. The Fed also kept its federal funds target rate—the rate banks charge one another for overnight loans—anchored at 0.00%–0.25% to keep short-term interest rates low.

Given the magnitude of this support, it was not surprising that the financial markets were rattled when Fed officials began

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Prime Money Market Fund	0.16%	0.09%	0.23%
Federal Money Market Fund	0.16	—	0.12
Admiral Treasury Money Market Fund	0.10	—	0.08

The fund expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the funds’ expense ratios were: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Institutional Shares; for the Federal Money Market Fund, 0.13%; for the Admiral Treasury Money Market Fund, 0.08%. The expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratios were: for the Prime Money Market Fund Investor Shares, 0.17%; for the Federal Money Market Fund, 0.14%; for the Admiral Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund, Money Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Admiral Treasury Money Market Fund, U.S. Treasury Money Market Funds. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds’ expense ratios in the table above do not reflect expense reductions.

signaling in May that further improvements in the housing and labor markets might warrant “letting up a bit on the gas pedal,” as the Fed chairman put it, before the end of the year. The prospect of the central bank beginning to taper its efforts sooner than the market had been anticipating drove the yields of longer-term bonds substantially higher and their prices lower. (Bond yields and prices move in opposite directions.)

Short-term bond yields were affected much less, however, as they more closely track the federal funds target rate, which the Fed expects to keep near zero for some time. Its latest guidance was that the rate will stay exceptionally low at least as long as inflation remains contained and the unemployment rate stays above 6.5% (the rate stood at 7.3% in August).

While money market yields were meager, the funds’ advisor, Vanguard Fixed Income Group, was able to add value by keeping costs low and by seeking out relative value opportunities among securities with high credit quality.

A source of liquidity and safety for all three funds was their “risk-free” holdings in U.S. Treasury bills. During the period, the advisor found more relative value for the Federal and Prime Money Market Funds among U.S. government obligations—primarily notes issued by Fannie Mae and

Total Returns
Ten Years Ended August 31, 2013
Average
Annual Return
Prime Money Market Fund Investor Shares	1.77%
Money Market Funds Average	1.38
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Federal Money Market Fund	1.70%
Government Money Market Funds Average	1.35
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Treasury Money Market Fund	1.61%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	1.20
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

Freddie Mac that are not backed by the full faith and credit of the U.S. government but are nonetheless of very high credit quality.

Within the Prime Money Market Fund, which has a broader investment mandate, the advisor also took advantage of opportunities to invest in high-quality foreign debt denominated in U.S. dollars. The yields on offer and the advantage of greater diversification led the advisor to invest in securities of Canadian and Australian banks in particular, while avoiding their European counterparts during the period under review.

Money market returns haven’t always been so low
While short-term interest rates have been negligible for several years now, the annualized return of the funds over the last ten years reflects the higher rates that existed before the financial crisis. The average annual return for the Prime Money Market Fund over the past ten years was 1.77% for Investor Shares and 1.91% for Institutional Shares. The Federal Money Market Fund returned 1.70% and the Admiral Treasury Money Market Fund returned 1.61% for the same period. It’s pleasing to note that the returns of all three funds were well ahead of the average returns of their peer groups, thanks in part to the experienced and

Changes in Yields
		7-Day SEC Yield
	August 31,	August 31,
Money Market Fund	2013	2012
Prime
Investor Shares	0.01%	0.04%
Institutional Shares	0.04	0.11
Federal	0.02	0.01
Admiral Treasury	0.01	0.02

astute management team that oversees the funds as well as our low-cost structure for running them.

In pursuing investment goals, your long-term asset mix is key
As I mentioned earlier, financial markets were rattled by the prospect that the Fed might begin scaling back its massive bond-buying program. Bond yields jumped (and so prices fell), and the stock market experienced some turmoil.

Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change.

In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found. A recent Vanguard research paper notes that although many investors alter their portfolios based on emotional reactions to market movements,

Your fund distributed a small capital gain
Shortly after the close of the fiscal year, your money market fund made a small distribution of short-term capital gains. You can view the amount per share on
Vanguard’s website by visiting the “Distributions” section of your fund’s profile.

Although uncommon for money market funds, capital gains distributions have become more common in recent years because of the unusual interest rate environment. Declining rates drive up the prices of securities, which then may generate a gain if they are sold. These short-term capital gains are taxed as ordinary income.

Consistent with their investment objectives, all three funds maintained their share price of $1, as is expected but not guaranteed.

investment success actually is “largely determined by the long-term mixture of assets in a portfolio.” (You can find the full report, Vanguard’s Framework for Constructing Diversified Portfolios, at vanguard.com/research.)

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2013

Advisor’s Report

For the 12 months ended August 31, 2013, returns for the three Vanguard Money Market Funds in this report were negligible, ranging from 0.01% for the Federal Money Market Fund to 0.07% for Institutional Shares of the Prime Money Market Fund. The average return for each fund’s peer group was 0%.

The Federal Reserve has continued to keep short-term rates at extremely low levels since December 2008, extending what has been a challenging environment for money market investors. Moreover, while economic conditions have shown steady improvement, the pace remains subdued, leading us to conclude that we are headed for another year of exceptionally low returns for money market funds.

Portfolio adjustments
Given our outlook for interest rates, we kept the weighted average maturity of the portfolio at the upper end of the permitted range. This allowed us to capture more of the higher yields offered by longer-dated securities.

We continue to manage our investments with an eye toward maintaining a high degree of liquidity and safety in the portfolios. Our allocation to U.S. Treasury and agency securities in the Prime Money Market Fund, our flagship fund, is crucial to achieving this goal. During critical periods throughout the financial crisis, U.S. Treasury and agency securities outperformed other money market assets while remaining highly liquid. Their yields may be lower because of their superior quality and liquidity, but Vanguard’s expense ratio advantage helps balance that out.

That said, the Admiral Treasury Money Market Fund and the Prime Money Market Fund had both lightened their allocation a little to Treasuries by the end of the period in favor of the slightly better yields available from agency securities. In addition, we shifted the asset mix of the Prime Money Market Fund to take advantage of relative value opportunities, primarily in Canadian government debt issued in U.S. dollars and commercial paper issued by U.S. industrial corporations.

The outlook
We have continued to monitor conditions in Europe, but refrained from investing in European banks during the period. While we still believe a number of countries in the southern periphery of Europe remain vulnerable to external shocks and counterproductive domestic policy choices, the conditions that led us to avoid all European bank debt have subsided. As of this writing, we have begun to diversify our holdings, primarily by adding securities issued by a limited number of U.K. and Northern European banks. These institutions were insulated from the conditions that plagued their southern counterparts.

The Securities and Exchange Commission (SEC) recently proposed money market fund reforms that go beyond the changes the commission adopted in 2010 in the wake of the financial crisis to enhance the funds’ stability and safety. We appreciate the commission’s efforts in moving this debate forward and have welcomed the opportunity to review and comment on its latest proposal to ensure that your interests are represented.

While the regulatory environment is going to continue to evolve, we remain confident in the stability and safety of our money market funds, in part because we manage our funds conservatively, keep costs low, and invest only in securities that our skilled and experienced credit analysts identify as being of the highest quality.

David R. Glocke, Principal
Vanguard Fixed Income Group
September 19, 2013

Prime Money Market Fund

Fund Profile
As of August 31, 2013

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.09%
7-Day SEC Yield	0.01%	0.04%
Average Weighted
Maturity	59 days	59 days

Sector Diversification (% of portfolio)
Certificates of Deposit	10.6%
Corporate Bonds	0.2
Repurchase Agreements	0.1
U.S. Commercial Paper	11.2
U.S. Government Agency Obligations	35.4
U.S. Treasury Bills	14.4
Yankee/Foreign	25.0
Other	3.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.16% for Investor Shares and 0.10% for Institutional Shares. The expense ratio for the Prime Money Market Fund Investor Shares reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio for the Prime Money Market Fund Investor Shares was 0.17%.

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2003, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2013			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Prime Money Market Fund Investor
Shares	0.02%	0.30%	1.77%	$11,915
Money Market Funds Average	0.00	0.13	1.38	11,474
Citigroup Three-Month U.S. Treasury
Bill Index	0.07	0.17	1.62	11,739

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Institutional
Shares	0.07%	0.41%	1.91%	$6,044,202
Institutional Money Market Funds Average	0.01	0.22	1.66	5,893,100
Citigroup Three-Month U.S. Treasury Bill
Index	0.07	0.17	1.62	5,877,371

See Financial Highlights for dividend information.

Prime Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2003, Through August 31, 2013
		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2004	0.83%	0.39%
2005	2.31	1.68
2006	4.38	3.69
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
7-day SEC yield (8/31/2013): 0.01%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.02%	0.38%	1.78%
Institutional Shares	10/3/1989	0.09	0.49	1.93

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (50.7%)
2	Fannie Mae Discount Notes	0.150%	9/3/13	1,000,000	999,992
2	Fannie Mae Discount Notes	0.135%–0.140%	9/11/13	125,486	125,481
2	Fannie Mae Discount Notes	0.140%	12/26/13	175,000	174,921
2	Fannie Mae Discount Notes	0.110%	1/8/14	250,000	249,901
3	Federal Home Loan Bank Discount Notes	0.075%–0.078%	9/6/13	667,766	667,759
3	Federal Home Loan Bank Discount Notes	0.078%–0.137%	9/11/13	899,195	899,171
3	Federal Home Loan Bank Discount Notes	0.090%–0.140%	9/13/13	812,600	812,571
3	Federal Home Loan Bank Discount Notes	0.100%	9/18/13	23,175	23,174
3	Federal Home Loan Bank Discount Notes	0.100%–0.130%	9/20/13	1,105,706	1,105,644
3	Federal Home Loan Bank Discount Notes	0.120%	10/9/13	42,500	42,495
3	Federal Home Loan Bank Discount Notes	0.105%–0.110%	10/16/13	191,039	191,014
3	Federal Home Loan Bank Discount Notes	0.105%	10/18/13	781,800	781,693
3	Federal Home Loan Bank Discount Notes	0.103%	10/25/13	350,000	349,946
3	Federal Home Loan Bank Discount Notes	0.105%	10/30/13	1,303,000	1,302,776
3	Federal Home Loan Bank Discount Notes	0.105%–0.108%	11/1/13	128,172	128,149
3	Federal Home Loan Bank Discount Notes	0.100%	11/13/13	308,000	307,938
3	Federal Home Loan Bank Discount Notes	0.100%	11/15/13	593,770	593,646
3	Federal Home Loan Bank Discount Notes	0.100%	11/19/13	44,000	43,990
3	Federal Home Loan Bank Discount Notes	0.050%–0.105%	11/22/13	458,000	457,926
3	Federal Home Loan Bank Discount Notes	0.100%–0.105%	11/27/13	805,000	804,803
3	Federal Home Loan Bank Discount Notes	0.055%	11/29/13	51,000	50,993
3	Federal Home Loan Bank Discount Notes	0.098%	2/12/14	42,000	41,981
3	Federal Home Loan Bank Discount Notes	0.098%–0.100%	2/14/14	80,842	80,805
3	Federal Home Loan Bank Discount Notes	0.095%–0.100%	2/19/14	534,500	534,249
3,[4]	Federal Home Loan Banks	0.133%	11/22/13	150,000	149,993
3,[4]	Federal Home Loan Banks	0.156%	12/6/13	50,000	49,999
3,[4]	Federal Home Loan Banks	0.159%	12/26/13	1,525,000	1,525,000
3,[4]	Federal Home Loan Banks	0.104%	1/15/14	135,000	134,998
3,[4]	Federal Home Loan Banks	0.136%	4/3/14	1,465,000	1,465,000
3,[4]	Federal Home Loan Banks	0.124%	4/25/14	388,000	388,000
3,[4]	Federal Home Loan Banks	0.126%	6/5/14	400,000	400,000
3,[4]	Federal Home Loan Banks	0.126%	6/5/14	150,000	150,000
3,[4]	Federal Home Loan Banks	0.126%	6/6/14	1,400,000	1,400,000
3,[4]	Federal Home Loan Banks	0.126%	6/6/14	931,500	931,500
3,[4]	Federal Home Loan Banks	0.126%	7/3/14	482,000	482,000
3,[4]	Federal Home Loan Banks	0.167%	10/1/14	150,000	149,967

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
3,[4]	Federal Home Loan Banks	0.139%	2/27/15	496,000	495,925
2,[4]	Federal Home Loan Mortgage Corp.	0.156%	11/4/13	64,780	64,780
2,[4]	Federal National Mortgage Assn.	0.155%	11/8/13	1,365,500	1,365,428
2,[4]	Federal National Mortgage Assn.	0.155%	11/14/13	1,000,000	999,940
2,[4]	Federal National Mortgage Assn.	0.165%	9/11/14	2,350,000	2,349,512
2,[4]	Federal National Mortgage Assn.	0.154%	2/27/15	3,350,000	3,348,748
2,[4]	Federal National Mortgage Assn.	0.156%	8/5/15	1,775,000	1,774,305
2	Freddie Mac Discount Notes	0.140%	9/3/13	307,000	306,998
2	Freddie Mac Discount Notes	0.133%–0.135%	9/9/13	351,667	351,657
2	Freddie Mac Discount Notes	0.128%	9/16/13	58,528	58,525
2	Freddie Mac Discount Notes	0.125%	9/23/13	50,000	49,996
2	Freddie Mac Discount Notes	0.125%	9/30/13	840,000	839,915
2	Freddie Mac Discount Notes	0.090%	10/22/13	50,000	49,994
2	Freddie Mac Discount Notes	0.100%	11/4/13	613,484	613,375
2	Freddie Mac Discount Notes	0.075%–0.100%	11/12/13	297,995	297,940
2	Freddie Mac Discount Notes	0.075%–0.100%	11/18/13	578,467	578,364
2	Freddie Mac Discount Notes	0.100%	11/25/13	325,000	324,923
2	Freddie Mac Discount Notes	0.100%–0.140%	12/3/13	286,750	286,667
2	Freddie Mac Discount Notes	0.150%	12/16/13	121,630	121,576
2	Freddie Mac Discount Notes	0.150%	12/23/13	1,040,625	1,040,135
2	Freddie Mac Discount Notes	0.138%	12/30/13	520,000	519,761
2	Freddie Mac Discount Notes	0.098%	1/13/14	300,000	299,891
2	Freddie Mac Discount Notes	0.095%–0.100%	2/18/14	248,500	248,384
	United States Treasury Bill	0.120%	9/5/13	850,000	849,989
	United States Treasury Bill	0.113%	9/12/13	1,000,000	999,966
	United States Treasury Bill	0.038%–0.040%	9/26/13	2,500,000	2,499,938
	United States Treasury Bill	0.108%–0.111%	10/3/13	1,710,000	1,709,834
	United States Treasury Bill	0.101%	10/10/13	500,000	499,946
	United States Treasury Bill	0.085%	11/7/13	725,000	724,885
	United States Treasury Bill	0.056%–0.057%	11/14/13	1,500,000	1,499,826
	United States Treasury Bill	0.038%–0.041%	11/29/13	3,600,000	3,599,642
	United States Treasury Bill	0.073%	1/23/14	500,000	499,854
	United States Treasury Bill	0.073%–0.077%	2/6/14	2,828,834	2,827,909
	United States Treasury Bill	0.077%	2/13/14	1,000,000	999,647
	United States Treasury Bill	0.078%	2/20/14	2,190,000	2,189,187
	United States Treasury Note/Bond	3.125%	9/30/13	594,000	595,439
	United States Treasury Note/Bond	0.500%	10/15/13	447,000	447,215
	United States Treasury Note/Bond	2.750%	10/31/13	415,000	416,809
	United States Treasury Note/Bond	0.500%	11/15/13	517,800	518,207
	United States Treasury Note/Bond	4.250%	11/15/13	481,000	485,051
	United States Treasury Note/Bond	0.250%	11/30/13	40,000	40,015
	United States Treasury Note/Bond	2.000%	11/30/13	568,000	570,656
	United States Treasury Note/Bond	0.750%	12/15/13	1,234,000	1,236,294
	United States Treasury Note/Bond	0.125%	12/31/13	148,500	148,514
	United States Treasury Note/Bond	1.000%	1/15/14	1,681,000	1,686,553
	United States Treasury Note/Bond	1.250%	2/15/14	1,304,000	1,310,650
	United States Treasury Note/Bond	4.000%	2/15/14	700,000	712,374
	United States Treasury Note/Bond	0.250%	2/28/14	764,000	764,414
	United States Treasury Note/Bond	1.875%	2/28/14	267,000	269,341
	United States Treasury Note/Bond	1.250%	3/15/14	1,225,000	1,232,480
	United States Treasury Note/Bond	0.250%	3/31/14	357,000	357,282
	United States Treasury Note/Bond	1.750%	3/31/14	746,000	752,953
	United States Treasury Note/Bond	1.250%	4/15/14	599,000	603,198
Total U. S. Government and Agency Obligations (Cost $65,432,282)					65,432,282

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Commercial Paper (28.0%)
Finance—Auto (2.4%)
American Honda Finance Corp.	0.130%	9/18/13	65,000	64,996
American Honda Finance Corp.	0.130%	9/19/13	165,750	165,739
American Honda Finance Corp.	0.150%	9/23/13	10,000	9,999
American Honda Finance Corp.	0.135%–0.150%	9/24/13	81,100	81,093
American Honda Finance Corp.	0.135%–0.180%	9/25/13	65,000	64,994
American Honda Finance Corp.	0.130%–0.160%	10/4/13	125,500	125,484
American Honda Finance Corp.	0.120%–0.150%	10/21/13	248,500	248,450
American Honda Finance Corp.	0.120%–0.130%	10/22/13	36,000	35,994
American Honda Finance Corp.	0.120%	10/28/13	77,700	77,685
American Honda Finance Corp.	0.120%	10/29/13	27,750	27,745
American Honda Finance Corp.	0.120%	11/6/13	55,500	55,488
American Honda Finance Corp.	0.110%	11/12/13	69,250	69,235
American Honda Finance Corp.	0.120%	11/13/13	142,000	141,965
5 BMW US Capital LLC	0.120%	9/3/13	24,500	24,500
5 BMW US Capital LLC	0.120%	9/4/13	24,000	24,000
5 BMW US Capital LLC	0.120%	9/5/13	49,500	49,499
5 BMW US Capital LLC	0.120%	9/11/13	39,500	39,499
5 BMW US Capital LLC	0.120%	9/12/13	22,000	21,999
5 BMW US Capital LLC	0.120%	9/23/13	67,000	66,995
5 BMW US Capital LLC	0.130%	10/7/13	22,000	21,997
5 BMW US Capital LLC	0.130%	10/8/13	18,000	17,998
5 BMW US Capital LLC	0.130%	10/9/13	35,250	35,245
5 BMW US Capital LLC	0.130%	10/11/13	30,000	29,996
5 BMW US Capital LLC	0.130%	10/15/13	66,000	65,990
5 BMW US Capital LLC	0.130%	10/16/13	89,500	89,485
5 BMW US Capital LLC	0.130%	10/17/13	34,250	34,244
5 BMW US Capital LLC	0.130%	10/18/13	52,000	51,991
5 BMW US Capital LLC	0.110%	10/21/13	29,750	29,745
5 BMW US Capital LLC	0.110%	10/28/13	117,800	117,780
5 BMW US Capital LLC	0.120%	11/4/13	50,000	49,989
5 BMW US Capital LLC	0.120%	11/5/13	22,500	22,495
Toyota Motor Credit Corp.	0.210%	9/11/13	32,670	32,668
Toyota Motor Credit Corp.	0.240%	10/1/13	26,250	26,245
Toyota Motor Credit Corp.	0.230%	10/2/13	168,000	167,967
Toyota Motor Credit Corp.	0.220%	10/15/13	32,000	31,991
Toyota Motor Credit Corp.	0.210%	11/8/13	189,000	188,925
4 Toyota Motor Credit Corp.	0.175%	12/10/13	221,000	221,000
4 Toyota Motor Credit Corp.	0.175%	12/11/13	194,000	194,000
Toyota Motor Credit Corp.	0.240%	1/6/14	74,000	73,937
Toyota Motor Credit Corp.	0.230%	2/3/14	157,750	157,594
				3,056,641
Finance—Other (3.0%)
General Electric Capital Corp.	0.150%	10/2/13	297,000	296,962
General Electric Capital Corp.	0.150%	10/4/13	248,000	247,966
General Electric Capital Corp.	0.150%	10/8/13	198,000	197,969
General Electric Capital Corp.	0.130%	10/11/13	157,000	156,977
General Electric Capital Corp.	0.190%	10/15/13	99,000	98,977
General Electric Capital Corp.	0.130%	10/18/13	150,000	149,974
General Electric Capital Corp.	0.130%	10/23/13	80,000	79,985
General Electric Capital Corp.	0.150%	10/25/13	248,000	247,944
General Electric Capital Corp.	0.150%	11/1/13	196,000	195,950
General Electric Capital Corp.	0.150%	11/4/13	196,000	195,948

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
	General Electric Capital Corp.	0.150%	11/7/13	33,000	32,991
	General Electric Capital Corp.	0.150%	11/22/13	250,000	249,915
	General Electric Capital Corp.	0.150%	12/5/13	175,000	174,931
5	Jupiter Securitization Co. LLC	0.130%	9/27/13	25,000	24,998
5	Old Line Funding LLC	0.160%	9/17/13	49,500	49,496
5	Old Line Funding LLC	0.120%–0.130%	9/23/13	67,685	67,680
5	Old Line Funding LLC	0.170%	9/25/13	134,000	133,985
5	Old Line Funding LLC	0.150%–0.200%	10/17/13	260,127	260,062
5	Old Line Funding LLC	0.200%	10/18/13	222,000	221,942
5	Old Line Funding LLC	0.200%	10/22/13	38,000	37,989
5	Old Line Funding LLC	0.200%	10/23/13	14,098	14,094
5	Old Line Funding LLC	0.200%	10/24/13	50,000	49,985
5	Old Line Funding LLC	0.200%	10/25/13	24,500	24,493
5	Old Line Funding LLC	0.200%	10/29/13	40,500	40,487
5	Old Line Funding LLC	0.200%	11/1/13	78,000	77,974
5	Old Line Funding LLC	0.200%	11/8/13	39,500	39,485
5	Old Line Funding LLC	0.200%	11/12/13	222,000	221,911
5	Old Line Funding LLC	0.190%–0.200%	11/18/13	133,500	133,442
5	Old Line Funding LLC	0.200%	12/9/13	83,500	83,454
5	Old Line Funding LLC	0.200%	12/18/13	76,000	75,954
5	Old Line Funding LLC	0.200%	12/23/13	40,000	39,975
5	Old Line Funding LLC	0.200%	1/6/14	26,000	25,982
					3,949,877
Foreign Banks (3.5%)
[4],5	Australia & New Zealand Banking Group, Ltd.	0.185%	10/8/13	466,500	466,500
[4],5	Australia & New Zealand Banking Group, Ltd.	0.185%	10/9/13	298,000	298,000
[4],5	Australia & New Zealand Banking Group, Ltd.	0.185%	11/8/13	240,000	240,000
[4],5	Australia & New Zealand Banking Group, Ltd.	0.184%	11/25/13	37,000	37,000
[4],5	Australia & New Zealand Banking Group, Ltd.	0.183%	12/23/13	123,000	123,000
[4],5	Australia & New Zealand Banking Group, Ltd.	0.174%	1/24/14	264,000	264,000
5	Commonwealth Bank of Australia	0.230%	10/22/13	43,000	42,986
5	Commonwealth Bank of Australia	0.220%	10/29/13	28,143	28,133
[4],5	Commonwealth Bank of Australia	0.316%	11/1/13	46,500	46,508
5	Commonwealth Bank of Australia	0.225%	11/12/13	100,000	99,955
5	Commonwealth Bank of Australia	0.220%	12/2/13	40,000	39,978
5	Commonwealth Bank of Australia	0.215%	12/5/13	30,905	30,888
5	Commonwealth Bank of Australia	0.215%–0.230%	12/16/13	205,015	204,881
[4],5	Westpac Banking Corp.	0.184%	9/25/13	185,000	185,000
[4],5	Westpac Banking Corp.	0.184%	9/26/13	185,000	185,000
[4],5	Westpac Banking Corp.	0.184%	9/27/13	185,000	185,000
[4],5	Westpac Banking Corp.	0.182%	9/30/13	670,000	670,000
[4],5	Westpac Banking Corp.	0.182%	9/30/13	450,000	450,000
[4],5	Westpac Banking Corp.	0.184%	10/16/13	150,000	150,000
[4],5	Westpac Banking Corp.	0.184%	10/21/13	150,000	150,000
[4],5	Westpac Banking Corp.	0.184%	10/25/13	73,000	73,000
[4],5	Westpac Banking Corp.	0.184%	10/28/13	100,000	100,000
[4],5	Westpac Banking Corp.	0.186%	11/7/13	218,000	218,000
[4],5	Westpac Banking Corp.	0.184%	11/20/13	73,000	73,000
[4],5	Westpac Banking Corp.	0.318%	1/13/14	118,000	118,049
[4],5	Westpac Banking Corp.	0.315%	1/24/14	39,500	39,518
					4,518,396
Foreign Governments (7.1%)
	Canada	0.170%	9/27/13	37,000	36,995
	Canada	0.170%	10/7/13	18,000	17,997

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
8 CPPIB Capital Inc.	0.150%	9/3/13	25,000	25,000
8 CPPIB Capital Inc.	0.150%	9/9/13	250,000	249,992
8 CPPIB Capital Inc.	0.150%	9/10/13	298,000	297,989
8 CPPIB Capital Inc.	0.150%	9/11/13	248,000	247,990
8 CPPIB Capital Inc.	0.150%	9/12/13	49,500	49,498
8 CPPIB Capital Inc.	0.150%	9/17/13	77,000	76,995
8 CPPIB Capital Inc.	0.150%	9/23/13	127,500	127,488
8 CPPIB Capital Inc.	0.150%	9/24/13	100,000	99,990
8 CPPIB Capital Inc.	0.150%	9/25/13	44,000	43,996
8 CPPIB Capital Inc.	0.150%	10/2/13	151,500	151,480
8 CPPIB Capital Inc.	0.150%	10/10/13	19,000	18,997
8 CPPIB Capital Inc.	0.150%–0.190%	10/11/13	82,000	81,985
8 CPPIB Capital Inc.	0.150%	10/16/13	20,000	19,996
8 CPPIB Capital Inc.	0.150%	10/21/13	15,750	15,747
8 CPPIB Capital Inc.	0.180%	10/22/13	29,000	28,993
8 CPPIB Capital Inc.	0.190%	11/1/13	107,000	106,966
8 CPPIB Capital Inc.	0.190%	11/7/13	148,000	147,948
8 CPPIB Capital Inc.	0.190%	11/8/13	36,000	35,987
8 CPPIB Capital Inc.	0.150%–0.190%	11/12/13	221,000	220,917
8 CPPIB Capital Inc.	0.150%	11/15/13	20,000	19,994
8 CPPIB Capital Inc.	0.150%	11/21/13	74,000	73,975
8 CPPIB Capital Inc.	0.180%	1/16/14	15,000	14,990
8 CPPIB Capital Inc.	0.180%	1/31/14	17,000	16,987
Export Development Canada	0.150%	9/10/13	36,800	36,799
Export Development Canada	0.180%	10/7/13	24,000	23,996
Export Development Canada	0.180%–0.190%	10/8/13	94,000	93,982
Export Development Canada	0.140%	11/1/13	196,000	195,954
Export Development Canada	0.140%	11/5/13	100,000	99,975
Export Development Canada	0.140%	11/12/13	200,000	199,944
Export Development Canada	0.170%	11/15/13	197,000	196,930
Export Development Canada	0.160%	11/18/13	25,000	24,991
Export Development Canada	0.160%	11/19/13	99,000	98,965
Export Development Canada	0.160%	11/22/13	198,000	197,928
Export Development Canada	0.160%	12/2/13	149,000	148,939
Export Development Canada	0.155%	12/9/13	200,000	199,915
5 Hydro-Quebec	0.120%	10/16/13	40,000	39,994
5 Hydro-Quebec	0.100%	11/15/13	20,000	19,996
Province of British Columbia	0.130%	10/10/13	36,000	35,995
Province of British Columbia	0.140%	10/22/13	33,000	32,993
Province of British Columbia	0.150%	11/4/13	49,500	49,487
Province of British Columbia	0.145%	11/12/13	9,775	9,772
Province of British Columbia	0.145%	11/18/13	53,000	52,983
Province of British Columbia	0.150%	11/22/13	50,000	49,983
Province of British Columbia	0.160%	12/4/13	54,500	54,477
Province of British Columbia	0.160%	12/11/13	99,000	98,956
Province of Ontario	0.135%–0.150%	9/6/13	91,900	91,898
Province of Ontario	0.150%	9/12/13	44,000	43,998
Province of Ontario	0.140%	9/19/13	49,500	49,497
Province of Ontario	0.140%	10/4/13	21,000	20,997
Province of Ontario	0.180%	10/7/13	137,750	137,725
Province of Ontario	0.120%	10/8/13	22,000	21,997
Province of Ontario	0.180%	10/9/13	143,000	142,973
Province of Ontario	0.180%	10/11/13	76,000	75,985
Province of Ontario	0.140%–0.170%	10/15/13	150,000	149,971
Province of Ontario	0.140%	10/16/13	12,000	11,998

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Province of Ontario	0.110%	10/29/13	20,000	19,996
Province of Ontario	0.150%	11/1/13	28,000	27,993
Province of Ontario	0.140%	11/5/13	49,500	49,487
Province of Ontario	0.120%	11/6/13	49,000	48,989
Province of Ontario	0.130%–0.150%	11/7/13	110,000	109,972
Province of Ontario	0.100%–0.160%	11/18/13	75,000	74,977
Province of Ontario	0.160%	11/22/13	24,500	24,491
Province of Ontario	0.100%–0.160%	11/25/13	125,000	124,956
Province of Ontario	0.100%	11/26/13	104,000	103,975
Province of Ontario	0.100%	11/27/13	20,000	19,995
Province of Ontario	0.160%	11/29/13	25,000	24,990
Province of Ontario	0.160%	12/5/13	144,000	143,939
Province of Ontario	0.150%	1/21/14	60,000	59,965
8 PSP Capital Inc.	0.200%	10/7/13	19,500	19,496
8 PSP Capital Inc.	0.190%	10/15/13	26,500	26,494
8 PSP Capital Inc.	0.190%	11/12/13	90,000	89,966
8 PSP Capital Inc.	0.190%	11/13/13	156,500	156,440
8 PSP Capital Inc.	0.190%	11/15/13	83,000	82,967
8 PSP Capital Inc.	0.180%	11/18/13	14,500	14,494
8 PSP Capital Inc.	0.190%	11/21/13	29,500	29,487
8 PSP Capital Inc.	0.180%	12/6/13	15,000	14,993
8 PSP Capital Inc.	0.190%	12/11/13	28,000	27,985
8 PSP Capital Inc.	0.190%	12/13/13	24,500	24,487
8 PSP Capital Inc.	0.180%	2/3/14	17,750	17,736
8 PSP Capital Inc.	0.190%	2/18/14	11,750	11,739
5 Quebec	0.150%	9/5/13	32,200	32,199
5 Quebec	0.130%	9/11/13	100,000	99,996
5 Quebec	0.130%–0.150%	9/12/13	245,000	244,990
5 Quebec	0.150%	9/13/13	36,000	35,998
5 Quebec	0.110%–0.120%	10/1/13	103,100	103,090
5 Quebec	0.140%	10/4/13	27,000	26,997
5 Quebec	0.120%	10/10/13	500,000	499,935
5 Quebec	0.120%–0.130%	10/17/13	468,000	467,927
5 Quebec	0.130%	10/24/13	100,000	99,981
5 Quebec	0.120%	11/1/13	22,500	22,495
5 Quebec	0.120%	11/6/13	32,500	32,493
5 Quebec	0.100%	11/19/13	49,500	49,489
5 Quebec	0.100%	11/20/13	503,500	503,388
Queensland Treasury Corp.	0.200%	9/12/13	36,000	35,998
Queensland Treasury Corp.	0.240%	10/15/13	150,000	149,956
Queensland Treasury Corp.	0.240%	10/18/13	75,000	74,976
Queensland Treasury Corp.	0.130%	10/24/13	25,000	24,995
Queensland Treasury Corp.	0.230%–0.240%	10/29/13	151,000	150,943
Queensland Treasury Corp.	0.130%	10/30/13	65,500	65,486
Queensland Treasury Corp.	0.140%	11/6/13	99,000	98,975
Queensland Treasury Corp.	0.150%	11/14/13	30,500	30,491
				9,139,692
Foreign Industrial (5.2%)
5 BASF SE	0.140%	9/20/13	79,000	78,994
5 BASF SE	0.150%	9/25/13	200,000	199,980
5 BASF SE	0.150%	9/26/13	100,000	99,990
5 GlaxoSmithKline Finance plc	0.150%	9/3/13	63,000	62,999
5 GlaxoSmithKline Finance plc	0.140%	9/4/13	236,000	235,997
5 GlaxoSmithKline Finance plc	0.100%–0.120%	10/2/13	245,000	244,976
5 GlaxoSmithKline Finance plc	0.150%	10/9/13	123,500	123,480

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
5 Nestle Capital Corp.	0.200%	9/6/13	47,000	46,999
5 Nestle Capital Corp.	0.250%	9/17/13	10,000	9,999
5 Nestle Capital Corp.	0.190%	10/1/13	600,000	599,905
5 Nestle Capital Corp.	0.140%	10/7/13	396,000	395,945
5 Nestle Capital Corp.	0.140%	10/8/13	68,000	67,990
5 Nestle Capital Corp.	0.150%	11/13/13	368,000	367,888
5 Nestle Capital Corp.	0.145%	11/14/13	113,000	112,966
5 Nestle Capital Corp.	0.120%	11/18/13	214,000	213,944
Nestle Finance International Ltd.	0.150%	9/24/13	230,000	229,978
Nestle Finance International Ltd.	0.150%	9/26/13	115,000	114,988
Nestle Finance International Ltd.	0.200%	10/3/13	235,000	234,958
Nestle Finance International Ltd.	0.200%	10/15/13	45,000	44,989
Nestle Finance International Ltd.	0.200%	10/16/13	98,000	97,976
Nestle Finance International Ltd.	0.140%	11/1/13	228,000	227,946
Nestle Finance International Ltd.	0.140%	11/5/13	53,000	52,987
Nestle Finance International Ltd.	0.125%–0.130%	11/7/13	356,500	356,417
Nestle Finance International Ltd.	0.165%	11/13/13	198,000	197,934
Nestle Finance International Ltd.	0.165%	11/14/13	149,300	149,249
5 Reckitt Benckiser Treasury Services plc	0.140%	9/6/13	99,000	98,998
5 Reckitt Benckiser Treasury Services plc	0.150%	9/16/13	31,444	31,442
5 Reckitt Benckiser Treasury Services plc	0.125%	11/7/13	159,750	159,713
5 Roche Holdings Inc.	0.110%	9/10/13	49,500	49,499
5 Roche Holdings Inc.	0.110%–0.120%	9/12/13	97,000	96,997
5 Roche Holdings Inc.	0.090%	11/8/13	40,300	40,293
5 Sanofi	0.140%	9/19/13	224,000	223,984
5 Sanofi	0.150%	9/20/13	237,100	237,081
5 Sanofi	0.150%	9/25/13	335,000	334,967
5 Sanofi	0.140%	9/27/13	107,200	107,189
5 Siemens Capital Co. LLC	0.120%	9/10/13	200,000	199,994
5 Siemens Capital Co. LLC	0.120%	9/12/13	75,000	74,997
5 Total Capital Canada Ltd.	0.160%	1/13/14	200,000	199,881
5 Total Capital Canada Ltd.	0.140%	2/3/14	72,000	71,957
Toyota Credit Canada Inc.	0.260%	9/17/13	48,500	48,494
Toyota Credit Canada Inc.	0.260%	9/19/13	50,000	49,994
Toyota Credit Canada Inc.	0.220%	10/21/13	19,000	18,994
Toyota Credit Canada Inc.	0.260%	1/2/14	21,000	20,981
Toyota Credit Canada Inc.	0.250%	1/6/14	20,000	19,982
5 Unilever Capital Corp.	0.110%	9/9/13	90,000	89,998
				6,744,909
Industrial (6.8%)
Caterpillar Financial Services Corp.	0.110%	9/3/13	75,000	75,000
Caterpillar Financial Services Corp.	0.110%	9/4/13	58,600	58,600
Caterpillar Financial Services Corp.	0.150%	9/23/13	231,000	230,979
Caterpillar Financial Services Corp.	0.170%	9/26/13	141,000	140,983
5 Chevron Corp.	0.090%	9/3/13	65,000	65,000
5 Chevron Corp.	0.090%	9/4/13	200,000	199,999
Exxon Mobil Corp.	0.130%	10/11/13	495,000	494,928
Exxon Mobil Corp.	0.090%	10/25/13	200,000	199,973
Exxon Mobil Corp.	0.090%	10/30/13	43,000	42,994
Exxon Mobil Corp.	0.090%	10/31/13	300,000	299,955
Exxon Mobil Corp.	0.090%	11/1/13	150,000	149,977
General Electric Co.	0.110%	9/25/13	200,000	199,985
General Electric Co.	0.110%	9/26/13	298,000	297,977
General Electric Co.	0.110%	9/27/13	59,000	58,995
5 Google Inc.	0.150%	11/5/13	21,000	20,994

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
5 Google Inc.	0.120%	11/13/13	99,000	98,976
5 Google Inc.	0.150%	1/15/14	75,000	74,958
5 Google Inc.	0.140%	2/6/14	55,000	54,966
5 Honeywell International Inc.	0.120%	9/23/13	8,900	8,899
5 Honeywell International Inc.	0.120%	9/26/13	50,000	49,996
5 Procter & Gamble Co.	0.110%	10/16/13	24,500	24,497
5 Procter & Gamble Co.	0.150%	11/4/13	471,000	470,874
5 Procter & Gamble Co.	0.100%	11/6/13	75,750	75,736
5 Procter & Gamble Co.	0.100%	11/8/13	62,100	62,088
5 Procter & Gamble Co.	0.090%	11/15/13	75,000	74,986
5 Procter & Gamble Co.	0.140%	11/19/13	124,000	123,962
5 Procter & Gamble Co.	0.090%	11/26/13	204,500	204,456
5 Procter & Gamble Co.	0.080%	11/27/13	36,100	36,093
5 Procter & Gamble Co.	0.080%	12/2/13	40,300	40,292
5 Procter & Gamble Co.	0.080%	12/4/13	149,000	148,969
5 Syngenta Wilmington Inc.	0.100%	9/17/13	55,000	54,998
5 The Coca-Cola Co.	0.200%	9/3/13	163,000	162,998
5 The Coca-Cola Co.	0.180%	10/3/13	98,750	98,734
5 The Coca-Cola Co.	0.180%	10/7/13	208,550	208,512
5 The Coca-Cola Co.	0.180%	10/8/13	100,000	99,982
5 The Coca-Cola Co.	0.180%	10/9/13	100,000	99,981
5 The Coca-Cola Co.	0.140%	10/23/13	99,000	98,980
5 The Coca-Cola Co.	0.140%	10/24/13	100,000	99,979
5 The Coca-Cola Co.	0.140%	10/25/13	100,000	99,979
5 The Coca-Cola Co.	0.190%	11/4/13	187,000	186,937
5 The Coca-Cola Co.	0.180%–0.190%	11/5/13	326,000	325,891
5 The Coca-Cola Co.	0.140%–0.170%	11/6/13	257,500	257,426
5 The Coca-Cola Co.	0.140%	11/8/13	225,000	224,941
5 The Coca-Cola Co.	0.140%	11/12/13	200,000	199,944
5 The Coca-Cola Co.	0.170%	11/19/13	303,750	303,637
5 The Coca-Cola Co.	0.170%	11/20/13	131,000	130,951
5 The Coca-Cola Co.	0.160%	12/5/13	287,000	286,879
5 The Coca-Cola Co.	0.160%	12/6/13	173,000	172,926
5 The Coca-Cola Co.	0.160%	12/9/13	159,000	158,930
5 The Coca-Cola Co.	0.160%	12/10/13	17,000	16,992
5 The Coca-Cola Co.	0.160%	12/11/13	49,000	48,978
5 The Coca-Cola Co.	0.190%	12/19/13	74,000	73,957
5 The Coca-Cola Co.	0.190%	1/3/14	50,000	49,967
5 The Coca-Cola Co.	0.190%	1/7/14	38,000	37,974
5 The Coca-Cola Co.	0.180%	1/8/14	29,000	28,981
5 The Coca-Cola Co.	0.170%	2/10/14	27,000	26,979
5 The Coca-Cola Co.	0.170%	2/27/14	104,000	103,912
5 The Coca-Cola Co.	0.170%–0.180%	3/3/14	215,000	214,810
5 The Coca-Cola Co.	0.170%	3/4/14	125,000	124,891
5 The Coca-Cola Co.	0.170%	3/5/14	85,000	84,926
5 Wal-Mart Stores, Inc.	0.100%	10/16/13	49,500	49,494
5 Wal-Mart Stores, Inc.	0.100%–0.110%	10/17/13	59,250	59,242
5 Wal-Mart Stores, Inc.	0.100%	10/18/13	59,500	59,492
5 Wal-Mart Stores, Inc.	0.100%	10/21/13	29,750	29,746
5 Wal-Mart Stores, Inc.	0.090%	11/1/13	99,500	99,485
5 Wal-Mart Stores, Inc.	0.100%	11/4/13	198,500	198,465
5 Wal-Mart Stores, Inc.	0.100%	11/5/13	99,600	99,582
				8,766,565
Total Commercial Paper (Cost $36,176,080)				36,176,080

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Certificates of Deposit (19.4%)
Domestic Banks (4.0%)
JPMorgan Chase Bank NA	0.160%	10/1/13	730,000	730,000
JPMorgan Chase Bank NA	0.180%	10/1/13	280,000	280,000
JPMorgan Chase Bank NA	0.180%	10/1/13	88,000	88,000
JPMorgan Chase Bank NA	0.180%	10/7/13	219,000	219,000
4 Wells Fargo Bank NA	0.185%	9/11/13	459,000	459,000
4 Wells Fargo Bank NA	0.175%	9/13/13	834,000	834,000
4 Wells Fargo Bank NA	0.175%	10/9/13	414,000	414,000
4 Wells Fargo Bank NA	0.175%	10/10/13	115,000	115,000
4 Wells Fargo Bank NA	0.184%	11/27/13	192,500	192,511
4 Wells Fargo Bank NA	0.176%	2/5/14	495,000	495,000
Wells Fargo Bank NA	0.220%	2/12/14	500,000	500,000
Wells Fargo Bank NA	0.220%	2/19/14	495,000	495,000
4 Wells Fargo Bank NA	0.203%	2/24/14	361,000	361,000
				5,182,511
Eurodollar Certificates of Deposit (6.7%)
4 Australia & New Zealand Banking Group, Ltd.	0.200%	10/11/13	432,000	432,000
4 Australia & New Zealand Banking Group, Ltd.	0.204%	10/17/13	170,000	170,000
4 Australia & New Zealand Banking Group, Ltd.	0.204%	10/24/13	432,000	432,000
4 Australia & New Zealand Banking Group, Ltd.	0.207%	11/1/13	646,000	646,000
4 Commonwealth Bank of Australia	0.175%	9/13/13	50,000	50,000
4 Commonwealth Bank of Australia	0.175%	10/8/13	840,000	840,000
4 Commonwealth Bank of Australia	0.175%	10/15/13	407,000	407,000
4 Commonwealth Bank of Australia	0.174%	11/20/13	126,000	126,000
4 Commonwealth Bank of Australia	0.175%	2/10/14	468,000	468,000
4 Commonwealth Bank of Australia	0.174%	2/19/14	522,000	522,000
4 Commonwealth Bank of Australia	0.173%	2/24/14	706,000	706,000
4 National Australia Bank Ltd.	0.174%	9/18/13	121,000	121,000
4 National Australia Bank Ltd.	0.177%	10/2/13	1,033,000	1,033,000
4 National Australia Bank Ltd.	0.194%	10/21/13	480,000	480,000
4 National Australia Bank Ltd.	0.193%	10/23/13	525,000	525,000
4 National Australia Bank Ltd.	0.196%	12/6/13	64,000	64,000
4 National Australia Bank Ltd.	0.194%	12/18/13	128,000	128,000
4 National Australia Bank Ltd.	0.204%	12/27/13	72,000	72,000
4 National Australia Bank Ltd.	0.206%	1/6/14	50,000	50,000
4 National Australia Bank Ltd.	0.209%	1/27/14	1,319,000	1,319,000
4 National Australia Bank Ltd.	0.214%	2/19/14	41,000	41,000
4 National Australia Bank Ltd.	0.213%	2/28/14	37,000	37,000
				8,669,000
Yankee Certificates of Deposit (8.7%)
4 Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.176%	12/5/13	50,000	50,000
4 Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.177%	1/2/14	114,000	114,000
Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.200%	1/10/14	54,500	54,504
Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.190%	2/20/14	248,000	247,994
Bank of Montreal (Chicago Branch)	0.180%	9/13/13	590,000	590,000
Bank of Montreal (Chicago Branch)	0.180%	9/16/13	590,000	590,000
Bank of Montreal (Chicago Branch)	0.200%	10/16/13	491,000	491,000
Bank of Montreal (Chicago Branch)	0.150%	10/22/13	465,000	465,000
Bank of Montreal (Chicago Branch)	0.150%	10/24/13	392,000	392,000

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Bank of Montreal (Chicago Branch)	0.180%	11/8/13	21,000	21,000
Bank of Montreal (Chicago Branch)	0.170%	12/2/13	33,000	33,000
Bank of Nova Scotia (Houston Branch)	0.150%	9/3/13	115,000	115,000
Bank of Nova Scotia (Houston Branch)	0.150%	9/6/13	43,000	43,000
Bank of Nova Scotia (Houston Branch)	0.170%	9/24/13	45,000	45,000
Bank of Nova Scotia (Houston Branch)	0.160%	10/16/13	570,000	569,997
Bank of Nova Scotia (Houston Branch)	0.150%	10/18/13	248,000	248,000
Bank of Nova Scotia (Houston Branch)	0.140%	10/23/13	470,000	469,997
Bank of Nova Scotia (Houston Branch)	0.140%	11/6/13	600,000	599,995
Bank of Nova Scotia (Houston Branch)	0.150%	11/12/13	460,000	459,995
Bank of Nova Scotia (Houston Branch)	0.160%	12/2/13	142,000	141,998
Canadian Imperial Bank of Commerce
(New York Branch)	0.100%	10/15/13	300,000	300,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.080%	11/26/13	250,000	250,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.080%	11/27/13	250,000	250,000
4 Commonwealth Bank of Australia
(New York Branch)	0.186%	9/6/13	127,000	127,000
4 Commonwealth Bank of Australia
(New York Branch)	0.184%	11/18/13	111,000	111,000
4 Toronto Dominion Bank (New York Branch)	0.186%	9/4/13	218,000	218,000
4 Toronto Dominion Bank (New York Branch)	0.185%	9/16/13	175,000	175,000
4 Toronto Dominion Bank (New York Branch)	0.183%	10/23/13	198,000	198,000
4 Toronto Dominion Bank (New York Branch)	0.186%	11/7/13	495,000	495,000
4 Toronto Dominion Bank (New York Branch)	0.164%	11/20/13	350,000	350,000
Toronto Dominion Bank (New York Branch)	0.220%	11/22/13	39,500	39,500
4 Toronto Dominion Bank (New York Branch)	0.164%	11/29/13	196,000	196,000
4 Toronto Dominion Bank (New York Branch)	0.175%	12/13/13	161,000	161,000
4 Toronto Dominion Bank (New York Branch)	0.234%	12/20/13	172,000	172,021
4 Toronto Dominion Bank (New York Branch)	0.174%	12/23/13	199,000	199,000
Toronto Dominion Bank (New York Branch)	0.200%	1/15/14	230,000	230,000
Toronto Dominion Bank (New York Branch)	0.220%	2/3/14	400,000	400,000
Toronto Dominion Bank (New York Branch)	0.220%	2/3/14	95,000	95,000
Toronto Dominion Bank (New York Branch)	0.220%	2/5/14	185,000	185,000
Toronto Dominion Bank (New York Branch)	0.220%	2/13/14	175,000	175,000
Toronto Dominion Bank (New York Branch)	0.220%	2/18/14	541,000	541,000
Westpac Banking Corp. (New York Branch)	0.190%	9/30/13	50,000	50,000
4 Westpac Banking Corp. (New York Branch)	0.184%	10/24/13	73,000	73,000
4 Westpac Banking Corp. (New York Branch)	0.186%	11/4/13	360,000	360,000
4 Westpac Banking Corp. (New York Branch)	0.182%	12/30/13	106,000	106,000
4 Westpac Banking Corp. (New York Branch)	0.184%	12/30/13	50,000	50,000
				11,248,001
Total Certificates of Deposit (Cost $25,099,512)				25,099,512
Repurchase Agreements (0.1%)
Bank of Nova Scotia
(Dated 8/30/13, Repurchase Value $20,000,000,
collateralized by U.S. Treasury Note/Bond
2.000%, 1/15/14; with a value of $20,400,000)	0.040%	9/3/13	20,000	20,000
RBC Capital Markets LLC
(Dated 8/30/13, Repurchase Value $40,091,000,
collateralized by U.S. Treasury Note/Bond
2.000%, 2/15/22; with a value of $40,893,000)	0.030%	9/3/13	40,091	40,091

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 8/30/13, Repurchase Value $12,000,000,
collateralized by U.S. Treasury Note/Bond
0.625%, 8/15/16, and U.S. Treasury Bill
0.000%, 12/26/13; with a value of $12,240,000)	0.030%	9/3/13	12,000	12,000
Total Repurchase Agreements (Cost $72,091)				72,091

			Shares
Money Market Fund (1.3%)
6 Vanguard Municipal Cash Management Fund
(Cost $1,678,903)	0.079%		1,678,903,000	1,678,903

			Face
			Amount
			($000)
Tax-Exempt Municipal Bonds (1.5%)
7 Apache County AZ Industrial Development
Authority Pollution Control Revenue
(Tucson Electric Power Co. Project) VRDO	0.080%	9/6/13	37,000	37,000
7 Arizona Health Facilities Authority Revenue
(Banner Health) VRDO	0.080%	9/6/13	35,000	35,000
7 Ascension Parish LA Industrial Development
Board Revenue (IMTT-Geismar Project) VRDO	0.060%	9/6/13	79,000	79,000
7 Burlington KS Environmental Improvement
Revenue (Kansas City Power & Light Co.
Project) VRDO	0.070%	9/6/13	29,000	29,000
7 Burlington KS Environmental Improvement
Revenue (Kansas City Power & Light Co.
Project) VRDO	0.070%	9/6/13	42,250	42,250
7 California Educational Facilities Authority
Revenue (University of San Francisco) VRDO	0.060%	9/6/13	8,800	8,800
7 California Educational Facilities Authority
Revenue (University of San Francisco) VRDO	0.060%	9/6/13	13,375	13,375
7 California Housing Finance Agency Multifamily
Housing Revenue VRDO	0.050%	9/6/13	20,180	20,180
7 California Statewide Communities Development
Authority Multifamily Housing Revenue
(Wilshire Court Project) VRDO	0.050%	9/6/13	11,900	11,900
7 Clackamas County OR Hospital Facility Authority
Revenue (Legacy Health System) VRDO	0.050%	9/6/13	9,700	9,700
7 Clark County NV Airport System Revenue VRDO	0.070%	9/6/13	12,200	12,200
7 Clark County NV Industrial Development
Revenue (Southwest Gas Corp. Project) VRDO	0.080%	9/6/13	14,300	14,300
7 Cleveland-Cuyahoga County OH Port Authority
Revenue (SPC Buildings 1 & 3 LLC) VRDO	0.070%	9/6/13	16,970	16,970
7 Colorado Health Facilities Authority Revenue
(Evangelical Lutheran Good Samaritan
Society Project) VRDO	0.050%	9/6/13	10,000	10,000
7 Columbus OH Regional Airport Authority Airport
Revenue (Oasbo Expanded Asset Program)
VRDO	0.060%	9/6/13	16,700	16,700
7 Contra Costa County CA Multifamily Housing
Revenue (Park Regency) VRDO	0.040%	9/6/13	46,700	46,700

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Curators of the University of Missouri System
Facilities Revenue VRDO	0.050%	9/6/13	61,940	61,940
7 District of Columbia Revenue
(World Wildlife Fund Inc.) VRDO	0.080%	9/6/13	19,500	19,500
7 Geneva NY Industrial Development Agency
Civic Facility Revenue (Colleges of the Seneca
Project) VRDO	0.080%	9/6/13	12,325	12,325
7 Glendale AZ Industrial Development Authority
Revenue (Midwestern University) VRDO	0.080%	9/6/13	33,975	33,975
7 Greenville County SC Hospital System Revenue
VRDO	0.050%	9/6/13	13,000	13,000
7 Gwinnett County GA Development Authority
Revenue (Nilhan Hospitality LLC) VRDO	0.050%	9/6/13	11,400	11,400
7 Hanover County VA Economic Development
Authority Revenue (Bon Secours Health
System Inc.) VRDO	0.060%	9/6/13	11,955	11,955
7 Idaho Housing & Finance Association
Single Family Mortgage Revenue VRDO	0.070%	9/6/13	18,200	18,200
7 Illinois Finance Authority Revenue
(Carle Foundation) VRDO	0.060%	9/6/13	18,225	18,225
7 Illinois Finance Authority Revenue (Little Co. of
Mary Hospital & Health Care Centers) VRDO	0.070%	9/6/13	15,620	15,620
7 Illinois Finance Authority Revenue (Northwest
Community Hospital) VRDO	0.060%	9/6/13	27,415	27,415
7 Illinois Finance Authority Revenue (Southern
Illinois Healthcare Enterprises Inc.) VRDO	0.080%	9/6/13	39,000	39,000
7 Johnson City TN Health & Educational Facilities
Board Hospital Revenue (STS Health Alliance)
VRDO	0.050%	9/6/13	32,140	32,140
7 Lee Memorial Health System Florida Hospital
Revenue VRDO	0.060%	9/6/13	6,425	6,425
7 Louisiana Public Facilities Authority Hospital
Revenue (Franciscan Missionaries
of Our Lady Health System Project) VRDO	0.060%	9/6/13	13,900	13,900
7 Maine Health & Higher Educational Facilities
Authority Revenue (Bowdoin College) VRDO	0.060%	9/6/13	14,600	14,600
7 Maine Health & Higher Educational Facilities
Authority Revenue VRDO	0.070%	9/6/13	55,430	55,430
7 Massachusetts Development Finance Agency
Revenue (Wentworth Institute of Technology)
VRDO	0.070%	9/6/13	4,000	4,000
7 Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)
VRDO	0.050%	9/6/13	11,000	11,000
Massachusetts Health & Educational Facilities
Authority Revenue (MIT) VRDO	0.050%	9/6/13	19,320	19,320
Missouri Health & Educational Facilities
Authority Health Facilities Revenue
(BJC Health System) VRDO	0.060%	9/6/13	18,000	18,000
7 Missouri Health & Educational Facilities
Authority Health Facilities Revenue
(SSM Health System) VRDO	0.070%	9/6/13	77,535	77,535
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(One Columbus Place Development) VRDO	0.060%	9/6/13	68,100	68,100

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(Related-Sierra Development) VRDO	0.060%	9/6/13	32,500	32,500
7 New York City NY Housing Development Corp.
Multi-Family Rental Housing Revenue
(West End Towers) VRDO	0.060%	9/6/13	31,300	31,300
7 New York State Housing Finance Agency Housing
Revenue (125 West 31st Street) VRDO	0.080%	9/6/13	42,300	42,300
7 New York State Housing Finance Agency Housing
Revenue (20 River Terrace Housing) VRDO	0.080%	9/6/13	17,300	17,300
7 New York State Housing Finance Agency Housing
Revenue (70 Battery Place) VRDO	0.060%	9/6/13	12,800	12,800
7 New York State Housing Finance Agency Housing
Revenue (Clinton Green North) VRDO	0.080%	9/6/13	31,845	31,845
7 New York State Housing Finance Agency Housing
Revenue (Clinton Green South) VRDO	0.080%	9/6/13	11,625	11,625
7 New York State Housing Finance Agency Housing
Revenue (East 84th Street) VRDO	0.060%	9/6/13	24,500	24,500
7 New York State Housing Finance Agency Housing
Revenue (West 17th Street) VRDO	0.060%	9/6/13	11,710	11,710
7 North Carolina Medical Care Commission Health
Systems Revenue (Catholic Health East) VRDO	0.070%	9/6/13	6,910	6,910
7 Oakland University of Michigan Revenue VRDO	0.090%	9/6/13	16,120	16,120
Ohio State University General Receipts Revenue
VRDO	0.060%	9/6/13	6,200	6,200
7 Piedmont SC Municipal Power Agency Revenue
VRDO	0.060%	9/6/13	16,000	16,000
Posey County IN Economic Development
Revenue (Midwest Fertilizer Corp. Project) PUT	0.750%	10/17/13	306,500	306,500
7 Raleigh Durham NC Airport Authority Revenue
VRDO	0.060%	9/6/13	8,000	8,000
7 Rhode Island Health & Educational Building Corp.
Higher Education Facility Revenue
(Rogers Williams University) VRDO	0.060%	9/6/13	7,275	7,275
7 Salem OR Hospital Facility Authority Revenue
(Salem Hospital Project) VRDO	0.060%	9/6/13	16,500	16,500
7 San Francisco CA City & County
International Airport Revenue VRDO	0.060%	9/6/13	33,000	33,000
7 St. Charles County MO Public Water Supply
District No.2 Revenue VRDO	0.060%	9/6/13	13,000	13,000
7 St. Cloud MN Health Care Revenue
(Centracare Health System) VRDO	0.060%	9/6/13	21,995	21,995
7 Sunshine State Governmental Financing
Commission Florida Revenue
(Miami Dade County Program) VRDO	0.070%	9/6/13	13,800	13,800
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.070%	9/6/13	42,400	42,400
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.070%	9/6/13	34,620	34,620
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.070%	9/6/13	28,900	28,900
Texas Department of Housing & Community
Affairs Single Family Revenue VRDO	0.090%	9/6/13	16,445	16,445
Texas Department of Housing & Community
Affairs Single Mortgage Revenue VRDO	0.090%	9/6/13	51,990	51,990

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
7	University of Colorado Hospital Authority
	Revenue VRDO	0.070%	9/6/13	21,010	21,010
7	West Virginia Hospital Finance Authority Hospital
	Revenue (Charleston Area Medical Center Inc.)
	VRDO	0.070%	9/6/13	29,555	29,555
7	Wisconsin Health & Educational Facilities
	Authority Revenue (Gundersen Lutheran) VRDO	0.080%	9/6/13	11,000	11,000
7	Wisconsin Health & Educational Facilities
	Authority Revenue (University of Wisconsin
	Medical Foundation) VRDO	0.070%	9/6/13	20,855	20,855
7	Wyoming Student Loan Corp. Student
	Loan Revenue VRDO	0.060%	9/6/13	31,180	31,180
Total Tax-Exempt Municipal Bonds (Cost $1,975,215)					1,975,215
Corporate Bonds (0.2%)
Finance (0.2%)
4	Royal Bank of Canada (New York Branch)	0.475%	9/3/13	21,500	21,500
4	Canadian Imperial Bank of Commerce
	(New York Branch)	0.716%	10/31/13	80,000	80,076
	General Electric Capital Corp.	1.875%	9/16/13	54,500	54,536
[4],[8]	Westpac Banking Corp.	0.973%	9/24/13	39,000	39,019
Total Corporate Bonds (Cost $195,131)					195,131
Sovereign Bonds (U.S. Dollar-Denominated) (0.0%)
	Province of Ontario (Cost $10,507)	1.375%	1/27/14	10,460	10,507
Taxable Municipal Bonds (0.3%)
[7],[8]	BlackRock Municipal Bond Trust TOB VRDO	0.090%	9/3/13	18,105	18,105
[7],[8]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.090%	9/3/13	9,660	9,660
[7],[8]	BlackRock Municipal Income Trust TOB VRDO	0.090%	9/3/13	207,000	207,000
[7],[8]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.090%	9/3/13	21,850	21,850
[7],[8]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.090%	9/3/13	19,165	19,165
[7],[8]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.090%	9/3/13	100,000	100,000
[7],[8]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.090%	9/3/13	19,875	19,875
[7],[8]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.090%	9/3/13	12,910	12,910
[7],[8]	BlackRock Strategic Municipal Trust TOB VRDO	0.090%	9/3/13	9,820	9,820
[7],[8]	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.220%	9/6/13	13,000	13,000
8	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.220%	9/6/13	13,100	13,100
8	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.220%	9/6/13	6,400	6,400
Total Taxable Municipal Bonds (Cost $450,885)					450,885
Total Investments (101.5%) (Cost $131,090,606)					131,090,606
Other Assets and Liabilities (-1.5%)
Other Assets					920,873
Liabilities					(2,837,279)
					(1,916,406)
Net Assets (100%)					129,174,200

Prime Money Market Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	129,162,809
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	11,391
Net Assets	129,174,200

Investor Shares—Net Assets
Applicable to 102,140,983,453 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	102,159,532
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 27,011,262,291 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,014,668
Net Asset Value Per Share—Institutional Shares	$1.00

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2013, the aggregate value of these securities was $20,609,460,000, representing 16.0% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate value of these securities was $3,180,088,000, representing 2.5% of net assets.
PUT—Put Option Obligation.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	209,533
Total Income	209,533
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,308
Management and Administrative—Investor Shares	127,981
Management and Administrative—Institutional Shares	17,697
Marketing and Distribution—Investor Shares	24,956
Marketing and Distribution—Institutional Shares	6,735
Custodian Fees	1,515
Auditing Fees	29
Shareholders’ Reports—Investor Shares	750
Shareholders’ Reports—Institutional Shares	151
Trustees’ Fees and Expenses	165
Total Expenses	183,287
Expense Reduction—Note B	(10,254)
Net Expenses	173,033
Net Investment Income	36,500
Realized Net Gain (Loss) on Investment Securities Sold	1,603
Net Increase (Decrease) in Net Assets Resulting from Operations	38,103
1 Interest income from an affiliated company of the fund was $2,099,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,500	57,450
Realized Net Gain (Loss)	1,603	1,405
Net Increase (Decrease) in Net Assets Resulting from Operations	38,103	58,855
Distributions
Net Investment Income
Investor Shares	(17,736)	(32,517)
Institutional Shares	(18,764)	(24,933)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(36,500)	(57,450)
Capital Share Transactions
Investor Shares	11,946,615	(2,193,142)
Institutional Shares	2,471,452	2,803,343
Net Increase (Decrease) from Capital Share Transactions	14,418,067	610,201
Total Increase (Decrease)	14,419,670	611,606
Net Assets
Beginning of Period	114,754,530	114,142,924
End of Period	129,174,200	114,754,530

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 0002	. 0004	.001	.001	.013
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	. 0002	. 0004	.001	.001	.013
Distributions
Dividends from Net Investment Income	(. 0002)	(. 0004)	(. 001)	(. 001)	(. 013)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 0002)	(. 0004)	(. 001)	(. 001)	(. 013)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.02%	0.04%	0.06%	0.08%	1.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102,160	$90,212	$92,404	$88,684	$96,078
Ratio of Expenses to Average Net Assets	0.16%[2]	0.16%	0.20%	0.23%	0.28%[3]
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.04%	0.06%	0.08%	1.25%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.17%. See Note B in the Notes to Financial Statements.
3 Includes 0.03% of fees to participate in the Treasury Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 001	. 001	. 002	. 002	. 015
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	. 001	. 001	. 002	. 002	. 015
Distributions
Dividends from Net Investment Income	(. 001)	(. 001)	(. 002)	(. 002)	(. 015)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 001)	(. 001)	(. 002)	(. 002)	(. 015)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.07%	0.11%	0.17%	0.22%	1.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,015	$24,543	$21,739	$19,107	$18,323
Ratio of Expenses to Average Net Assets	0.10%	0.09%	0.09%	0.09%	0.13%[1]
Ratio of Net Investment Income to
Average Net Assets	0.07%	0.11%	0.17%	0.22%	1.40%
1 Includes 0.03% of fees to participate in the Treasury Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of

Prime Money Market Fund

$15,213,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 6.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2013, Vanguard’s expenses were reduced by $10,254,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The fund’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the fund’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	133,084,052	133,084,052	103,443,975	103,443,975
Issued in Lieu of Cash Distributions	17,373	17,373	31,844	31,844
Redeemed	(121,154,810)	(121,154,810)	(105,668,961)	(105,668,961)
Net Increase (Decrease)—Investor Shares	11,946,615	11,946,615	(2,193,142)	(2,193,142)
Institutional Shares
Issued	17,154,977	17,154,977	18,703,639	18,703,639
Issued in Lieu of Cash Distributions	18,370	18,370	24,338	24,338
Redeemed	(14,701,895)	(14,701,895)	(15,924,634)	(15,924,634)
Net Increase (Decrease)—Institutional Shares	2,471,452	2,471,452	2,803,343	2,803,343

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. The fund distributed $11,224,000 ($0.000086 per share) of short-term capital gains to shareholders of record on September 20, 2013.

Federal Money Market Fund

Fund Profile
As of August 31, 2013

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.02%
Average Weighted
Maturity	56 days

Sector Diversification (% of portfolio)
Repurchase Agreements	0.1%
U.S. Government Agency Obligations	99.0
U.S. Treasury Bills	0.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.13%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.14%.

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2003, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2013
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Federal Money Market Fund	0.01%	0.23%	1.70%	$11,835
Government Money Market Funds
Average	0.00	0.09	1.35	11,436
Citigroup Three-Month U.S. Treasury
Bill Index	0.07	0.17	1.62	11,739

Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2003, Through August 31, 2013
		Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2004	0.82%	0.40%
2005	2.26	1.73
2006	4.31	3.78
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
7-day SEC yield (8/31/2013): 0.02%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.01%	0.29%	1.71%

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (98.4%)
2	Fannie Mae Discount Notes	0.070%–0.140%	9/3/13	27,400	27,400
2	Fannie Mae Discount Notes	0.075%–0.110%	9/4/13	48,552	48,552
2	Fannie Mae Discount Notes	0.080%–0.130%	9/16/13	86,050	86,047
2	Fannie Mae Discount Notes	0.090%–0.100%	9/18/13	135,000	134,994
2	Fannie Mae Discount Notes	0.130%	9/25/13	1,317	1,317
2	Fannie Mae Discount Notes	0.085%–0.140%	10/1/13	51,862	51,858
2	Fannie Mae Discount Notes	0.105%–0.130%	10/2/13	14,000	13,999
2	Fannie Mae Discount Notes	0.130%	10/3/13	4,100	4,099
2	Fannie Mae Discount Notes	0.120%	10/9/13	35,000	34,996
2	Fannie Mae Discount Notes	0.125%	10/15/13	8,000	7,999
2	Fannie Mae Discount Notes	0.070%	10/21/13	3,100	3,100
2	Fannie Mae Discount Notes	0.080%–0.110%	10/23/13	13,330	13,328
2	Fannie Mae Discount Notes	0.110%–0.150%	11/1/13	10,124	10,122
2	Fannie Mae Discount Notes	0.105%–0.115%	11/6/13	42,700	42,692
2	Fannie Mae Discount Notes	0.105%	11/13/13	3,100	3,099
2	Fannie Mae Discount Notes	0.090%	11/18/13	2,225	2,225
2	Fannie Mae Discount Notes	0.080%	11/27/13	5,000	4,999
2	Fannie Mae Discount Notes	0.100%	12/4/13	5,150	5,149
2	Fannie Mae Discount Notes	0.160%	12/11/13	2,500	2,499
2	Fannie Mae Discount Notes	0.080%	12/16/13	2,000	1,999
2	Fannie Mae Discount Notes	0.090%–0.150%	12/18/13	25,592	25,583
2	Fannie Mae Discount Notes	0.143%	12/26/13	30,000	29,986
2	Fannie Mae Discount Notes	0.100%	1/2/14	1,000	1,000
2	Fannie Mae Discount Notes	0.090%–0.110%	1/8/14	15,100	15,094
2	Fannie Mae Discount Notes	0.100%	1/15/14	8,790	8,787
2	Fannie Mae Discount Notes	0.100%–0.110%	1/27/14	7,200	7,197
2	Fannie Mae Discount Notes	0.110%	2/3/14	1,000	999
2	Fannie Mae Discount Notes	0.110%	2/12/14	12,549	12,543
3	Federal Home Loan Bank Discount Notes	0.110%	9/3/13	8,000	8,000
3	Federal Home Loan Bank Discount Notes	0.070%–0.130%	9/4/13	17,850	17,850
3	Federal Home Loan Bank Discount Notes	0.080%–0.093%	9/6/13	35,400	35,400
3	Federal Home Loan Bank Discount Notes	0.078%–0.140%	9/11/13	37,000	36,999
3	Federal Home Loan Bank Discount Notes	0.130%–0.135%	9/13/13	8,700	8,700
3	Federal Home Loan Bank Discount Notes	0.090%	9/20/13	2,300	2,300
3	Federal Home Loan Bank Discount Notes	0.130%	9/23/13	1,400	1,400
3	Federal Home Loan Bank Discount Notes	0.135%	9/26/13	1,000	1,000

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.100%–0.140%	10/2/13	27,700	27,697
3	Federal Home Loan Bank Discount Notes	0.120%	10/4/13	61,100	61,093
3	Federal Home Loan Bank Discount Notes	0.120%–0.135%	10/9/13	23,625	23,622
3	Federal Home Loan Bank Discount Notes	0.070%	10/11/13	2,700	2,700
3	Federal Home Loan Bank Discount Notes	0.120%	10/16/13	10,000	9,998
3	Federal Home Loan Bank Discount Notes	0.075%–0.120%	10/18/13	108,000	107,988
3	Federal Home Loan Bank Discount Notes	0.070%	10/23/13	1,000	1,000
3	Federal Home Loan Bank Discount Notes	0.103%	10/25/13	35,000	34,995
3	Federal Home Loan Bank Discount Notes	0.105%	10/30/13	20,000	19,997
3	Federal Home Loan Bank Discount Notes	0.090%	11/1/13	3,200	3,199
3	Federal Home Loan Bank Discount Notes	0.069%–0.080%	11/6/13	64,664	64,655
3	Federal Home Loan Bank Discount Notes	0.080%–0.085%	11/8/13	12,450	12,448
3	Federal Home Loan Bank Discount Notes	0.080%	11/20/13	2,100	2,100
3	Federal Home Loan Bank Discount Notes	0.080%	12/11/13	5,000	4,999
3	Federal Home Loan Bank Discount Notes	0.140%	12/13/13	3,600	3,598
3	Federal Home Loan Bank Discount Notes	0.110%	12/18/13	7,000	6,998
3	Federal Home Loan Bank Discount Notes	0.150%	12/20/13	5,000	4,998
3	Federal Home Loan Bank Discount Notes	0.110%	1/8/14	11,500	11,495
3	Federal Home Loan Bank Discount Notes	0.110%	1/10/14	12,600	12,595
3	Federal Home Loan Bank Discount Notes	0.100%	1/16/14	1,000	1,000
3	Federal Home Loan Bank Discount Notes	0.100%	1/17/14	10,595	10,591
3	Federal Home Loan Bank Discount Notes	0.085%–0.100%	1/22/14	3,300	3,299
3	Federal Home Loan Bank Discount Notes	0.110%	2/7/14	3,100	3,098
3	Federal Home Loan Bank Discount Notes	0.100%–0.110%	2/14/14	5,195	5,192
3	Federal Home Loan Bank Discount Notes	0.085%	2/21/14	12,000	11,995
[3,4]	Federal Home Loan Banks	0.146%	9/6/13	20,000	20,000
[3,4]	Federal Home Loan Banks	0.133%	11/22/13	30,000	29,999
[3,4]	Federal Home Loan Banks	0.159%	12/26/13	25,000	25,000
[3,4]	Federal Home Loan Banks	0.136%	4/3/14	25,000	25,000
[3,4]	Federal Home Loan Banks	0.124%	4/25/14	30,000	30,000
[3,4]	Federal Home Loan Banks	0.127%	5/1/14	40,000	39,999
[3,4]	Federal Home Loan Banks	0.126%	5/6/14	33,000	33,000
[3,4]	Federal Home Loan Banks	0.126%	6/6/14	60,000	60,000
[3,4]	Federal Home Loan Banks	0.126%	7/3/14	14,000	14,000
[3,4]	Federal Home Loan Banks	0.167%	10/1/14	6,000	5,999
[3,4]	Federal Home Loan Banks	0.134%	12/19/14	41,000	40,997
[2,4]	Federal Home Loan Mortgage Corp.	0.156%	11/4/13	59,000	59,002
[2,4]	Federal National Mortgage Assn.	0.155%	11/8/13	50,000	49,997
[2,4]	Federal National Mortgage Assn.	0.155%	11/14/13	65,000	64,996
[2,4]	Federal National Mortgage Assn.	0.164%	6/20/14	47,000	46,998
[2,4]	Federal National Mortgage Assn.	0.165%	9/11/14	150,000	149,969
[2,4]	Federal National Mortgage Assn.	0.154%	2/27/15	60,000	59,977
[2,4]	Federal National Mortgage Assn.	0.156%	8/5/15	30,000	29,988
2	Freddie Mac Discount Notes	0.075%	9/3/13	5,000	5,000
2	Freddie Mac Discount Notes	0.100%–0.110%	9/4/13	19,400	19,400
2	Freddie Mac Discount Notes	0.100%–0.120%	9/5/13	16,000	16,000
2	Freddie Mac Discount Notes	0.090%–0.125%	9/9/13	10,546	10,546
2	Freddie Mac Discount Notes	0.085%	9/10/13	2,500	2,500
2	Freddie Mac Discount Notes	0.140%	9/13/13	2,300	2,300
2	Freddie Mac Discount Notes	0.080%–0.140%	9/16/13	28,565	28,564
2	Freddie Mac Discount Notes	0.100%–0.130%	9/23/13	42,000	41,997
2	Freddie Mac Discount Notes	0.090%–0.093%	9/30/13	48,400	48,396
2	Freddie Mac Discount Notes	0.090%–0.140%	10/1/13	3,714	3,714
2	Freddie Mac Discount Notes	0.090%	10/3/13	3,500	3,500
2	Freddie Mac Discount Notes	0.075%–0.160%	10/8/13	52,503	52,497

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	0.110%	10/10/13	5,274	5,273
2 Freddie Mac Discount Notes	0.070%–0.120%	10/15/13	51,365	51,359
2 Freddie Mac Discount Notes	0.090%	10/21/13	10,000	9,999
2 Freddie Mac Discount Notes	0.090%–0.130%	10/22/13	32,100	32,095
2 Freddie Mac Discount Notes	0.080%–0.110%	10/28/13	168,450	168,423
2 Freddie Mac Discount Notes	0.055%–0.130%	11/5/13	19,920	19,916
2 Freddie Mac Discount Notes	0.075%–0.120%	11/12/13	121,320	121,299
2 Freddie Mac Discount Notes	0.115%	11/18/13	3,200	3,199
2 Freddie Mac Discount Notes	0.120%	12/2/13	3,500	3,499
2 Freddie Mac Discount Notes	0.140%	12/3/13	20,000	19,993
2 Freddie Mac Discount Notes	0.100%	12/5/13	4,500	4,499
2 Freddie Mac Discount Notes	0.080%–0.110%	12/9/13	9,401	9,399
2 Freddie Mac Discount Notes	0.105%–0.160%	12/16/13	18,200	18,194
2 Freddie Mac Discount Notes	0.140%	12/23/13	22,468	22,458
2 Freddie Mac Discount Notes	0.138%	12/30/13	30,000	29,986
2 Freddie Mac Discount Notes	0.110%–0.125%	1/14/14	4,700	4,698
2 Freddie Mac Discount Notes	0.100%–0.110%	1/15/14	4,571	4,569
2 Freddie Mac Discount Notes	0.100%	1/21/14	2,370	2,369
2 Freddie Mac Discount Notes	0.100%	1/22/14	7,000	6,997
2 Freddie Mac Discount Notes	0.100%–0.115%	1/23/14	25,444	25,433
2 Freddie Mac Discount Notes	0.100%–0.105%	2/3/14	22,200	22,190
2 Freddie Mac Discount Notes	0.095%–0.110%	2/4/14	16,420	16,412
2 Freddie Mac Discount Notes	0.100%	2/10/14	9,000	8,996
2 Freddie Mac Discount Notes	0.110%–0.130%	2/11/14	4,128	4,126
2 Freddie Mac Discount Notes	0.100%	2/18/14	20,000	19,990
2 Freddie Mac Discount Notes	0.085%–0.110%	2/24/14	29,696	29,683
United States Treasury Bill	0.108%	9/26/13	20,000	19,998
United States Treasury Bill	0.057%	11/14/13	10,000	9,999
United States Treasury Note/Bond	0.750%	9/15/13	13,000	13,003
United States Treasury Note/Bond	0.125%	9/30/13	15,000	15,001
United States Treasury Note/Bond	3.125%	9/30/13	86,407	86,615
United States Treasury Note/Bond	0.500%	10/15/13	10,000	10,005
United States Treasury Note/Bond	2.750%	10/31/13	32,000	32,139
United States Treasury Note/Bond	4.250%	11/15/13	56,487	56,966
United States Treasury Note/Bond	0.500%	11/15/13	66,200	66,256
United States Treasury Note/Bond	0.250%	11/30/13	920	920
United States Treasury Note/Bond	2.000%	11/30/13	36,000	36,169
United States Treasury Note/Bond	0.750%	12/15/13	15,000	15,028
United States Treasury Note/Bond	0.125%	12/31/13	58,439	58,445
United States Treasury Note/Bond	1.500%	12/31/13	70,693	71,022
United States Treasury Note/Bond	4.000%	2/15/14	4,000	4,070
United States Treasury Note/Bond	1.875%	2/28/14	30,000	30,264
United States Treasury Note/Bond	1.750%	3/31/14	90,000	90,859
Total U.S. Government and Agency Obligations (Cost $3,465,809)				3,465,809
Repurchase Agreements (0.1%)
Bank of Nova Scotia
(Dated 8/30/13, Repurchase Value $3,332,000,
collateralized by U.S. Treasury Note/Bond
0.125%, 4/15/18; with a value of $3,399,000)	0.040%	9/3/13	3,332	3,332
Total Investments (98.5%) (Cost $3,469,141)				3,469,141

Federal Money Market Fund

Market
Value
($000)
Other Assets and Liabilities (1.5%)
Other Assets	55,470
Liabilities	(2,942)
52,528
Net Assets (100%)
Applicable to 3,520,946,353 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,521,669
Net Asset Value Per Share	$1.00

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,521,456
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	213
Net Assets	3,521,669

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
 See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest	5,436
Total Income	5,436
Expenses
The Vanguard Group—Note B
Investment Advisory Services	105
Management and Administrative	4,540
Marketing and Distribution	649
Custodian Fees	50
Auditing Fees	28
Shareholders’ Reports	38
Trustees’ Fees and Expenses	6
Total Expenses	5,416
Expense Reduction—Note B	(492)
Net Expenses	4,924
Net Investment Income	512
Realized Net Gain (Loss) on Investment Securities Sold	61
Net Increase (Decrease) in Net Assets Resulting from Operations	573

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	512	444
Realized Net Gain (Loss)	61	35
Net Increase (Decrease) in Net Assets Resulting from Operations	573	479
Distributions
Net Investment Income	(512)	(444)
Realized Capital Gain	—	—
Total Distributions	(512)	(444)
Capital Share Transactions (at $1.00 per share)
Issued	345,150	379,852
Issued in Lieu of Cash Distributions	503	435
Redeemed	(927,215)	(1,071,053)
Net Increase (Decrease) from Capital Share Transactions	(581,562)	(690,766)
Total Increase (Decrease)	(581,501)	(690,731)
Net Assets
Beginning of Period	4,103,170	4,793,901
End of Period	3,521,669	4,103,170

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 0001	. 0001	. 0002	. 0004	.011
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	. 0001	. 0001	. 0002	. 0004	.011
Distributions
Dividends from Net Investment Income	(. 0001)	(. 0001)	(. 0002)	(. 0004)	(.011)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 0001)	(. 0001)	(. 0002)	(. 0004)	(.011)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.02%	0.04%	1.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,522	$4,103	$4,794	$6,048	$9,386
Ratio of Expenses to Average Net Assets	0.13%[2]	0.12%[2]	0.19%[2]	0.22%	0.27%[3]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.04%	1.03%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.14% for 2013, 0.16% for 2012, and 0.20% for 2011.
See Note B in the Notes to Financial Statements.
3 Includes 0.02% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $426,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2013, Vanguard’s expenses were reduced by $492,000 (an effective annual rate of 0.01% of the fund’s average net assets).

Federal Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. The fund distributed $206,000 ($0.000059 per share) of short-term capital gains to shareholders of record on September 20, 2013.

Admiral Treasury Money Market Fund

Fund Profile
As of August 31, 2013

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.10%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	53 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.08%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.09%.

47

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2003, Through August 31, 2013
Initial Investment of $50,000

		Average Annual Total Returns
	Periods Ended August 31, 2013
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Admiral Treasury Money Market
Fund	0.02%	0.15%	1.61%	$58,672
iMoneyNet Money Fund Report’s
100% Treasury Funds Average	0.00	0.03	1.20	56,343
Citigroup Three-Month U.S. Treasury
Bill Index	0.07	0.17	1.62	58,697

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

48

Admiral Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2003, Through August 31, 2013
		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2004	0.91%	0.39%
2005	2.29	1.61
2006	4.22	3.54
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
7-day SEC yield (8/31/2013): 0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Admiral Treasury Money Market
Fund	12/14/1992	0.02%	0.21%	1.63%

49

Admiral Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (99.9%)
United States Treasury Bill	0.048%–0.120%	9/5/13	836,481	836,476
United States Treasury Bill	0.051%–0.113%	9/12/13	875,000	874,985
United States Treasury Bill	0.048%	9/19/13	725,000	724,983
United States Treasury Bill	0.049%–0.106%	9/26/13	812,233	812,192
United States Treasury Bill	0.052%–0.111%	10/3/13	870,000	869,953
United States Treasury Bill	0.052%	10/10/13	820,000	819,954
United States Treasury Bill	0.043%–0.088%	10/17/13	800,165	800,112
United States Treasury Bill	0.037%	10/24/13	685,000	684,963
United States Treasury Bill	0.030%	10/31/13	740,536	740,499
United States Treasury Bill	0.038%	11/7/13	895,000	894,937
United States Treasury Bill	0.057%	11/14/13	800,000	799,906
United States Treasury Bill	0.055%	11/21/13	840,000	839,896
United States Treasury Bill	0.041%–0.082%	11/29/13	710,000	709,884
United States Treasury Bill	0.078%	12/19/13	100,000	99,976
United States Treasury Bill	0.103%	12/26/13	200,000	199,934
United States Treasury Bill	0.090%	1/2/14	200,000	199,939
United States Treasury Bill	0.074%	1/16/14	125,000	124,965
United States Treasury Bill	0.073%	1/23/14	115,000	114,966
United States Treasury Bill	0.078%	2/20/14	100,000	99,963
United States Treasury Note/Bond	0.125%	9/30/13	300,000	300,014
United States Treasury Note/Bond	3.125%	9/30/13	93,000	93,225
United States Treasury Note/Bond	2.750%	10/31/13	11,426	11,475
Total U. S. Government and Agency Obligations (Cost $11,653,197)				11,653,197
Total Investments (99.9%) (Cost $11,653,197)				11,653,197

50

Admiral Treasury Money Market Fund

Market
Value
($000)
Other Assets and Liabilities (0.1%)
Other Assets	12,919
Liabilities	(6,591)
6,328
Net Assets (100%)
Applicable to 11,656,283,199 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,659,525
Net Asset Value Per Share	$1.00

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	11,659,323
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	202
Net Assets	11,659,525

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
 See accompanying Notes, which are an integral part of the Financial Statements.

51

Admiral Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest	11,884
Total Income	11,884
Expenses
The Vanguard Group—Note B
Investment Advisory Services	343
Management and Administrative	8,734
Marketing and Distribution	1,890
Custodian Fees	120
Auditing Fees	23
Shareholders’ Reports	50
Trustees’ Fees and Expenses	16
Total Expenses	11,176
Expense Reduction—Note B	(1,281)
Net Expenses	9,895
Net Investment Income	1,989
Realized Net Gain (Loss) on Investment Securities Sold	3
Net Increase (Decrease) in Net Assets Resulting from Operations	1,992

See accompanying Notes, which are an integral part of the Financial Statements.

52

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,989	1,553
Realized Net Gain (Loss)	3	46
Net Increase (Decrease) in Net Assets Resulting from Operations	1,992	1,599
Distributions
Net Investment Income	(1,989)	(1,553)
Realized Capital Gain	—	—
Total Distributions	(1,989)	(1,553)
Capital Share Transactions (at $1.00 per share)
Issued	733,020	865,430
Issued in Lieu of Cash Distributions	1,932	1,508
Redeemed	(2,429,133)	(2,827,163)
Net Increase (Decrease) from Capital Share Transactions	(1,694,181)	(1,960,225)
Total Increase (Decrease)	(1,694,178)	(1,960,179)
Net Assets
Beginning of Period	13,353,703	15,313,882
End of Period	11,659,525	13,353,703

See accompanying Notes, which are an integral part of the Financial Statements.

53

Admiral Treasury Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 0002	. 0001	. 0002	. 0003	. 007
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	. 0002	. 0001	. 0002	. 0003	. 007
Distributions
Dividends from Net Investment Income	(. 0002)	(. 0001)	(. 0002)	(. 0003)	(. 007)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 0002)	(. 0001)	(. 0002)	(. 0003)	(. 007)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.02%	0.01%	0.02%	0.03%	0.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,660	$13,354	$15,314	$18,726	$25,435
Ratio of Expenses to Average Net Assets	0.08%[2]	0.05%[2]	0.11%[2]	0.14%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.01%	0.02%	0.03%	0.74%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2013, 0.10% for 2012, and 0.12% for 2011.
See Note B in the Notes to Financial Statements.
3 Includes 0.03% of fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $1,410,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2013, Vanguard’s expenses were reduced by $1,281,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

55

Admiral Treasury Money Market Fund

At August 31, 2013, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. The fund distributed $185,000 ($0.000016 per share) of short-term capital gains to shareholders of record on September 20, 2013.

56

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund (the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

57

Special 2013 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 67.8% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Admiral Treasury Money Market Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

58

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

59

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.06	$0.76
Institutional Shares	1,000.00	1,000.27	0.50
Federal Money Market Fund	$1,000.00	$1,000.09	$0.55
Admiral Treasury Money Market Fund	$1,000.00	$1,000.05	$0.35
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.70	0.51
Federal Money Market Fund	$1,000.00	$1,024.65	$0.56
Admiral Treasury Money Market Fund	$1,000.00	$1,024.85	$0.36

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.15% for Investor Shares and 0.10% for Institutional Shares; for the Federal Money Market Fund, 0.11%; and for the Admiral Treasury Money Market Fund, 0.07%. The annualized six-month expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.12%; for the Admiral Treasury Money Market Fund, 0.08%.

60

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Admiral Treasury Money Market Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

61

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

62

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. 102013

Annual Report | August 31, 2013

Vanguard S&P Mid-Cap 400
Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	9
S&P Mid-Cap 400 Value Index Fund.	26
S&P Mid-Cap 400 Growth Index Fund.	42
Your Fund’s After-Tax Returns.	59
About Your Fund’s Expenses.	60
Trustees Approve Advisory Arrangement.	62
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	23.65%
ETF Shares
Market Price	23.53
Net Asset Value	23.57
S&P MidCap 400 Index	23.71
Mid-Cap Core Funds Average	24.05
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	26.47%
ETF Shares
Market Price	26.34
Net Asset Value	26.31
S&P MidCap 400 Value Index	26.55
Mid-Cap Value Funds Average	26.66
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	20.97%
ETF Shares
Market Price	20.80
Net Asset Value	20.83
S&P MidCap 400 Growth Index	21.03
Mid-Cap Growth Funds Average	21.94
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Stocks of midsized companies generally outperformed both their large-capitalization counterparts and the broad U.S. market for the fiscal year—a turnabout from a year earlier. Mid-cap returns approached those of small companies, the market’s sweet spot during the period.

For the 12 months ended August 31, 2013, returns for the Vanguard S&P Mid-Cap 400 Index Funds ranged from almost 21% for the Growth Fund to more than 26% for the Value Fund. Vanguard S&P Mid-Cap 400 Index Fund, which encompasses both growth and value stocks, returned more than 23%.

Each fund achieved its objective of closely tracking the performance of its target index but lagged the average return of its peer group. In all three funds, every industry sector notched significant gains. Industrial, financial, and consumer discretionary stocks were among the top contributors, as they were for the previous fiscal year.

If you hold your shares in a taxable account, you may want to review the information on after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged

2

as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness was linked to fear that the Federal Reserve would begin scaling back its stimulative bond-buying program sooner rather than later. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic growth concerns and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign-debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about Fed’s next move
Bonds, which generated slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Midsized companies rode the market’s rising tide
The U.S. stock market’s smallest slices were the biggest beneficiaries of the improving investor sentiment that helped drive the period’s almost uninterrupted rally. Small-cap stocks led the way: The S&P SmallCap 600 Index, representing about 3% of the total value of the U.S. stock market, returned almost 27%. Midsized companies were close behind, with a gain of nearly 24% for the S&P MidCap 400 Index, which represents about 7% of the overall U.S. market.

Value stocks of all sizes generally outperformed their growth-oriented counterparts, making the Mid-Cap 400 Value Index Fund the best performer of the three funds. Financials and industrials, the fund’s two largest sectors, contributed the most to its total return. Regional banks bolstered their balance sheets and reported significant growth in profits—a development that would have appeared unlikely five years ago when

Expense Ratios
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.09%	0.16%	1.23%
S&P Mid-Cap 400 Value Index Fund	0.10	0.22	1.31
S&P Mid-Cap 400 Growth Index Fund	0.08	0.20	1.35

The fund expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds; and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

4

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

5

the collapse of Lehman Brothers sparked the financial crisis. Insurance companies also performed very well. And, as the U.S. and global economy gained strength, the standouts in industrials included makers of construction, farm, and industrial machinery, along with aerospace and defense contractors.

Similar themes played out in the Mid-Cap 400 Index Fund, which includes both value and growth stocks. With households loosening the grip on their wallets, the consumer discretionary sector joined financials and industrials—the largest sectors in this fund, too—as the leading contributors to return. Sources of strength in consumer discretionary included home furnishings and housewares—reflecting the recovering housing market—as well as apparel.

Industrials were also the top contributors in the Mid-Cap 400 Growth Index Fund, where they were the fourth-largest sector. Consumer discretionary, the second-largest sector, and the smaller health care sector were also leading contributors. Within the health care group, biotechnol-ogy stocks provided a notable boost.

The funds continued to build a strong index-tracking record
The ETF Shares of all three S&P Mid-Cap 400 Index Funds, which launched on September 7, 2010, were just shy of their

A note on expense ratios
The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include
“acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

6

three-year anniversary at the end of the fiscal period. (The Institutional Shares came later.) In your fund’s Performance Summary, provided later in this report, you’ll find a year-by-year comparison of the fund’s return with that of its target index.

Vanguard encourages investors to view fund performance over long periods, and it’s certainly true that three years doesn’t constitute “long-term.” But the funds’ close tracking of their target indexes to date underscores the skill and experience of Vanguard’s Equity Investment Group, which is supported by state-of-the-art technology that helps to control risk and keep trading efficient in all market conditions. And Vanguard’s low expense ratios help the funds’ returns come closer to those of their benchmark indexes, which incur no expenses.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or by relying on a sophisticated market-sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of underperfor-mance that such funds can undergo. The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2013

7

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	$130.17	$159.20	$1.499	$0.000
ETF Shares	65.20	79.72	0.725	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$125.30	$155.83	$2.226	$0.000
ETF Shares	62.71	77.93	1.079	0.000
Vanguard S&P Mid-Cap 400 Growth Index
Fund
Institutional Shares	$134.20	$161.12	$1.056	$0.000
ETF Shares	67.47	80.96	0.488	0.000

8

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSPMX	IVOO
Expense Ratio[1]	0.09%	0.16%
30-Day SEC Yield	1.39%	1.32%

Portfolio Characteristics
			DJ U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400 Index		Index
Number of Stocks	401	400	3,631
Median Market Cap	$4.3B	$4.3B	$39.3B
Price/Earnings Ratio	22.4x	22.4x	18.7x
Price/Book Ratio	2.3x	2.3x	2.4x
Return on Equity	12.0%	12.0%	16.6%
Earnings Growth
Rate	12.3%	12.3%	11.1%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		S&P	Total
		MidCap	Market
	Fund	400 Index	FA Index
Consumer
Discretionary	13.6%	13.5%	13.1%
Consumer Staples	4.3	4.3	8.9
Energy	5.5	5.5	9.8
Financials	22.6	22.6	17.5
Health Care	9.8	9.8	12.6
Industrials	16.4	16.5	11.2
Information
Technology	15.4	15.4	17.6
Materials	6.9	6.9	3.8
Telecommunication
Services	0.5	0.5	2.3
Utilities	5.0	5.0	3.2

Ten Largest Holdings (% of total net assets)
Vertex Pharmaceuticals
Inc.	Biotechnology	1.3%
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	0.8
AMETEK Inc.	Electrical
	Components &
	Equipment	0.8
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.7
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	0.7
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	0.7
Henry Schein Inc.	Health Care
	Distributors	0.6
LKQ Corp.	Distributors	0.6
Equinix Inc.	Internet Software &
	Services	0.6
Tractor Supply Co.	Specialty Stores	0.6
Top Ten		7.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

9

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Mid-Cap 400 Index Fund*ETF
Shares Net Asset Value	23.57%	17.83%	$16,309
S&P Mid-Cap 400 Index Fund*ETF
Shares Market Price	23.53	17.82	16,305
S&P MidCap 400 Index	23.71	17.99	16,376
Mid-Cap Core Funds Average	24.05	16.66	15,828
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	23.65%	10.29%	$6,341,625
S&P MidCap 400 Index	23.71	10.36	6,351,780
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	11.83	6,559,457

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards. Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

10

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares Market
Price	23.53%	63.05%
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset
Value	23.57	63.09
S&P MidCap 400 Index	23.71	63.76
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/2011[1]	25.12%	10.03%
ETF Shares	9/7/2010
Market Price		24.85	18.03
Net Asset Value		25.03	18.09

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

11

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.5%)
*	LKQ Corp.	88,764	2,595
	Tractor Supply Co.	20,745	2,539
*	Mohawk Industries Inc.	18,099	2,126
	Polaris Industries Inc.	19,002	2,075
	Hanesbrands Inc.	29,291	1,742
	Advance Auto Parts Inc.	21,738	1,741
*	Under Armour Inc. Class A	23,110	1,679
	Signet Jewelers Ltd.	24,039	1,596
	Williams-Sonoma Inc.	25,552	1,441
	Foot Locker Inc.	44,621	1,437
	Dick’s Sporting Goods Inc.	29,776	1,382
*	Toll Brothers Inc.	44,786	1,371
*	Panera Bread Co. Class A	8,326	1,366
*	Jarden Corp.	30,037	1,290
	Tupperware Brands Corp.	15,719	1,270
	Service Corp. International	62,909	1,137
	Carter’s Inc.	15,143	1,115
*	NVR Inc.	1,294	1,107
*	AMC Networks Inc. Class A	17,163	1,064
	Domino’s Pizza Inc.	16,717	1,027
	Gentex Corp.	42,728	963
	Sotheby’s	20,320	937
*	Cabela’s Inc.	13,833	907
	Cinemark Holdings Inc.	30,276	892
	Brinker International Inc.	20,995	840
*	Bally Technologies Inc.	11,496	829
	American Eagle
	Outfitters Inc.	52,181	755
	Chico’s FAS Inc.	48,283	753
*	Lamar Advertising Co.
	Class A	16,556	697
*	Tempur Sealy
	International Inc.	17,962	692
	Thor Industries Inc.	13,081	670
	Wendy’s Co.	84,150	636
*	Ascena Retail Group Inc.	37,835	617
	Cheesecake Factory Inc.	14,734	615

			Market
			Value
		Shares	($000)
*	Big Lots Inc.	17,296	613
	John Wiley & Sons Inc.
	Class A	13,740	602
*	Deckers Outdoor Corp.	10,235	601
*	DreamWorks Animation
	SKG Inc. Class A	21,131	598
	Rent-A-Center Inc.	15,861	595
*	Life Time Fitness Inc.	11,766	588
	HSN Inc.	10,624	572
	Aaron’s Inc.	20,945	567
	Guess? Inc.	18,149	554
*	Apollo Group Inc. Class A	29,774	553
*	CST Brands Inc.	17,919	529
	DeVry Inc.	16,813	505
*	Murphy USA Inc.	13,486	498
*	ANN Inc.	14,002	486
*	Saks Inc.	29,889	476
	Meredith Corp.	10,703	460
*	WMS Industries Inc.	16,336	420
	Bob Evans Farms Inc.	8,307	407
*	New York Times Co.
	Class A	36,375	406
	KB Home	24,411	391
*	Office Depot Inc.	85,195	357
	MDC Holdings Inc.	11,644	324
	Valassis
	Communications Inc.	11,564	319
	Matthews International
	Corp. Class A	8,224	303
	Regis Corp.	16,877	266
	International Speedway
	Corp. Class A	7,608	236
	Scholastic Corp.	7,889	233
*	Scientific Games Corp.
	Class A	15,705	224
*	Aeropostale Inc.	23,389	190
*	Barnes & Noble Inc.	11,252	154
			54,930

12

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
Consumer Staples (4.3%)
*	Green Mountain Coffee
	Roasters Inc.	36,810	3,177
	Church & Dwight Co. Inc.	41,077	2,438
	Energizer Holdings Inc.	18,500	1,829
	Ingredion Inc.	23,026	1,449
*	Smithfield Foods Inc.	37,168	1,246
	Hillshire Brands Co.	36,577	1,182
	Flowers Foods Inc.	51,211	1,065
*	United Natural Foods Inc.	14,676	890
	Harris Teeter
	Supermarkets Inc.	14,722	724
*	WhiteWave Foods Co.
	Class A	32,800	627
*	Dean Foods Co.	27,729	531
*	SUPERVALU Inc.	59,579	427
	Lancaster Colony Corp.	5,760	425
*	Post Holdings Inc.	9,703	414
*	WhiteWave Foods Co.
	Class B	18,684	354
	Universal Corp.	6,956	341
	Tootsie Roll Industries Inc.	6,237	187
			17,306
Energy (5.5%)
	HollyFrontier Corp.	60,441	2,688
	Oceaneering
	International Inc.	32,162	2,495
	Cimarex Energy Co.	25,697	2,154
*	Oil States International Inc.	16,336	1,457
	Energen Corp.	21,466	1,423
*	Dresser-Rand Group Inc.	22,638	1,379
	SM Energy Co.	19,698	1,346
*	Superior Energy
	Services Inc.	47,428	1,165
*	Dril-Quip Inc.	10,856	1,107
*	Atwood Oceanics Inc.	17,037	949
	Patterson-UTI Energy Inc.	43,576	854
*	Rosetta Resources Inc.	18,181	846
	World Fuel Services Corp.	21,613	824
	Tidewater Inc.	14,728	795
*	Helix Energy Solutions
	Group Inc.	29,321	734
*	Unit Corp.	12,979	598
	CARBO Ceramics Inc.	5,841	477
*	Alpha Natural
	Resources Inc.	65,955	401
*	Bill Barrett Corp.	14,529	313
	Arch Coal Inc.	63,220	283
			22,288
Financials (22.4%)
*	Affiliated Managers
	Group Inc.	15,677	2,733
	SL Green Realty Corp.	27,228	2,374
	Realty Income Corp.	58,331	2,304

			Market
			Value
		Shares	($000)
	Rayonier Inc.	37,461	2,069
	Everest Re Group Ltd.	14,854	2,034
*	Alleghany Corp.	5,007	1,938
	New York Community
	Bancorp Inc.	131,042	1,920
	Federal Realty
	Investment Trust	19,393	1,887
	UDR Inc.	74,529	1,684
	Essex Property Trust Inc.	11,294	1,619
	Camden Property Trust	25,216	1,558
	Arthur J Gallagher & Co.	37,675	1,557
	Fidelity National
	Financial Inc. Class A	63,526	1,506
	Liberty Property Trust	41,981	1,453
	Raymond James
	Financial Inc.	33,619	1,406
	Reinsurance Group
	of America Inc. Class A	21,548	1,397
	Duke Realty Corp.	95,606	1,395
	Eaton Vance Corp.	36,085	1,391
	WR Berkley Corp.	32,750	1,347
*	MSCI Inc. Class A	35,880	1,346
	Regency Centers Corp.	27,226	1,295
	Alexandria Real Estate
	Equities Inc.	20,934	1,291
	Taubman Centers Inc.	18,952	1,278
	Senior Housing
	Properties Trust	55,898	1,272
	Extra Space Storage Inc.	30,797	1,270
	Cullen/Frost Bankers Inc.	17,835	1,263
	HCC Insurance
	Holdings Inc.	29,840	1,259
*	Signature Bank	14,045	1,232
	Waddell & Reed
	Financial Inc. Class A	25,539	1,216
	CBOE Holdings Inc.	25,937	1,190
	SEI Investments Co.	39,966	1,189
	East West Bancorp Inc.	40,471	1,183
	American Financial
	Group Inc.	22,446	1,157
	Corrections Corp.
	of America	34,241	1,128
	Hospitality Properties Trust	41,529	1,122
*	SVB Financial Group	13,397	1,109
	BRE Properties Inc.	22,904	1,099
	Brown & Brown Inc.	35,100	1,093
	Kilroy Realty Corp.	22,393	1,093
	Jones Lang LaSalle Inc.	13,105	1,078
	National Retail
	Properties Inc.	35,177	1,077
	First Niagara Financial
	Group Inc.	105,191	1,062
	FirstMerit Corp.	49,256	1,042
	American Campus
	Communities Inc.	31,178	1,039

13

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
	BioMed Realty Trust Inc.	55,442	1,021
	Old Republic
	International Corp.	71,835	1,020
	Commerce Bancshares Inc.	22,906	989
	Omega Healthcare
	Investors Inc.	34,565	982
	Protective Life Corp.	23,345	976
	Home Properties Inc.	16,691	963
	Weingarten Realty
	Investors	33,350	957
	Synovus Financial Corp.	291,112	929
	City National Corp.	14,180	928
	Highwoods Properties Inc.	26,570	898
	Prosperity Bancshares Inc.	13,992	837
	Hancock Holding Co.	25,262	812
	Associated Banc-Corp	49,912	796
	First Horizon National Corp.	71,789	794
	Federated Investors Inc.
	Class B	28,069	762
	Aspen Insurance
	Holdings Ltd.	20,273	721
	Webster Financial Corp.	26,863	711
	Fulton Financial Corp.	58,081	702
	Hanover Insurance
	Group Inc.	13,099	698
	StanCorp Financial
	Group Inc.	13,176	689
	Bank of Hawaii Corp.	13,346	687
	TCF Financial Corp.	48,754	685
	First American
	Financial Corp.	32,198	673
	Washington Federal Inc.	31,011	648
	Valley National Bancorp	59,195	597
	Corporate Office
	Properties Trust	25,482	580
	Kemper Corp.	16,036	544
	Mack-Cali Realty Corp.	24,814	536
	Apollo Investment Corp.	66,765	527
	Primerica Inc.	13,712	509
	Trustmark Corp.	19,951	496
	BancorpSouth Inc.	24,881	482
	Cathay General Bancorp	21,787	480
	Mercury General Corp.	10,768	473
	Janus Capital Group Inc.	56,399	471
	Potlatch Corp.	12,027	464
*	Alexander & Baldwin Inc.	12,787	460
	Equity One Inc.	18,452	392
	Westamerica
	Bancorporation	8,040	378
	Greenhill & Co. Inc.	7,812	370
	International
	Bancshares Corp.	16,219	356
	Astoria Financial Corp.	24,446	301
			91,249

			Market
			Value
		Shares	($000)
Health Care (9.8%)
*	Vertex Pharmaceuticals Inc.	69,211	5,201
*	Henry Schein Inc.	25,901	2,617
	ResMed Inc.	42,347	2,000
*	Mettler-Toledo
	International Inc.	8,972	1,976
	Cooper Cos. Inc.	14,462	1,889
	Universal Health
	Services Inc. Class B	26,512	1,796
*	Hologic Inc.	80,047	1,708
	Omnicare Inc.	31,187	1,696
*	IDEXX Laboratories Inc.	16,080	1,509
*	MEDNAX Inc.	14,866	1,447
*	Endo Health Solutions Inc.	33,360	1,371
*	Covance Inc.	16,608	1,346
	Community Health
	Systems Inc.	28,013	1,100
*	Salix Pharmaceuticals Ltd.	15,506	1,038
*	Health Management
	Associates Inc. Class A	77,170	992
*	United Therapeutics Corp.	13,746	975
	Teleflex Inc.	12,234	943
*	WellCare Health Plans Inc.	12,935	824
	Techne Corp.	10,305	799
*	Allscripts Healthcare
	Solutions Inc.	52,754	767
	Mallinckrodt plc	17,503	764
*	VCA Antech Inc.	26,350	719
	STERIS Corp.	17,543	717
*	Health Net Inc.	23,615	713
*	Bio-Rad Laboratories Inc.
	Class A	6,029	687
*	Charles River Laboratories
	International Inc.	14,593	672
*	HMS Holdings Corp.	26,058	651
	Owens & Minor Inc.	18,815	642
*	LifePoint Hospitals Inc.	14,080	637
*	Thoratec Corp.	17,033	609
	Hill-Rom Holdings Inc.	17,755	606
	Masimo Corp.	15,295	378
			39,789
Industrials (16.3%)
	AMETEK Inc.	72,394	3,107
*	B/E Aerospace Inc.	31,131	2,123
	JB Hunt Transport
	Services Inc.	26,912	1,938
	Fortune Brands Home
	& Security Inc.	49,049	1,807
	Wabtec Corp.	28,593	1,673
	AGCO Corp.	28,924	1,636
	Hubbell Inc. Class B	15,878	1,609
	Waste Connections Inc.	36,683	1,554
	Lincoln Electric
	Holdings Inc.	24,653	1,542
*	United Rentals Inc.	28,009	1,534

14

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
	Manpowergroup Inc.	22,925	1,487
	IDEX Corp.	24,441	1,451
	Donaldson Co. Inc.	40,182	1,416
	Towers Watson & Co.
	Class A	16,778	1,380
*	Kirby Corp.	16,868	1,357
	Timken Co.	23,720	1,330
	KBR Inc.	43,931	1,312
*	Genesee & Wyoming Inc.
	Class A	14,717	1,274
	Graco Inc.	18,207	1,265
	Carlisle Cos. Inc.	18,911	1,259
	Alaska Air Group Inc.	20,876	1,182
*	Oshkosh Corp.	26,150	1,175
	Nordson Corp.	16,794	1,119
	URS Corp.	22,556	1,117
	Triumph Group Inc.	15,332	1,103
	Acuity Brands Inc.	12,730	1,088
	MSC Industrial
	Direct Co. Inc. Class A	13,937	1,059
	SPX Corp.	13,906	1,030
*	Copart Inc.	31,729	1,008
	Kennametal Inc.	23,430	996
	Trinity Industries Inc.	23,569	995
*	Terex Corp.	33,090	960
	Huntington Ingalls
	Industries Inc.	14,923	945
	Valmont Industries Inc.	6,996	944
	Lennox International Inc.	13,627	935
	Alliant Techsystems Inc.	9,577	927
*	Clean Harbors Inc.	16,033	911
	RR Donnelley & Sons Co.	53,981	900
*	AECOM Technology Corp.	30,676	894
	ITT Corp.	26,753	879
	Regal-Beloit Corp.	13,388	853
	Crane Co.	14,458	830
	Exelis Inc.	55,989	824
	Watsco Inc.	8,836	793
	CLARCOR Inc.	14,786	792
	Landstar System Inc.	13,857	757
*	Esterline Technologies Corp.	9,310	710
	Con-way Inc.	16,768	698
	Woodward Inc.	18,009	694
	Corporate Executive
	Board Co.	9,986	647
	GATX Corp.	13,904	629
	Deluxe Corp.	15,111	595
	Harsco Corp.	23,964	564
	UTi Worldwide Inc.	31,050	513
	Rollins Inc.	19,554	484
	HNI Corp.	13,503	452
	General Cable Corp.	14,780	451
	Mine Safety Appliances Co.	9,267	446
	Herman Miller Inc.	17,340	442
*	JetBlue Airways Corp.	67,251	414

			Market
			Value
		Shares	($000)
*	FTI Consulting Inc.	12,010	402
	Brink’s Co.	14,291	369
	Matson Inc.	12,710	338
	Werner Enterprises Inc.	13,313	307
	Granite Construction Inc.	10,613	301
			66,526
Information Technology (15.3%)
*	Alliance Data Systems Corp.	14,621	2,861
*	Equinix Inc.	14,670	2,549
*	ANSYS Inc.	27,706	2,327
*	Cree Inc.	35,052	1,945
*	Trimble Navigation Ltd.	76,034	1,920
*	NCR Corp.	48,865	1,739
*	Synopsys Inc.	45,703	1,657
*	Gartner Inc.	27,865	1,615
*	Avnet Inc.	40,735	1,571
*	Rackspace Hosting Inc.	32,840	1,472
*	Arrow Electronics Inc.	31,110	1,444
*	Skyworks Solutions Inc.	56,827	1,441
*	3D Systems Corp.	27,549	1,416
*	Concur Technologies Inc.	13,606	1,330
	Jack Henry
	& Associates Inc.	25,593	1,277
	FactSet Research
	Systems Inc.	12,025	1,231
*	Informatica Corp.	32,121	1,149
*	MICROS Systems Inc.	23,377	1,143
*	Cadence Design
	Systems Inc.	84,106	1,133
	Global Payments Inc.	22,995	1,096
*	CommVault Systems Inc.	12,846	1,077
	Broadridge Financial
	Solutions Inc.	36,027	1,072
	Solera Holdings Inc.	20,474	1,057
*	TIBCO Software Inc.	46,328	1,044
*	Ingram Micro Inc.	45,331	1,002
*	NeuStar Inc. Class A	19,581	990
*	PTC Inc.	35,577	927
*	Atmel Corp.	127,551	926
*	WEX Inc.	11,546	924
	Lender Processing
	Services Inc.	25,278	806
	National Instruments Corp.	28,313	786
	AOL Inc.	23,050	759
*	Riverbed Technology Inc.	48,637	751
*	CoreLogic Inc.	28,421	730
*	Zebra Technologies Corp.	15,156	691
	Compuware Corp.	63,523	678
*	SolarWinds Inc.	18,353	669
	Lexmark International Inc.
	Class A	18,755	641
*	VeriFone Systems Inc.	32,245	639
	DST Systems Inc.	8,870	633
	Mentor Graphics Corp.	28,168	624
*	Ciena Corp.	30,164	601

15

S&P Mid-Cap 400 Index Fund

			Market
			Value
		Shares	($000)
*	Semtech Corp.	20,053	596
*	ACI Worldwide Inc.	11,839	576
	Plantronics Inc.	12,859	556
*	Tech Data Corp.	11,218	551
*	Rovi Corp.	30,711	551
	Convergys Corp.	31,213	550
*	Acxiom Corp.	21,958	546
	Diebold Inc.	18,911	535
	Fair Isaac Corp.	10,656	534
*	Polycom Inc.	51,252	509
	SunEdison Inc.	68,865	507
*	International Rectifier Corp.	20,630	493
*	Vishay Intertechnology Inc.	39,245	481
*	Fairchild Semiconductor
	International Inc. Class A	37,789	461
	Cypress Semiconductor
	Corp.	40,183	455
*	ValueClick Inc.	21,280	450
*	Silicon Laboratories Inc.	11,599	449
*	Itron Inc.	11,742	440
	InterDigital Inc.	12,223	434
	ADTRAN Inc.	17,605	425
*	RF Micro Devices Inc.	83,538	414
	Intersil Corp. Class A	37,899	393
*	Integrated Device
	Technology Inc.	43,967	383
	Advent Software Inc.	11,947	322
	ManTech International Corp.
	Class A	7,081	201
*	Monster Worldwide Inc.	34,761	156
			62,311
Materials (6.9%)
	Rock Tenn Co. Class A	21,382	2,376
	Ashland Inc.	21,844	1,905
	Packaging Corp. of America	29,156	1,546
	Reliance Steel
	& Aluminum Co.	22,794	1,520
	Valspar Corp.	24,292	1,510
	Albemarle Corp.	24,186	1,509
	RPM International Inc.	39,383	1,338
	Martin Marietta
	Materials Inc.	13,649	1,311
	Aptargroup Inc.	19,822	1,166
	Royal Gold Inc.	19,330	1,122
	Sonoco Products Co.	30,084	1,120
	Steel Dynamics Inc.	65,585	1,001
	Eagle Materials Inc.	13,996	898
	NewMarket Corp.	3,173	870
	Cytec Industries Inc.	10,859	812
	Compass Minerals
	International Inc.	9,913	731
	Cabot Corp.	17,854	714
	Carpenter Technology Corp.	13,180	709
	Domtar Corp.	10,003	660
	Silgan Holdings Inc.	13,447	634

		Market
		Value
	Shares	($000)
* Louisiana-Pacific Corp.	41,406	619
Sensient Technologies Corp.	14,868	616
Scotts Miracle-Gro Co.
Class A	11,549	609
Olin Corp.	23,854	551
Worthington Industries Inc.	15,842	528
Commercial Metals Co.	34,721	517
Greif Inc. Class A	9,039	487
Minerals Technologies Inc.	10,355	460
Intrepid Potash Inc.	16,033	199
		28,038
Telecommunication Services (0.5%)
* tw telecom inc Class A	44,677	1,279
Telephone & Data
Systems Inc.	29,912	828
		2,107
Utilities (5.0%)
OGE Energy Corp.	58,924	2,075
NV Energy Inc.	69,982	1,641
Alliant Energy Corp.	32,969	1,636
National Fuel Gas Co.	24,833	1,621
MDU Resources Group Inc.	56,125	1,499
UGI Corp.	33,835	1,326
Aqua America Inc.	41,830	1,270
Westar Energy Inc.	37,711	1,173
Questar Corp.	52,026	1,140
Atmos Energy Corp.	26,910	1,086
Great Plains Energy Inc.	45,742	1,003
Cleco Corp.	17,989	812
Vectren Corp.	24,485	798
Hawaiian Electric
Industries Inc.	29,328	734
IDACORP Inc.	14,951	716
WGL Holdings Inc.	15,362	641
Black Hills Corp.	13,204	634
PNM Resources Inc.	23,663	518
		20,323
Total Common Stocks
(Cost $356,321)		404,867

16

S&P Mid-Cap 400 Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2 Vanguard Market
Liquidity Fund, 0.122%	1,775,000	1,775

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Freddie Mac Discount
Notes, 0.095%, 11/18/13	100	100
Total Temporary Cash Investments
(Cost $1,875)		1,875
Total Investments (99.9%)
(Cost $358,196)		406,742
Other Assets and Liabilities (0.1%)
Other Assets		1,168
Liabilities		(895)
		273
Net Assets (100%)		407,015

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	358,318
Undistributed Net Investment Income	2,805
Accumulated Net Realized Losses	(2,604)
Unrealized Appreciation (Depreciation)
Investment Securities	48,546
Futures Contracts	(50)
Net Assets	407,015

Institutional Shares—Net Assets
Applicable to 1,354,844 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	215,689
Net Asset Value Per Share—
Institutional Shares	$159.20

ETF Shares—Net Assets
Applicable to 2,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	191,326
Net Asset Value Per Share—
ETF Shares	$79.72

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive new worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	4,505
Interest[1]	2
Securities Lending	4
Total Income	4,511
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative—Institutional Shares	19
Management and Administrative—ETF Shares	101
Marketing and Distribution—Institutional Shares	30
Marketing and Distribution—ETF Shares	29
Custodian Fees	74
Auditing Fees	21
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	9
Total Expenses	311
Net Investment Income	4,200
Realized Net Gain (Loss)
Investment Securities Sold	3,586
Futures Contracts	172
Realized Net Gain (Loss)	3,758
Change in Unrealized Appreciation (Depreciation)
Investment Securities	43,409
Futures Contracts	(51)
Change in Unrealized Appreciation (Depreciation)	43,358
Net Increase (Decrease) in Net Assets Resulting from Operations	51,316
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,200	1,377
Realized Net Gain (Loss)	3,758	1,452
Change in Unrealized Appreciation (Depreciation)	43,358	8,569
Net Increase (Decrease) in Net Assets Resulting from Operations	51,316	11,398
Distributions
Net Investment Income
Institutional Shares	(1,230)	(478)
ETF Shares	(1,087)	(214)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,317)	(692)
Capital Share Transactions
Institutional Shares	99,201	44,187
ETF Shares	95,694	36,520
Net Increase (Decrease) from Capital Share Transactions	194,895	80,707
Total Increase (Decrease)	243,894	91,413
Net Assets
Beginning of Period	163,121	71,708
End of Period[1]	407,015	163,121
1 Net Assets—End of Period includes undistributed net investment income of $2,805,000 and $922,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
			March 28,
	Year Ended		2011[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$130.17	$116.52	$128.01
Investment Operations
Net Investment Income	2.355[2]	1.372	.240
Net Realized and Unrealized Gain (Loss) on Investments	28.174	13.297	(11.730)
Total from Investment Operations	30.529	14.669	(11.490)
Distributions
Dividends from Net Investment Income	(1.499)	(1.019)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.499)	(1.019)	—
Net Asset Value, End of Period	$159.20	$130.17	$116.52

Total Return	23.65%	12.69%	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$216	$91	$40
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.57%	1.42%	1.28%[3]
Portfolio Turnover Rate[4]	10%	13%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$65.20	$58.37	$49.95
Investment Operations
Net Investment Income	1.133[2]	.648	.383
Net Realized and Unrealized Gain (Loss) on Investments	14.112	6.657	8.217
Total from Investment Operations	15.245	7.305	8.600
Distributions
Dividends from Net Investment Income	(.725)	(.475)	(.180)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.725)	(.475)	(.180)
Net Asset Value, End of Period	$79.72	$65.20	$58.37

Total Return	23.57%	12.60%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$191	$72	$32
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.50%	1.35%	1.21%[3]
Portfolio Turnover Rate[4]	10%	13%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

22

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $49,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

23

S&P Mid-Cap 400 Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	404,867	—	—
Temporary Cash Investments	1,775	100	—
Futures Contracts—Liabilities[1]	(30)	—	—
Total	406,612	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2013	18	2,129	(50)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $4,225,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $2,839,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,595,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $358,255,000. Net unrealized appreciation of investment securities for tax purposes was $48,487,000, consisting of unrealized gains of $55,247,000 on securities that had risen in value since their purchase and $6,760,000 in unrealized losses on securities that had fallen in value since their purchase.

24

S&P Mid-Cap 400 Index Fund

F. During the year ended August 31, 2013, the fund purchased $235,375,000 of investment securities and sold $40,225,000 of investment securities, other than temporary cash investments. Purchases and sales include $125,089,000 and $14,188,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	123,250	807	51,421	420
Issued in Lieu of Cash Distributions	1,090	8	387	3
Redeemed	(25,139)	(162)	(7,621)	(61)
Net Increase (Decrease) —Institutional Shares	99,201	653	44,187	362
ETF Shares
Issued	107,558	1,450	59,242	950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(11,864)	(150)	(22,722)	(400)
Net Increase (Decrease)—ETF Shares	95,694	1,300	36,520	550

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

25

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFVX	IVOV
Expense Ratio[1]	0.10%	0.22%
30-Day SEC Yield	1.81%	1.69%

Portfolio Characteristics
			DJ U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Number of Stocks	295	294	3,631
Median Market Cap	$3.7B	$3.7B	$39.3B
Price/Earnings Ratio	20.6x	20.6x	18.7x
Price/Book Ratio	1.8x	1.8x	2.4x
Return on Equity	10.3%	10.3%	16.6%
Earnings Growth
Rate	6.1%	6.1%	11.1%
Dividend Yield	1.9%	1.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	74%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P	DJ U.S.
		MidCap	Total
		400 Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.7%	7.6%	13.1%
Consumer Staples	5.2	5.2	8.9
Energy	6.6	6.6	9.8
Financials	27.3	27.4	17.5
Health Care	8.5	8.5	12.6
Industrials	15.9	15.9	11.2
Information
Technology	10.8	10.8	17.6
Materials	8.0	8.0	3.8
Telecommunication
Services	0.4	0.4	2.3
Utilities	9.6	9.6	3.2

Ten Largest Holdings (% of total net assets)
Rock Tenn Co.	Paper Packaging	1.2%
SL Green Realty Corp.	Office REITs	1.2
OGE Energy Corp.	Electric Utilities	1.0
Everest Re Group Ltd.	Reinsurance	1.0
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	1.0
Energizer Holdings Inc.	Household Products	0.9
Universal Health
Services Inc.	Health Care Facilities	0.9
Omnicare Inc.	Health Care Services	0.8
NV Energy Inc.	Electric Utilities	0.8
AGCO Corp.	Construction & Farm
	Machinery & Heavy
	Trucks	0.8
Top Ten		9.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

26

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Mid-Cap 400 Value Index
Fund*ETF Shares Net Asset Value	26.31%	17.51%	$16,178
S&P Mid-Cap 400 Value Index
Fund*ETF Shares Market Price	26.34	17.53	16,184
S&P MidCap 400 Value Index	26.55	17.75	16,274
Mid-Cap Value Funds Average	26.66	16.62	15,814
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	26.47%	14.79%	$7,384,439
S&P MidCap 400 Value Index	26.55	14.87	7,400,159
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	14.43	7,320,227
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

27

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Market Price	26.34%	61.84%
S&P Mid-Cap 400 Value Index Fund ETF Shares Net
Asset Value	26.31	61.78
S&P MidCap 400 Value Index	26.55	62.74
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/2/2010	26.94%	14.87%
ETF Shares	9/7/2010
Market Price		26.66	17.75
Net Asset Value		26.78	17.77

28

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (7.7%)
	Signet Jewelers Ltd.	4,928	327
	Advance Auto Parts Inc.	3,961	317
*	Mohawk Industries Inc.	2,474	291
	Wendy’s Co.	31,958	242
*	Big Lots Inc.	6,569	233
	John Wiley & Sons Inc.
	Class A	5,219	229
*	Deckers Outdoor Corp.	3,888	228
*	DreamWorks Animation
	SKG Inc. Class A	8,026	227
	Rent-A-Center Inc.	6,023	226
	Aaron’s Inc.	7,955	215
	Guess? Inc.	6,894	210
*	Apollo Group Inc. Class A	11,309	210
	Tupperware Brands Corp.	2,388	193
	DeVry Inc.	6,387	192
*	Saks Inc.	11,355	181
	Meredith Corp.	4,066	175
*	NVR Inc.	186	159
*	WMS Industries Inc.	6,188	159
*	New York Times Co.
	Class A	13,777	154
	Domino’s Pizza Inc.	2,466	152
	Sotheby’s	2,610	120
	Valassis Communications Inc.	4,365	120
*	Life Time Fitness Inc.	2,360	118
	Matthews International Corp.
	Class A	3,104	115
*	Tempur Sealy
	International Inc.	2,782	107
	Cheesecake Factory Inc.	2,453	102
	Regis Corp.	6,369	100
*	CST Brands Inc.	3,391	100
	Brinker International Inc.	2,459	98
*	Murphy USA Inc.	2,555	94
	International Speedway
	Corp. Class A	2,871	89

			Market
			Value
		Shares	($000)
	Scholastic Corp.	2,977	88
*	Scientific Games Corp.
	Class A	5,926	85
*	Aeropostale Inc.	8,820	72
*	Office Depot Inc.	15,122	63
*	Barnes & Noble Inc.	4,243	58
			5,849
Consumer Staples (5.2%)
	Energizer Holdings Inc.	7,022	694
*	Smithfield Foods Inc.	14,109	473
	Hillshire Brands Co.	13,885	449
*	Green Mountain Coffee
	Roasters Inc.	4,890	422
	Church & Dwight Co. Inc.	6,704	398
	Harris Teeter
	Supermarkets Inc.	5,581	274
	Flowers Foods Inc.	9,904	206
*	Dean Foods Co.	10,532	202
*	United Natural Foods Inc.	2,772	168
*	Post Holdings Inc.	3,687	157
	Universal Corp.	2,634	129
*	WhiteWave Foods Co.
	Class B	6,182	117
*	SUPERVALU Inc.	12,403	89
	Lancaster Colony Corp.	1,156	85
*	WhiteWave Foods Co.
	Class A	3,775	72
	Tootsie Roll Industries Inc.	1,152	35
			3,970
Energy (6.6%)
	Energen Corp.	8,148	540
	Cimarex Energy Co.	5,560	466
*	Superior Energy Services Inc.	18,004	442
	Oceaneering International Inc.	5,127	398
*	Atwood Oceanics Inc.	6,460	360
	World Fuel Services Corp.	8,194	313
	Tidewater Inc.	5,584	301
*	Dresser-Rand Group Inc.	4,727	288

29

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
*	Helix Energy Solutions
	Group Inc.	11,116	278
*	Oil States International Inc.	2,605	232
*	Unit Corp.	4,930	227
	SM Energy Co.	3,141	215
*	Dril-Quip Inc.	2,062	210
	Patterson-UTI Energy Inc.	8,098	159
*	Alpha Natural Resources Inc.	24,878	151
*	Rosetta Resources Inc.	2,884	134
*	Bill Barrett Corp.	5,483	118
	Arch Coal Inc.	23,861	107
	CARBO Ceramics Inc.	1,150	94
			5,033
Financials (27.3%)
	SL Green Realty Corp.	10,333	901
	Everest Re Group Ltd.	5,638	772
	New York Community
	Bancorp Inc.	49,733	729
	Liberty Property Trust	15,915	551
	Reinsurance Group
	of America Inc. Class A	8,179	530
	WR Berkley Corp.	12,431	511
	Alexandria Real Estate
	Equities Inc.	7,947	490
	Cullen/Frost Bankers Inc.	6,770	480
	HCC Insurance Holdings Inc.	11,327	478
	East West Bancorp Inc.	15,363	449
	American Financial
	Group Inc.	8,521	439
	Hospitality Properties Trust	15,765	426
	First Niagara Financial
	Group Inc.	39,932	403
	FirstMerit Corp.	18,699	396
	BioMed Realty Trust Inc.	21,020	387
	Old Republic
	International Corp.	27,236	387
	Realty Income Corp.	9,520	376
	Commerce Bancshares Inc.	8,696	376
	UDR Inc.	16,408	371
	Protective Life Corp.	8,851	370
*	Alleghany Corp.	913	353
	Prosperity Bancshares Inc.	5,305	317
	Essex Property Trust Inc.	2,187	313
	Federal Realty
	Investment Trust	3,166	308
	Hancock Holding Co.	9,578	308
	Rayonier Inc.	5,546	306
	Associated Banc-Corp	18,923	302
	Camden Property Trust	4,786	296
	Duke Realty Corp.	19,961	291
	Federated Investors Inc.
	Class B	10,642	289
	Arthur J Gallagher & Co.	6,865	284
	Aspen Insurance
	Holdings Ltd.	7,686	273

			Market
			Value
		Shares	($000)
	Hanover Insurance Group Inc.	4,966	265
	StanCorp Financial Group Inc.	4,995	261
	Bank of Hawaii Corp.	5,060	261
	TCF Financial Corp.	18,483	260
	Fidelity National
	Financial Inc. Class A	10,852	257
	BRE Properties Inc.	5,131	246
	Senior Housing
	Properties Trust	10,611	241
	Valley National Bancorp	22,482	227
	Raymond James
	Financial Inc.	5,361	224
	Kilroy Realty Corp.	4,507	220
	National Retail Properties Inc.	7,079	217
	Regency Centers Corp.	4,548	216
	Kemper Corp.	6,091	207
	American Campus
	Communities Inc.	6,148	205
*	MSCI Inc. Class A	5,449	204
	Mack-Cali Realty Corp.	9,426	204
	Home Properties Inc.	3,481	201
	Apollo Investment Corp.	25,360	200
	Taubman Centers Inc.	2,951	199
	Primerica Inc.	5,209	193
	SEI Investments Co.	6,374	190
	Trustmark Corp.	7,579	188
	Brown & Brown Inc.	5,998	187
	Weingarten Realty Investors	6,450	185
	BancorpSouth Inc.	9,452	183
	CBOE Holdings Inc.	3,940	181
	Mercury General Corp.	4,091	179
	Janus Capital Group Inc.	21,425	179
*	Alexander & Baldwin Inc.	4,858	175
	First Horizon National Corp.	13,884	154
	Westamerica Bancorporation	3,033	143
	Highwoods Properties Inc.	4,028	136
	International
	Bancshares Corp.	6,117	134
	Corporate Office
	Properties Trust	5,688	130
	Webster Financial Corp.	4,566	121
	Fulton Financial Corp.	9,652	117
	Astoria Financial Corp.	9,226	113
	Equity One Inc.	3,899	83
	Potlatch Corp.	1,958	75
	Greenhill & Co. Inc.	1,327	63
			20,886
Health Care (8.5%)
	Universal Health Services Inc.
	Class B	10,063	682
	Omnicare Inc.	11,837	644
	Community Health
	Systems Inc.	10,634	417
*	Henry Schein Inc.	4,031	407

30

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
*	Health Management
	Associates Inc. Class A	29,258	376
	Teleflex Inc.	4,639	357
*	WellCare Health Plans Inc.	4,904	312
*	Hologic Inc.	14,281	305
*	Allscripts Healthcare
	Solutions Inc.	20,000	291
*	VCA Antech Inc.	9,990	273
	STERIS Corp.	6,651	272
*	Health Net Inc.	8,953	270
*	MEDNAX Inc.	2,709	264
*	Bio-Rad Laboratories Inc.
	Class A	2,286	261
*	Endo Health Solutions Inc.	5,953	245
	Owens & Minor Inc.	7,146	244
*	LifePoint Hospitals Inc.	5,348	242
	Hill-Rom Holdings Inc.	6,744	230
*	Covance Inc.	2,523	204
	Techne Corp.	1,829	142
	Masimo Corp.	2,537	63
			6,501
Industrials (15.8%)
	AGCO Corp.	10,979	621
	Manpowergroup Inc.	8,702	564
	Towers Watson & Co.
	Class A	6,369	524
	KBR Inc.	16,675	498
*	Oshkosh Corp.	9,927	446
	URS Corp.	8,563	424
	SPX Corp.	5,280	391
	Kennametal Inc.	8,884	378
	Trinity Industries Inc.	8,936	377
	Huntington Ingalls
	Industries Inc.	5,658	358
	Alliant Techsystems Inc.	3,631	351
	RR Donnelley & Sons Co.	20,465	341
*	AECOM Technology Corp.	11,630	339
	Crane Co.	5,482	315
	Exelis Inc.	21,227	312
	Waste Connections Inc.	6,824	289
*	Esterline Technologies Corp.	3,530	269
	Con-way Inc.	6,357	264
	Woodward Inc.	6,828	263
	Hubbell Inc. Class B	2,532	257
	GATX Corp.	5,281	239
*	Kirby Corp.	2,882	232
	Harsco Corp.	9,102	214
	Donaldson Co. Inc.	5,950	210
	Carlisle Cos. Inc.	3,016	201
	UTi Worldwide Inc.	11,795	195
*	Genesee & Wyoming Inc.
	Class A	2,180	189
	IDEX Corp.	3,063	182
*	United Rentals Inc.	3,297	181
	ITT Corp.	5,276	173

			Market
			Value
		Shares	($000)
	HNI Corp.	5,130	172
	General Cable Corp.	5,616	171
	CLARCOR Inc.	3,140	168
	Triumph Group Inc.	2,329	168
*	JetBlue Airways Corp.	25,471	157
	Acuity Brands Inc.	1,830	156
*	FTI Consulting Inc.	4,549	152
	Regal-Beloit Corp.	2,387	152
	Brink’s Co.	5,390	139
	Deluxe Corp.	3,259	128
	Matson Inc.	4,798	128
	Watsco Inc.	1,302	117
	Werner Enterprises Inc.	5,024	116
	Granite Construction Inc.	4,006	113
	Landstar System Inc.	2,042	112
	Corporate Executive
	Board Co.	1,587	103
	Herman Miller Inc.	3,675	94
	Mine Safety Appliances Co.	1,930	93
	Rollins Inc.	3,331	82
			12,118
Information Technology (10.7%)
*	Avnet Inc.	15,461	596
*	Arrow Electronics Inc.	11,809	548
*	Informatica Corp.	12,193	436
*	Ingram Micro Inc.	17,187	380
*	ANSYS Inc.	3,786	318
*	Synopsys Inc.	8,154	296
	Compuware Corp.	24,082	257
	Lexmark International Inc.
	Class A	7,110	243
	DST Systems Inc.	3,369	240
*	MICROS Systems Inc.	4,616	226
*	NCR Corp.	6,308	224
	Broadridge Financial
	Solutions Inc.	7,250	216
*	Tech Data Corp.	4,261	210
*	Rovi Corp.	11,664	209
	Convergys Corp.	11,855	209
	Diebold Inc.	7,183	203
	FactSet Research
	Systems Inc.	1,964	201
	Global Payments Inc.	4,191	200
*	Polycom Inc.	19,469	193
	SunEdison Inc.	26,156	193
*	PTC Inc.	7,285	190
*	International Rectifier Corp.	7,837	187
*	Vishay Intertechnology Inc.	14,908	183
	Jack Henry & Associates Inc.	3,596	179
*	Fairchild Semiconductor
	International Inc. Class A	14,356	175
	AOL Inc.	4,982	164
	ADTRAN Inc.	6,689	161
	Lender Processing
	Services Inc.	4,793	153

31

S&P Mid-Cap 400 Value Index Fund

			Market
			Value
		Shares	($000)
	Solera Holdings Inc.	2,877	149
	Intersil Corp. Class A	14,295	148
*	VeriFone Systems Inc.	6,222	123
*	Zebra Technologies Corp.	2,405	110
	Cypress Semiconductor
	Corp.	8,060	91
*	RF Micro Devices Inc.	17,391	86
	Plantronics Inc.	1,947	84
*	Silicon Laboratories Inc.	2,064	80
*	Acxiom Corp.	3,076	77
	ManTech International Corp.
	Class A	2,671	76
*	Integrated Device
	Technology Inc.	7,798	68
	Advent Software Inc.	2,262	61
*	Monster Worldwide Inc.	13,105	59
			8,202
Materials (8.0%)
	Rock Tenn Co. Class A	8,115	902
	Reliance Steel
	& Aluminum Co.	8,652	577
	Aptargroup Inc.	7,525	443
	Sonoco Products Co.	11,421	425
	Steel Dynamics Inc.	24,866	380
	Ashland Inc.	3,980	347
	Cabot Corp.	6,769	271
	RPM International Inc.	7,625	259
	Martin Marietta Materials Inc.	2,643	254
	Domtar Corp.	3,793	250
	Sensient Technologies Corp.	5,647	234
	Scotts Miracle-Gro Co.
	Class A	4,387	231
	Albemarle Corp.	3,672	229
	Olin Corp.	9,061	209
	Commercial Metals Co.	13,189	196
	Greif Inc. Class A	3,434	185
	Minerals Technologies Inc.	3,935	175
	Compass Minerals
	International Inc.	2,105	155
	Silgan Holdings Inc.	2,646	125
	Cytec Industries Inc.	1,605	120
	Carpenter Technology Corp.	1,494	80
	Intrepid Potash Inc.	6,047	75
			6,122
Telecommunication Services (0.4%)
	Telephone & Data
	Systems Inc.	11,341	314

Utilities (9.6%)
	OGE Energy Corp.	22,363	787
	NV Energy Inc.	26,561	623
	Alliant Energy Corp.	12,514	621
	National Fuel Gas Co.	9,426	615
	MDU Resources Group Inc.	21,303	569

		Market
		Value
	Shares	($000)
UGI Corp.	12,843	504
Westar Energy Inc.	14,315	445
Questar Corp.	19,749	433
Atmos Energy Corp.	10,216	412
Great Plains Energy Inc.	17,343	380
Cleco Corp.	6,820	308
Vectren Corp.	9,283	303
Hawaiian Electric
Industries Inc.	11,119	278
IDACORP Inc.	5,668	271
WGL Holdings Inc.	5,834	244
Black Hills Corp.	5,015	241
Aqua America Inc.	7,305	222
PNM Resources Inc.	4,299	94
		7,350
Total Common Stocks
(Cost $68,247)		76,345
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.0%)
2 Vanguard Market
Liquidity Fund, 0.122%	23,283	23

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Federal Home Loan
Bank Discount Notes,
0.135%, 9/20/13	100	100
Total Temporary Cash Investments
(Cost $123)		123
Total Investments (99.9%)
(Cost $68,370)		76,468
Other Assets and Liabilities (0.1%)
Other Assets		172
Liabilities		(128)
		44
Net Assets (100%)		76,512

32

S&P Mid-Cap 400 Value Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	70,671
Undistributed Net Investment Income	804
Accumulated Net Realized Losses	(3,059)
Unrealized Appreciation (Depreciation)
Investment Securities	8,098
Futures Contracts	(2)
Net Assets	76,512

Institutional Shares—Net Assets
Applicable to 315,957 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	49,236
Net Asset Value Per Share—
Institutional Shares	$155.83

ETF Shares—Net Assets
Applicable to 350,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	27,276
Net Asset Value Per Share—
ETF Shares	$77.93

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	1,142
Total Income	1,142
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	1
Management and Administrative—ETF Shares	20
Custodian Fees	21
Auditing Fees	21
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	65
Net Investment Income	1,077
Realized Net Gain (Loss)
Investment Securities Sold	4,983
Futures Contracts	39
Realized Net Gain (Loss)	5,022
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,319
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	5,317
Net Increase (Decrease) in Net Assets Resulting from Operations	11,416

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,077	912
Realized Net Gain (Loss)	5,022	8
Change in Unrealized Appreciation (Depreciation)	5,317	5,835
Net Increase (Decrease) in Net Assets Resulting from Operations	11,416	6,755
Distributions
Net Investment Income
Institutional Shares	(706)	(535)
ETF Shares	(162)	(159)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(868)	(694)
Capital Share Transactions
Institutional Shares	1,872	866
ETF Shares	14,425	2,458
Net Increase (Decrease) from Capital Share Transactions	16,297	3,324
Total Increase (Decrease)	26,845	9,385
Net Assets
Beginning of Period	49,667	40,282
End of Period[1]	76,512	49,667
1 Net Assets—End of Period includes undistributed net investment income of $804,000 and $595,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
			Nov. 2,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$125.30	$111.20	$109.35
Investment Operations
Net Investment Income	2.392	2.124	1.146
Net Realized and Unrealized Gain (Loss) on Investments	30.364	13.624	1.233
Total from Investment Operations	32.756	15.748	2.379
Distributions
Dividends from Net Investment Income	(2.226)	(1.648)	(.529)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.226)	(1.648)	(.529)
Net Asset Value, End of Period	$155.83	$125.30	$111.20

Total Return	26.47%	14.32%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$49	$40	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.99%	1.92%	1.94%[2]
Portfolio Turnover Rate[3]	74%	31%	48%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$62.71	$55.69	$49.86
Investment Operations
Net Investment Income	1.153	1.001	.746
Net Realized and Unrealized Gain (Loss) on Investments	15.146	6.814	5.340
Total from Investment Operations	16.299	7.815	6.086
Distributions
Dividends from Net Investment Income	(1.079)	(.795)	(.256)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.079)	(.795)	(.256)
Net Asset Value, End of Period	$77.93	$62.71	$55.69

Total Return	26.31%	14.18%	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27	$9	$6
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.87%	1.80%	1.82%[2]
Portfolio Turnover Rate[3]	74%	31%	48%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

38

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $10,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	76,345	—	—
Temporary Cash Investments	23	100	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	76,366	100	—
1 Represents variation margin on the last day of the reporting period.

39

S&P Mid-Cap 400 Value Index Fund

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2013	1	118	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $5,267,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $805,000 of ordinary income available for distribution. At August 31, 2013, the fund had available capital losses totaling $3,060,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $68,371,000. Net unrealized appreciation of investment securities for tax purposes was $8,097,000, consisting of unrealized gains of $9,025,000 on securities that had risen in value since their purchase and $928,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $75,455,000 of investment securities and sold $58,930,000 of investment securities, other than temporary cash investments. Purchases and sales include $31,578,000 and $17,204,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

40

S&P Mid-Cap 400 Value Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	25,332	167	3,195	29
Issued in Lieu of Cash Distributions	706	5	535	5
Redeemed	(24,166)	(177)	(2,864)	(25)
Net Increase (Decrease) —Institutional Shares	1,872	(5)	866	9
ETF Shares
Issued	31,614	450	13,970	250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(17,189)	(250)	(11,512)	(200)
Net Increase (Decrease)—ETF Shares	14,425	200	2,458	50

At August 31, 2013, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

41

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFGX	IVOG
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	0.99%	0.87%

Portfolio Characteristics
		S&P	DJ U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	228	226	3,631
Median Market Cap	$4.8B	$4.8B	$39.3B
Price/Earnings Ratio	24.4x	24.4x	18.7x
Price/Book Ratio	3.2x	3.2x	2.4x
Return on Equity	13.9%	13.9%	16.6%
Earnings Growth
Rate	18.7%	18.7%	11.1%
Dividend Yield	1.1%	1.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		S&P
		MidCap	DJ U.S.
		400	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	19.4%	19.3%	13.1%
Consumer Staples	3.4	3.4	8.9
Energy	4.4	4.4	9.8
Financials	17.8	17.8	17.5
Health Care	11.1	11.1	12.6
Industrials	17.0	17.0	11.2
Information
Technology	19.9	20.0	17.6
Materials	5.9	5.9	3.8
Telecommunication
Services	0.6	0.6	2.3
Utilities	0.5	0.5	3.2

Ten Largest Holdings (% of total net assets)
Vertex Pharmaceuticals
Inc.	Biotechnology	2.5%
AMETEK Inc.	Electrical
	Components &
	Equipment	1.5
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	1.4
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.3
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	1.3
LKQ Corp.	Distributors	1.3
Equinix Inc.	Internet Software &
	Services	1.2
Tractor Supply Co.	Specialty Stores	1.2
B/E Aerospace Inc.	Aerospace &
	Defense	1.0
Polaris Industries Inc.	Leisure Products	1.0
Top Ten		13.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

42

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Mid-Cap 400 Growth Index
Fund*ETF Shares Net Asset Value	20.83%	18.07%	$16,408
S&P Mid-Cap 400 Growth Index
Fund*ETF Shares Market Price	20.80	18.08	16,410
S&P MidCap 400 Growth Index	21.03	18.27	16,491
Mid-Cap Growth Funds Average	21.94	16.47	15,754
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	20.97%	9.84%	$6,279,725
S&P MidCap 400 Growth Index	21.03	9.90	6,287,054
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	11.83	6,559,457

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards. Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

43

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Market Price	20.80%	64.10%
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Net Asset Value	20.83	64.08
S&P MidCap 400 Growth Index	21.03	64.91
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/2011[1]	23.38%	9.54%
ETF Shares	9/7/2010
Market Price		23.13	18.31
Net Asset Value		23.23	18.33

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

44

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (19.4%)
*	LKQ Corp.	97,663	2,856
	Tractor Supply Co.	22,825	2,793
	Polaris Industries Inc.	20,909	2,283
	Hanesbrands Inc.	32,231	1,917
*	Under Armour Inc. Class A	25,430	1,847
	Williams-Sonoma Inc.	28,120	1,586
	Foot Locker Inc.	49,105	1,581
	Dick’s Sporting Goods Inc.	32,769	1,521
*	Toll Brothers Inc.	49,287	1,509
*	Panera Bread Co. Class A	9,163	1,503
*	Mohawk Industries Inc.	12,747	1,498
*	Jarden Corp.	33,056	1,420
	Service Corp. International	69,237	1,252
	Carter’s Inc.	16,667	1,227
*	AMC Networks Inc. Class A	18,891	1,171
	Gentex Corp.	46,967	1,058
*	Cabela’s Inc.	15,205	996
	Advance Auto Parts Inc.	12,440	996
	Cinemark Holdings Inc.	33,280	981
*	Bally Technologies Inc.	12,636	911
	Tupperware Brands Corp.	10,381	838
	American Eagle
	Outfitters Inc.	57,356	830
	Chico’s FAS Inc.	53,070	828
	Signet Jewelers Ltd.	12,171	808
*	Lamar Advertising Co.
	Class A	18,198	766
*	NVR Inc.	884	756
	Thor Industries Inc.	14,403	738
	Domino’s Pizza Inc.	11,226	690
*	Ascena Retail Group Inc.	41,660	680
	Sotheby’s	14,743	680
	Brinker International Inc.	15,925	637
	HSN Inc.	11,700	630
*	ANN Inc.	15,423	535
*	Tempur Sealy
	International Inc.	11,651	449

			Market
			Value
		Shares	($000)
	Bob Evans Farms Inc.	9,122	447
	KB Home	26,806	430
	Cheesecake Factory Inc.	9,088	380
	MDC Holdings Inc.	12,794	356
*	Life Time Fitness Inc.	6,092	305
*	CST Brands Inc.	9,871	291
*	Murphy USA Inc.	7,423	274
*	Office Depot Inc.	47,913	201
			43,455
Consumer Staples (3.4%)
*	Green Mountain Coffee
	Roasters Inc.	26,326	2,272
	Ingredion Inc.	25,340	1,595
	Church & Dwight Co. Inc.	25,764	1,529
	Flowers Foods Inc.	27,590	574
*	WhiteWave Foods Co.
	Class A	27,048	517
*	United Natural Foods Inc.	8,068	489
	Lancaster Colony Corp.	2,923	216
*	SUPERVALU Inc.	28,615	205
	Tootsie Roll Industries Inc.	3,368	101
*	WhiteWave Foods Co.
	Class B	689	13
			7,511
Energy (4.4%)
	HollyFrontier Corp.	66,501	2,958
	Oceaneering
	International Inc.	20,526	1,592
	Cimarex Energy Co.	12,160	1,019
*	Oil States International Inc.	10,429	931
	SM Energy Co.	12,575	859
*	Dresser-Rand Group Inc.	11,213	683
*	Dril-Quip Inc.	5,976	610
*	Rosetta Resources Inc.	11,593	539
	Patterson-UTI Energy Inc.	24,434	479
	CARBO Ceramics Inc.	3,090	252
			9,922

45

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value
		Shares	($000)
Financials (17.7%)
*	Affiliated Managers
	Group Inc.	17,249	3,007
	Eaton Vance Corp.	39,711	1,531
	Realty Income Corp.	36,586	1,445
	Extra Space Storage Inc.	33,894	1,397
	Rayonier Inc.	25,146	1,389
*	Signature Bank	15,458	1,356
	Waddell & Reed
	Financial Inc. Class A	28,108	1,339
	Corrections Corp.
	of America	37,686	1,241
*	SVB Financial Group	14,746	1,221
	Jones Lang LaSalle Inc.	14,424	1,186
	Federal Realty
	Investment Trust	12,165	1,184
*	Alleghany Corp.	2,866	1,109
	Omega Healthcare
	Investors Inc.	37,995	1,079
	Synovus Financial Corp.	319,999	1,021
	City National Corp.	15,587	1,020
	Fidelity National
	Financial Inc. Class A	38,453	912
	Raymond James
	Financial Inc.	21,461	898
	Arthur J Gallagher & Co.	21,561	891
*	MSCI Inc. Class A	23,694	889
	Essex Property Trust Inc.	6,091	873
	Camden Property Trust	13,877	857
	Taubman Centers Inc.	12,308	830
	Regency Centers Corp.	16,782	798
	CBOE Holdings Inc.	17,130	786
	UDR Inc.	34,451	778
	SEI Investments Co.	25,515	759
	First American
	Financial Corp.	35,390	740
	Washington Federal Inc.	34,085	712
	Senior Housing
	Properties Trust	30,764	700
	Duke Realty Corp.	47,354	691
	Brown & Brown Inc.	21,251	662
	Highwoods Properties Inc.	17,526	592
	Kilroy Realty Corp.	11,587	565
	National Retail
	Properties Inc.	18,201	558
	American Campus
	Communities Inc.	16,455	548
	Cathay General Bancorp	23,996	528
	Weingarten Realty Investors	17,967	516
	BRE Properties Inc.	10,339	496
	Home Properties Inc.	8,259	477
	Fulton Financial Corp.	35,758	432
	Webster Financial Corp.	16,243	430
	First Horizon National Corp.	38,676	428
	Potlatch Corp.	7,554	291

			Market
			Value
		Shares	($000)
	Corporate Office
	Properties Trust	11,511	262
	Greenhill & Co. Inc.	4,720	224
	Equity One Inc.	8,609	183
			39,831
Health Care (11.1%)
*	Vertex Pharmaceuticals Inc.	76,141	5,722
	ResMed Inc.	46,596	2,201
*	Mettler-Toledo
	International Inc.	9,873	2,174
	Cooper Cos. Inc.	15,914	2,079
*	Henry Schein Inc.	16,815	1,699
*	IDEXX Laboratories Inc.	17,696	1,660
*	Salix Pharmaceuticals Ltd.	17,045	1,141
*	United Therapeutics Corp.	15,110	1,071
*	Hologic Inc.	46,689	996
*	Covance Inc.	10,968	889
	Mallinckrodt plc	19,238	840
*	MEDNAX Inc.	8,509	829
*	Endo Health Solutions Inc.	19,461	800
*	Charles River Laboratories
	International Inc.	16,039	739
*	HMS Holdings Corp.	28,692	717
*	Thoratec Corp.	18,756	670
	Techne Corp.	6,005	465
	Masimo Corp.	9,410	233
			24,925
Industrials (16.9%)
	AMETEK Inc.	79,650	3,419
*	B/E Aerospace Inc.	34,255	2,336
	JB Hunt Transport
	Services Inc.	29,613	2,132
	Fortune Brands Home
	& Security Inc.	53,972	1,988
	Wabtec Corp.	31,464	1,841
	Lincoln Electric Holdings Inc.	27,130	1,696
	Timken Co.	26,104	1,463
	Graco Inc.	20,038	1,392
	Alaska Air Group Inc.	22,977	1,301
	Nordson Corp.	18,484	1,232
*	United Rentals Inc.	21,269	1,165
	MSC Industrial
	Direct Co. Inc. Class A	15,321	1,164
*	Copart Inc.	34,878	1,108
	IDEX Corp.	18,022	1,070
*	Terex Corp.	36,374	1,055
	Valmont Industries Inc.	7,702	1,040
	Lennox International Inc.	15,001	1,030
	Hubbell Inc. Class B	10,136	1,027
*	Clean Harbors Inc.	17,623	1,002
	Donaldson Co. Inc.	26,977	951
	Waste Connections Inc.	20,591	872
*	Genesee & Wyoming Inc.
	Class A	9,882	856

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Kirby Corp.	10,212	821
	Carlisle Cos. Inc.	12,073	804
	Acuity Brands Inc.	8,688	743
	Triumph Group Inc.	10,126	729
	Watsco Inc.	5,926	532
	Landstar System Inc.	9,293	508
	Regal-Beloit Corp.	7,801	497
	ITT Corp.	14,119	464
	Corporate Executive
	Board Co.	6,379	414
	CLARCOR Inc.	7,154	383
	Rollins Inc.	11,849	293
	Deluxe Corp.	7,159	282
	Mine Safety Appliances Co.	4,450	214
	Herman Miller Inc.	8,117	207
			38,031
Information Technology (19.9%)
*	Alliance Data Systems Corp.	16,087	3,148
*	Equinix Inc.	16,142	2,804
*	Cree Inc.	38,570	2,140
*	Trimble Navigation Ltd.	83,664	2,113
*	Gartner Inc.	30,664	1,778
*	ANSYS Inc.	19,511	1,639
*	Rackspace Hosting Inc.	36,140	1,620
*	Skyworks Solutions Inc.	62,536	1,586
*	3D Systems Corp.	30,318	1,558
*	Concur Technologies Inc.	14,975	1,463
*	NCR Corp.	35,491	1,263
*	Cadence Design
	Systems Inc.	92,566	1,247
*	CommVault Systems Inc.	14,140	1,185
*	TIBCO Software Inc.	50,991	1,149
*	NeuStar Inc. Class A	21,524	1,088
*	Atmel Corp.	140,206	1,018
*	WEX Inc.	12,692	1,016
*	Synopsys Inc.	26,658	967
	Jack Henry & Associates Inc.	17,747	886
	National Instruments Corp.	31,121	864
*	Riverbed Technology Inc.	53,460	825
*	CoreLogic Inc.	31,239	803
	FactSet Research
	Systems Inc.	7,545	772
*	SolarWinds Inc.	20,172	735
	Solera Holdings Inc.	14,199	733
	Mentor Graphics Corp.	31,015	687
*	Ciena Corp.	33,214	662
*	Semtech Corp.	22,082	656
*	ACI Worldwide Inc.	13,037	634
	Global Payments Inc.	13,163	627
*	MICROS Systems Inc.	12,353	604
	Fair Isaac Corp.	11,736	588
	Broadridge Financial
	Solutions Inc.	18,641	555
*	ValueClick Inc.	23,440	496
*	Itron Inc.	12,935	485

			Market
			Value
		Shares	($000)
	InterDigital Inc.	13,464	478
*	PTC Inc.	17,994	469
	Lender Processing
	Services Inc.	13,896	443
*	Zebra Technologies Corp.	9,664	441
*	Acxiom Corp.	15,238	379
	Plantronics Inc.	8,499	367
	AOL Inc.	10,899	359
*	VeriFone Systems Inc.	17,403	345
*	Silicon Laboratories Inc.	6,775	262
	Cypress
	Semiconductor Corp.	20,813	236
*	Integrated Device
	Technology Inc.	25,598	223
*	RF Micro Devices Inc.	39,991	198
	Advent Software Inc.	6,364	172
			44,766
Materials (5.8%)
	Packaging Corp. of America	32,084	1,702
	Valspar Corp.	26,732	1,662
	Royal Gold Inc.	21,275	1,235
	Ashland Inc.	12,501	1,090
	Albemarle Corp.	15,971	996
	Eagle Materials Inc.	15,384	987
	NewMarket Corp.	3,488	956
	RPM International Inc.	21,241	722
	Martin Marietta
	Materials Inc.	7,362	707
*	Louisiana-Pacific Corp.	45,591	682
	Worthington Industries Inc.	17,447	581
	Carpenter Technology Corp.	10,142	545
	Cytec Industries Inc.	7,282	545
	Compass Minerals
	International Inc.	4,796	354
	Silgan Holdings Inc.	7,110	335
			13,099
Telecommunication Services (0.6%)
*	tw telecom inc Class A	49,169	1,407

Utilities (0.5%)
	Aqua America Inc.	24,863	755
	PNM Resources Inc.	13,557	297
			1,052
Total Common Stocks
(Cost $195,107)			223,999

S&P Mid-Cap 400 Growth Index Fund

Market
Value
Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
2 Vanguard Market
Liquidity Fund, 0.122% 336,820	337

Face
Amount
($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Freddie Mac Discount
Notes, 0.095%, 11/18/13 100	100
Total Temporary Cash Investments
(Cost $437)	437
Total Investments (99.9%)
(Cost $195,544)	224,436
Other Assets and Liabilities (0.1%)
Other Assets	8,227
Liabilities	(8,062)
165
Net Assets (100%)	224,601

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	202,002
Undistributed Net Investment Income	1,344
Accumulated Net Realized Losses	(7,619)
Unrealized Appreciation (Depreciation)
Investment Securities	28,892
Futures Contracts	(18)
Net Assets	224,601

Institutional Shares—Net Assets
Applicable to 263,355 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	42,433
Net Asset Value Per Share—
Institutional Shares	$161.12

ETF Shares—Net Assets
Applicable to 2,250,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	182,168
Net Asset Value Per Share—
ETF Shares	$80.96

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	2,116
Interest[1]	1
Securities Lending	1
Total Income	2,118
Expenses
The Vanguard Group—Note B
Investment Advisory Services	18
Management and Administrative—Institutional Shares	5
Management and Administrative—ETF Shares	184
Marketing and Distribution—Institutional Shares	8
Marketing and Distribution—ETF Shares	31
Custodian Fees	18
Auditing Fees	21
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	10
Total Expenses	295
Net Investment Income	1,823
Realized Net Gain (Loss)
Investment Securities Sold	3,272
Futures Contracts	61
Realized Net Gain (Loss)	3,333
Change in Unrealized Appreciation (Depreciation)
Investment Securities	23,863
Futures Contracts	(21)
Change in Unrealized Appreciation (Depreciation)	23,842
Net Increase (Decrease) in Net Assets Resulting from Operations	28,998
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,823	565
Realized Net Gain (Loss)	3,333	(789)
Change in Unrealized Appreciation (Depreciation)	23,842	6,482
Net Increase (Decrease) in Net Assets Resulting from Operations	28,998	6,258
Distributions
Net Investment Income
Institutional Shares	(187)	(137)
ETF Shares	(708)	(166)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(895)	(303)
Capital Share Transactions
Institutional Shares	14,378	(1,788)
ETF Shares	68,116	56,830
Net Increase (Decrease) from Capital Share Transactions	82,494	55,042
Total Increase (Decrease)	110,597	60,997
Net Assets
Beginning of Period	114,004	53,007
End of Period[1]	224,601	114,004
1 Net Assets—End of Period includes undistributed net investment income of $1,344,000 and $416,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
			March 28,
	Year Ended		2011[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$134.20	$121.54	$130.08
Investment Operations
Net Investment Income	1.584	.915	.304
Net Realized and Unrealized Gain (Loss) on Investments	26.392	12.506	(8.844)
Total from Investment Operations	27.976	13.421	(8.540)
Distributions
Dividends from Net Investment Income	(1.056)	(.761)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.056)	(.761)	—
Net Asset Value, End of Period	$161.12	$134.20	$121.54

Total Return	20.97%	11.12%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42	$23	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.20%	0.88%	0.75%[2]
Portfolio Turnover Rate[3]	35%	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$67.47	$61.13	$50.04
Investment Operations
Net Investment Income	.721	.405	.280
Net Realized and Unrealized Gain (Loss) on Investments	13.257	6.266	10.910
Total from Investment Operations	13.978	6.671	11.190
Distributions
Dividends from Net Investment Income	(.488)	(.331)	(.100)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.488)	(.331)	(.100)
Net Asset Value, End of Period	$80.96	$67.47	$61.13

Total Return	20.83%	10.97%	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$182	$91	$31
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.08%	0.76%	0.63%[2]
Portfolio Turnover Rate[3]	35%	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

S&P Mid-Cap 400 Growth Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	223,999	—	—
Temporary Cash Investments	337	100	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	224,329	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2013	4	473	(18)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $6,960,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $1,364,000 of ordinary income available for distribution. The fund had available capital losses totaling $7,588,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $195,593,000. Net unrealized appreciation of investment securities for tax purposes was $28,843,000, consisting of unrealized gains of $33,001,000 on securities that had risen in value since their purchase and $4,158,000 in unrealized losses on securities that had fallen in value since their purchase.

S&P Mid-Cap 400 Growth Index Fund

F. During the year ended August 31, 2013, the fund purchased $172,273,000 of investment securities and sold $89,204,000 of investment securities, other than temporary cash investments. Purchases and sales include $103,170,000 and $31,308,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	25,934	172	2,422	19
Issued in Lieu of Cash Distributions	187	1	137	1
Redeemed	(11,743)	(80)	(4,347)	(34)
Net Increase (Decrease) —Institutional Shares	14,378	93	(1,788)	(14)
ETF Shares
Issued	97,354	1,300	69,018	1,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(29,238)	(400)	(12,188)	(200)
Net Increase (Decrease) —ETF Shares	68,116	900	56,830	850

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

Special 2013 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
S&P Mid-Cap 400 Index Fund	2,044
S&P Mid-Cap 400 Value Index Fund	760
S&P Mid-Cap 400 Growth Index Fund	797

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	80.4%
S&P Mid-Cap 400 Value Index Fund	87.4
S&P Mid-Cap 400 Growth Index Fund	80.5

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index Funds
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	23.57%	17.83%
Returns After Taxes on Distributions	23.35	17.68
Returns After Taxes on Distributions and Sale of Fund Shares	13.61	14.08

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	26.31%	17.51%
Returns After Taxes on Distributions	25.95	17.26
Returns After Taxes on Distributions and Sale of Fund Shares	15.30	13.82

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	20.83%	18.07%
Returns After Taxes on Distributions	20.69	17.97
Returns After Taxes on Distributions and Sale of Fund Shares	11.97	14.27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,081.52	$0.42
ETF Shares	1,000.00	1,081.10	0.79
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,084.71	$0.42
ETF Shares	1,000.00	1,084.02	1.05
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,078.09	$0.42
ETF Shares	1,000.00	1,077.46	1.05
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, S&P Mid-Cap 400 Value Index Fund, and S&P Mid-Cap 400 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	sponsored, endorsed, sold, or promoted by S&P Dow
with the offering of shares of any Vanguard	Jones Indices LLC, Dow Jones, S&P, or their respective
fund only if preceded or accompanied by	affiliates, and none of S&P Dow Jones Indices LLC,
the fund’s current prospectus.	Dow Jones, S&P, nor their respective affiliates makes
any representation regarding the advisability of
All comparative mutual fund data are from Lipper, a	investing in such products.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102013

Annual Report | August 31, 2013

Vanguard S&P 500 Value
and Growth Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P 500 Value Index Fund.	8
S&P 500 Growth Index Fund.	21
Your Fund’s After-Tax Returns.	36
About Your Fund’s Expenses.	37
Trustees Approve Advisory Arrangement.	39
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	22.67%
Net Asset Value	22.79
S&P 500 Value Index	22.94
Large-Cap Value Funds Average	22.08
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	15.01%
Net Asset Value	15.00
S&P 500 Growth Index	15.16
Large-Cap Growth Funds Average	16.24
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares	$61.42	$73.72	$1.526	$0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares	$68.43	$77.29	$1.279	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard S&P 500 Growth Index Fund and Vanguard S&P 500 Value Index Fund delivered strong performances for the 12 months ended August 31, 2013. Both funds closely tracked their target indexes.

U.S. stocks generally performed well. While both large-capitalization growth and large-cap value stocks produced double-digit results for the period, value stocks outpaced their growth counterparts by several percentage points. In this investment environment, the S&P 500 Value Index Fund returned about 23% and the S&P 500 Growth Index Fund returned about 15%.

If you hold shares of your fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness stemmed from fear that the Federal Reserve would begin scaling back its stimulative bond-buying program.

2

Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s next move
Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year. Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates between 0% and 0.25%.

Value stocks outpaced their growth counterparts
Vanguard S&P 500 Index Funds provide exposure to some of the biggest companies in the United States. Investors may choose to invest broadly in the large-cap segment of the market through the 500 Index Fund (this fund is covered in a separate report), or to focus on its growth or value sectors through the S&P 500 Growth Index Fund or the S&P 500 Value Index Fund.

As I mentioned, value stocks generally outperformed their growth counterparts for the most recent fiscal period. The S&P 500 Value Index Fund’s largest sector holding, financials, contributed most to its results, adding about 8 percentage points to total return. After several years of dismal results following the 2008–2009 financial crisis, financial stocks were among the market’s top performers. The industry’s widespread resurgence persisted throughout the 12 months, generating strong returns across the sector.

Industrial, health care, and consumer discretionary stocks were also key contributors to performance. Aerospace and defense contractors and industrial conglomerates led the way in industrials.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Peer Group
	Shares	Average
S&P 500 Value Index Fund	0.15%	1.19%
S&P 500 Growth Index Fund	0.15	1.28

The fund expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15%; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

4

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

5

In the health care sector, managed health care companies and pharmaceutical firms were the top performers for the period, as the health care industry overall continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines. Growing consumer confidence boosted performance across the consumer discretionary sector, with stocks of media companies, automakers, and specialty retailers contributing most to the fund’s performance.

Health care, consumer discretionary, and industrial stocks also contributed notably to the performance of the S&P 500 Growth Index Fund. Technology stocks, the fund’s largest sector holding for the period, significantly underperformed the broad market and added very little to fund results. While some areas of the sector did well, computer hardware companies ended the period in negative territory as consumers continued to gravitate toward tablets rather than personal computers. Competition in the smartphone arena remained fierce, and key players fell short of earnings expectations.

The fund had minimal exposure to the top-performing financial sector—stocks of financial companies aren’t typically considered growth stocks—which also hindered its results compared with the S&P 500 Value Index Fund.

Both funds have closely tracked their benchmarks since inception
The S&P 500 Value and Growth Index Funds were launched just over three years ago, on September 7, 2010. While that’s not a very long track record, so far the funds have been successful in meeting their investment objective of closely tracking their target indexes.

Credit for this good start is due to the funds’ advisor, Vanguard Equity Investment Group, whose deep experience and sophisticated portfolio tracking techniques have enabled the funds to capture the returns of their benchmarks. The advisor has been aided in this task by the funds’ low expenses.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or segment of it, or by relying on a sophisticated market-sampling technique.

6

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index-Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that actively managed funds can undergo. The challenges of active investing point to the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2013

7

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2013

Portfolio Characteristics
			DJ U.S.
		S&P 500	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	357	357	3,631
Median Market Cap	$48.8B	$48.8B	$39.3B
Price/Earnings Ratio	16.2x	16.2x	18.7x
Price/Book Ratio	1.8x	1.8x	2.4x
Return on Equity	14.2%	14.1%	16.6%
Earnings Growth Rate	6.0%	6.0%	11.1%
Dividend Yield	2.5%	2.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	25%	—	—
Ticker Symbol	VOOV	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	2.33%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	6.7%	6.7%	13.1%
Consumer Staples	9.9	9.9	8.9
Energy	15.0	15.0	9.8
Financials	23.8	23.8	17.5
Health Care	9.1	9.1	12.6
Industrials	12.8	12.8	11.2
Information Technology	8.5	8.5	17.6
Materials	3.7	3.7	3.8
Telecommunication
Services	4.0	4.0	2.3
Utilities	6.5	6.5	3.2

Ten Largest Holdings (% of total net assets)
General Electric Co.	Industrial
	Conglomerates	3.4%
Chevron Corp.	Integrated Oil & Gas	3.3
Berkshire Hathaway Inc.	Property & Casualty
	Insurance	2.9
Wells Fargo & Co.	Diversified Banks	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
AT&T Inc.	Integrated
	Telecommunication
	Services	2.6
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Citigroup Inc.	Diversified Financial
	Services	2.1
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Top Ten		25.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.15%.

8

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P 500 Value Index Fund*ETF
Shares Net Asset Value	22.79%	16.26%	$15,668
S&P 500 Value Index Fund*ETF
Shares Market Price	22.67	16.25	15,663
S&P 500 Value Index	22.94	16.44	15,742
Large-Cap Value Funds Average	22.08	15.16	15,232
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund ETF Shares Market Price	22.67%	56.63%
S&P 500 Value Index Fund ETF Shares Net Asset
Value	22.79	56.68
S&P 500 Value Index	22.94	57.42
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

S&P 500 Value Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		24.92%	16.81%
Net Asset Value		24.88	16.78

10

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (6.7%)
	Ford Motor Co.	65,433	1,059
	McDonald’s Corp.	8,010	756
	Target Corp.	10,681	676
	Walt Disney Co.	8,995	547
	Johnson Controls Inc.	11,401	462
*	General Motors Co.	9,994	341
	NIKE Inc. Class B	5,060	318
	Macy’s Inc.	6,382	284
	Carnival Corp.	7,393	267
	Viacom Inc. Class B	3,268	260
	Genuine Parts Co.	2,580	199
	Yum! Brands Inc.	2,620	183
	Kohl’s Corp.	3,394	174
	Whirlpool Corp.	1,319	170
	Best Buy Co. Inc.	4,475	161
	Staples Inc.	11,033	153
*	Bed Bath & Beyond Inc.	1,817	134
	Omnicom Group Inc.	1,981	120
	Darden Restaurants Inc.	2,163	100
	GameStop Corp. Class A	1,983	100
	Harley-Davidson Inc.	1,496	90
*	Dollar General Corp.	1,656	89
	Hasbro Inc.	1,913	87
*	Goodyear Tire & Rubber Co.	4,084	82
	International Game
	Technology	4,342	82
	Starwood Hotels &
	Resorts Worldwide Inc.	1,266	81
	Tiffany & Co.	1,020	79
	Garmin Ltd.	1,817	74
	Harman International
	Industries Inc.	1,129	72
	News Corp. Class A	4,547	71
	H&R Block Inc.	2,529	71
	Marriott International Inc.
	Class A	1,708	68
*	CarMax Inc.	1,424	68

			Market
			Value
		Shares	($000)
*	Chipotle Mexican Grill Inc.
	Class A	165	67
	Interpublic Group of Cos.
	Inc.	4,055	64
	Cablevision Systems Corp.
	Class A	3,592	64
	Gannett Co. Inc.	2,067	50
	Abercrombie & Fitch Co.	1,299	46
	Washington Post Co.
	Class B	75	42
*	JC Penney Co. Inc.	3,190	40
	Expedia Inc.	517	24
*	AutoNation Inc.	352	16
			7,891
Consumer Staples (9.9%)
	Wal-Mart Stores Inc.	27,269	1,990
	Procter & Gamble Co.	23,266	1,812
	CVS Caremark Corp.	20,380	1,183
	Mondelez International Inc.
	Class A	29,701	911
	Walgreen Co.	14,351	690
	Kraft Foods Group Inc.	9,895	512
	Altria Group Inc.	14,377	487
	Costco Wholesale Corp.	4,143	464
	Archer-Daniels-Midland Co.	10,971	386
	Colgate-Palmolive Co.	5,542	320
	Kroger Co.	8,649	317
	Sysco Corp.	9,884	317
	General Mills Inc.	5,902	291
	Kimberly-Clark Corp.	2,689	251
	ConAgra Foods Inc.	6,931	234
	Beam Inc.	2,680	168
	Avon Products Inc.	7,205	142
	Tyson Foods Inc. Class A	4,723	137
	Reynolds American Inc.	2,808	134
	Molson Coors Brewing Co.
	Class B	2,618	128
	Kellogg Co.	1,990	121
	Mead Johnson Nutrition Co.	1,586	119

11

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	Safeway Inc.	4,003	104
	Estee Lauder Cos. Inc.
	Class A	1,563	102
	Hormel Foods Corp.	2,244	93
	JM Smucker Co.	859	91
	Clorox Co.	986	82
	Coca-Cola Enterprises Inc.	1,720	64
	Campbell Soup Co.	1,434	62
			11,712
Energy (15.0%)
	Chevron Corp.	32,274	3,887
	Exxon Mobil Corp.	34,044	2,967
	ConocoPhillips	20,351	1,349
	Occidental Petroleum Corp.	13,410	1,183
	Schlumberger Ltd.	8,631	699
	Phillips 66	10,309	589
	Apache Corp.	6,524	559
	National Oilwell Varco Inc.	7,112	528
	Marathon Oil Corp.	11,792	406
	Kinder Morgan Inc.	10,509	399
	Halliburton Co.	8,182	393
	Anadarko Petroleum Corp.	4,088	374
	Hess Corp.	4,971	372
	Spectra Energy Corp.	11,139	369
	Devon Energy Corp.	6,281	359
	Baker Hughes Inc.	7,351	342
	Valero Energy Corp.	9,070	322
	Chesapeake Energy Corp.	8,628	223
	Ensco plc Class A	3,880	216
	Marathon Petroleum Corp.	2,920	212
	Williams Cos. Inc.	5,790	210
	Murphy Oil Corp.	3,016	203
	Noble Corp.	4,213	157
*	Cameron International Corp.	2,183	124
	CONSOL Energy Inc.	3,799	119
	EQT Corp.	1,351	116
*	FMC Technologies Inc.	2,132	114
	Helmerich & Payne Inc.	1,768	111
	Cabot Oil & Gas Corp.	2,810	110
*	Southwestern Energy Co.	2,808	107
	Range Resources Corp.	1,111	83
	QEP Resources Inc.	2,978	81
	Peabody Energy Corp.	4,492	77
	Nabors Industries Ltd.	4,892	75
	Diamond Offshore Drilling
	Inc.	1,155	74
*	Rowan Cos. plc Class A	2,065	73
*	WPX Energy Inc.	3,333	62
*	Newfield Exploration Co.	2,249	53
			17,697
Financials (23.7%)
*	Berkshire Hathaway Inc.
	Class B	30,364	3,377
	Wells Fargo & Co.	81,984	3,368

			Market
			Value
		Shares	($000)
	JPMorgan Chase & Co.	62,911	3,179
	Citigroup Inc.	50,647	2,448
*	American International
	Group Inc.	24,573	1,142
	Goldman Sachs Group Inc.	7,174	1,091
	MetLife Inc.	18,227	842
	PNC Financial Services
	Group Inc.	8,812	637
	Capital One Financial Corp.	9,725	628
	Morgan Stanley	22,840	588
	State Street Corp.	7,592	507
	Travelers Cos. Inc.	6,267	501
	ACE Ltd.	5,663	497
	Aflac Inc.	7,762	449
	BB&T Corp.	11,674	396
	Charles Schwab Corp.	18,312	382
	Allstate Corp.	7,803	374
	CME Group Inc.	5,113	364
	Chubb Corp.	4,316	359
	Prudential Financial Inc.	4,187	313
	Prologis Inc.	8,285	292
	SunTrust Banks Inc.	8,971	287
	Bank of New York Mellon
	Corp.	9,467	282
	Simon Property Group Inc.	1,915	279
	Fifth Third Bancorp	14,568	266
	Progressive Corp.	9,230	231
	Loews Corp.	5,117	227
	Hartford Financial Services
	Group Inc.	7,582	224
	BlackRock Inc.	832	217
	Host Hotels & Resorts Inc.	12,400	211
	Northern Trust Corp.	3,624	199
	Principal Financial Group Inc.	4,593	188
	Lincoln National Corp.	4,463	188
	Marsh & McLennan Cos.
	Inc.	4,491	185
	NYSE Euronext	4,048	169
	Public Storage	1,106	169
	XL Group plc Class A	4,816	142
	HCP Inc.	3,329	136
	Unum Group	4,441	131
	Aon plc	1,956	130
	Equity Residential	2,502	130
	Leucadia National Corp.	4,918	123
	AvalonBay Communities Inc.	972	120
	Boston Properties Inc.	1,159	119
	Vornado Realty Trust	1,413	115
	Regions Financial Corp.	12,203	115
	Cincinnati Financial Corp.	2,443	112
	Torchmark Corp.	1,540	106
	Ventas Inc.	1,611	100
	Weyerhaeuser Co.	3,552	97
*	Genworth Financial Inc.
	Class A	8,217	97

12

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	McGraw Hill Financial Inc.	1,597	93
	KeyCorp	7,500	87
	M&T Bank Corp.	696	79
*	IntercontinentalExchange
	Inc.	437	79
	Invesco Ltd.	2,585	78
	People’s United Financial
	Inc.	5,283	75
	Macerich Co.	1,301	73
	Hudson City Bancorp Inc.	7,907	73
	Comerica Inc.	1,709	70
	Assurant Inc.	1,284	68
*	E*TRADE Financial Corp.	4,766	67
	Kimco Realty Corp.	3,188	64
	Legg Mason Inc.	1,860	60
	NASDAQ OMX Group Inc.	1,952	58
	Plum Creek Timber Co. Inc.	1,268	56
*	CBRE Group Inc. Class A	2,014	44
	Apartment Investment &
	Management Co. Class A	1,149	32
			27,985
Health Care (9.1%)
	Johnson & Johnson	21,974	1,899
	Pfizer Inc.	45,539	1,285
	UnitedHealth Group Inc.	16,978	1,218
	Bristol-Myers Squibb Co.	12,030	502
	McKesson Corp.	3,774	458
	Medtronic Inc.	8,586	444
	WellPoint Inc.	5,000	426
*	Express Scripts Holding Co.	6,252	399
	Aetna Inc.	6,298	399
	Cigna Corp.	4,751	374
	Abbott Laboratories	9,606	320
	Cardinal Health Inc.	5,686	286
	Humana Inc.	2,624	242
	St. Jude Medical Inc.	4,719	238
	AmerisourceBergen Corp.
	Class A	3,844	219
	Covidien plc	2,894	172
	Thermo Fisher Scientific Inc.	1,909	170
*	Forest Laboratories Inc.	3,899	166
	Becton Dickinson and Co.	1,616	157
	Allergan Inc.	1,778	157
	Quest Diagnostics Inc.	2,630	154
*	Laboratory Corp.
	of America Holdings	1,545	148
	Stryker Corp.	2,200	147
*	Boston Scientific Corp.	12,796	135
*	CareFusion Corp.	3,655	131
*	Hospira Inc.	2,758	108
*	Tenet Healthcare Corp.	1,728	67
	Zimmer Holdings Inc.	814	64
	Patterson Cos. Inc.	1,392	55
*	Waters Corp.	557	55

			Market
			Value
		Shares	($000)
	CR Bard Inc.	452	52
*	Varian Medical Systems Inc.	619	44
	DENTSPLY International Inc.	930	39
			10,730
Industrials (12.8%)
	General Electric Co.	172,105	3,983
	United Technologies Corp.	14,078	1,409
	Caterpillar Inc.	10,944	903
	Honeywell International Inc.	6,810	542
	FedEx Corp.	4,906	527
	3M Co.	4,546	516
	United Parcel Service Inc.
	Class B	5,795	496
	General Dynamics Corp.	5,527	460
	CSX Corp.	17,011	419
	Raytheon Co.	5,405	408
	Emerson Electric Co.	6,584	397
	Norfolk Southern Corp.	5,247	379
	Northrop Grumman Corp.	3,911	361
	Lockheed Martin Corp.	2,436	298
	Waste Management Inc.	7,302	295
	Tyco International Ltd.	7,724	255
	Eaton Corp. plc	4,015	254
	Danaher Corp.	3,873	254
	Parker Hannifin Corp.	2,483	248
	Stanley Black & Decker Inc.	2,693	230
	Precision Castparts Corp.	1,072	226
	Deere & Co.	2,066	173
	Fluor Corp.	2,710	172
	Republic Services Inc.
	Class A	4,938	161
	L-3 Communications
	Holdings Inc.	1,497	135
*	Jacobs Engineering Group
	Inc.	2,181	127
	Textron Inc.	4,638	125
	Ingersoll-Rand plc	1,940	115
	Dover Corp.	1,252	106
	Pentair Ltd.	1,634	98
	WW Grainger Inc.	368	91
	Joy Global Inc.	1,767	87
	Rockwell Collins Inc.	1,177	83
	Nielsen Holdings NV	2,329	80
	Rockwell Automation Inc.	814	79
	Kansas City Southern	717	76
	CH Robinson Worldwide Inc.	1,314	75
	Expeditors International
	of Washington Inc.	1,828	74
	Pall Corp.	870	60
	ADT Corp.	1,462	58
	Pitney Bowes Inc.	3,354	55
	Flowserve Corp.	880	49
	Ryder System Inc.	864	48
	Xylem Inc.	1,675	42

13

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	Iron Mountain Inc.	1,367	35
	Dun & Bradstreet Corp.	324	32
	Robert Half International Inc.	901	32
			15,128
Information Technology (8.5%)
	Microsoft Corp.	56,295	1,880
	International Business
	Machines Corp.	8,327	1,518
	Cisco Systems Inc.	47,145	1,099
	Hewlett-Packard Co.	32,100	717
	Corning Inc.	24,552	345
	Dell Inc.	24,428	336
	Texas Instruments Inc.	7,196	275
	Accenture plc Class A	3,789	274
	Motorola Solutions Inc.	4,520	253
	Automatic Data Processing
	Inc.	3,391	241
	SanDisk Corp.	4,046	223
	Western Digital Corp.	3,541	220
	Xerox Corp.	20,441	204
	TE Connectivity Ltd.	3,798	186
	Western Union Co.	9,259	162
	CA Inc.	5,509	161
*	Juniper Networks Inc.	8,435	160
	NVIDIA Corp.	9,600	142
*	Electronic Arts Inc.	5,044	134
*	Micron Technology Inc.	9,784	133
	Symantec Corp.	4,511	116
*	Citrix Systems Inc.	1,307	93
	NetApp Inc.	2,221	92
	Paychex Inc.	2,323	90
	Altera Corp.	2,447	86
	Analog Devices Inc.	1,692	78
	FLIR Systems Inc.	2,367	74
	Xilinx Inc.	1,667	72
	SAIC Inc.	4,730	71
	Jabil Circuit Inc.	3,073	70
	Fidelity National Information
	Services Inc.	1,466	65
*	Lam Research Corp.	1,106	52
	Linear Technology Corp.	1,276	49
*	Autodesk Inc.	1,314	48
	Computer Sciences Corp.	947	48
	Microchip Technology Inc.	1,218	47
	Harris Corp.	818	46
*	First Solar Inc.	1,109	41
	Total System Services Inc.	1,398	39
*	BMC Software Inc.	815	38
*	Advanced Micro Devices Inc.	10,125	33
	Molex Inc.	1,113	32
			10,043

		Market
		Value
	Shares	($000)
Materials (3.7%)
Dow Chemical Co.	20,133	753
Freeport-McMoRan Copper
& Gold Inc.	17,281	522
LyondellBasell Industries NV
Class A	6,324	444
EI du Pont de Nemours & Co.	7,815	443
Air Products & Chemicals Inc.	3,468	354
International Paper Co.	7,404	350
Newmont Mining Corp.	8,272	263
Praxair Inc.	2,115	248
Alcoa Inc.	17,778	137
Nucor Corp.	2,751	125
MeadWestvaco Corp.	2,939	105
* Owens-Illinois Inc.	2,732	78
Avery Dennison Corp.	1,659	71
Sigma-Aldrich Corp.	840	69
Cliffs Natural Resources Inc.	2,545	53
Airgas Inc.	470	48
Allegheny Technologies Inc.	1,788	48
Sealed Air Corp.	1,660	47
International Flavors
& Fragrances Inc.	556	44
United States Steel Corp.	2,412	43
Bemis Co. Inc.	988	39
Vulcan Materials Co.	688	33
		4,317
Telecommunication Services (4.0%)
AT&T Inc.	89,546	3,029
Verizon Communications
Inc.	25,240	1,196
CenturyLink Inc.	10,142	336
Windstream Corp.	9,848	79
Frontier Communications
Corp.	16,589	72
		4,712
Utilities (6.5%)
Duke Energy Corp.	11,747	771
Southern Co.	14,489	603
NextEra Energy Inc.	7,069	568
Dominion Resources Inc.	9,615	561
Exelon Corp.	14,245	434
American Electric Power Co.
Inc.	8,092	346
PPL Corp.	10,516	323
PG&E Corp.	7,360	304
Consolidated Edison Inc.	4,875	274
Public Service Enterprise
Group Inc.	8,422	273
FirstEnergy Corp.	6,962	261
Edison International	5,423	249

14

S&P 500 Value Index Fund

		Market
		Value
	Shares	($000)
Xcel Energy Inc.	8,273	231
Northeast Utilities	5,234	214
DTE Energy Co.	2,896	194
Entergy Corp.	2,967	188
ONEOK Inc.	3,433	177
CenterPoint Energy Inc.	7,127	163
Sempra Energy	1,877	158
Wisconsin Energy Corp.	3,808	156
NiSource Inc.	5,193	152
NRG Energy Inc.	5,374	141
Ameren Corp.	4,036	136
AES Corp.	10,298	131
CMS Energy Corp.	4,428	118
SCANA Corp.	2,318	112
Pinnacle West Capital Corp.	1,831	99
AGL Resources Inc.	1,967	86
Pepco Holdings Inc.	4,144	79
Integrys Energy Group Inc.	1,316	74
TECO Energy Inc.	3,392	56
		7,632
Total Investments (99.9%)
(Cost $104,986)		117,847
Other Assets and Liabilities (0.1%)
Other Assets		328
Liabilities		(216)
		112
ETF Shares—Net Assets (100%)
Applicable to 1,600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		117,959
Net Asset Value Per Share—ETF Shares		$73.72

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	106,691
Undistributed Net Investment Income	576
Accumulated Net Realized Losses	(2,169)
Unrealized Appreciation (Depreciation)	12,861
Net Assets	117,959

See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	2,175
Total Income	2,175
Expenses
The Vanguard Group—Note B
Management and Administrative	71
Marketing and Distribution	4
Custodian Fees	19
Auditing Fees	26
Shareholders’ Reports	5
Total Expenses	125
Net Investment Income	2,050
Realized Net Gain (Loss) on Investment Securities Sold	5,063
Change in Unrealized Appreciation (Depreciation) of Investment Securities	7,839
Net Increase (Decrease) in Net Assets Resulting from Operations	14,952

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,050	912
Realized Net Gain (Loss)	5,063	(109)
Change in Unrealized Appreciation (Depreciation)	7,839	5,020
Net Increase (Decrease) in Net Assets Resulting from Operations	14,952	5,823
Distributions
Net Investment Income	(1,731)	(758)
Realized Capital Gain	—	—
Total Distributions	(1,731)	(758)
Capital Share Transactions
Issued	75,827	28,417
Issued in Lieu of Cash Distributions	—	—
Redeemed	(23,299)	(8,067)
Net Increase (Decrease) from Capital Share Transactions	52,528	20,350
Total Increase (Decrease)	65,749	25,415
Net Assets
Beginning of Period	52,210	26,795
End of Period[1]	117,959	52,210
1 Net Assets—End of Period includes undistributed net investment income of $576,000 and $257,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$61.42	$53.59	$49.93
Investment Operations
Net Investment Income	1.584	1.329	1.051
Net Realized and Unrealized Gain (Loss) on Investments	12.242	7.734	3.454
Total from Investment Operations	13.826	9.063	4.505
Distributions
Dividends from Net Investment Income	(1.526)	(1.233)	(. 845)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.526)	(1.233)	(. 845)
Net Asset Value, End of Period	$73.72	$61.42	$53.59

Total Return	22.79%	17.16%	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$118	$52	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.45%	2.43%	2.25%[2]
Portfolio Turnover Rate [3]	25%	20%	23%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2013. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

19

S&P 500 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $5,794,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $634,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,169,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $104,986,000. Net unrealized appreciation of investment securities for tax purposes was $12,861,000, consisting of unrealized gains of $13,749,000 on securities that had risen in value since their purchase and $888,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $96,355,000 of investment securities and sold $43,591,000 of investment securities, other than temporary cash investments. Purchases and sales include $75,809,000 and $22,839,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended August 31,
	2013	2012
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	1,100	500
Issued in Lieu of Cash Distributions	—	—
Redeemed	(350)	(150)
Net Increase (Decrease) in Shares Outstanding	750	350

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

20

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2013

Portfolio Characteristics
			DJ U.S.
		S&P 500	Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	295	295	3,631
Median Market Cap	$72.5B	$72.5B	$39.3B
Price/Earnings Ratio	18.7x	18.7x	18.7x
Price/Book Ratio	3.4x	3.4x	2.4x
Return on Equity	22.1%	21.9%	16.6%
Earnings Growth Rate	15.3%	15.3%	11.1%
Dividend Yield	1.9%	1.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	24%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.74%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	17.6%	17.6%	13.1%
Consumer Staples	10.5	10.5	8.9
Energy	6.5	6.5	9.8
Financials	9.4	9.4	17.5
Health Care	16.5	16.5	12.6
Industrials	7.9	7.9	11.2
Information Technology	27.2	27.2	17.6
Materials	3.2	3.2	3.8
Telecommunication
Services	1.1	1.1	2.3
Utilities	0.1	0.1	3.2

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	6.1%
Google Inc.	Internet Software &
	Services	3.1
Exxon Mobil Corp.	Integrated Oil & Gas	2.8
Bank of America Corp.	Diversified Financial
	Services	2.0
Coca-Cola Co.	Soft Drinks	2.0
Merck & Co. Inc.	Pharmaceuticals	1.9
Microsoft Corp.	Systems Software	1.9
Philip Morris
International Inc.	Tobacco	1.8
Johnson & Johnson	Pharmaceuticals	1.7
PepsiCo Inc.	Soft Drinks	1.7
Top Ten		25.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.15%.

21

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P 500 Growth Index Fund*ETF
Shares Net Asset Value	15.00%	17.34%	$16,108
S&P 500 Growth Index Fund*ETF
Shares Market Price	15.01	17.34	16,107
S&P 500 Growth Index	15.16	17.53	16,186
Large-Cap Growth Funds Average	16.24	15.19	15,241
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

22

S&P 500 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares Market
Price	15.01%	61.07%
S&P 500 Growth Index Fund ETF Shares Net Asset
Value	15.00	61.08
S&P 500 Growth Index	15.16	61.86
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		16.59%	17.37%
Net Asset Value		16.60	17.36

23

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)
Consumer Discretionary (17.5%)
	Comcast Corp. Class A	51,852	2,182
	Home Depot Inc.	28,763	2,143
*	Amazon.com Inc.	7,171	2,015
	Walt Disney Co.	24,823	1,510
*	Twenty-First Century
	Fox Inc.	39,193	1,228
	Time Warner Inc.	18,355	1,111
	Starbucks Corp.	14,742	1,040
	McDonald’s Corp.	10,265	969
	Lowe’s Cos. Inc.	21,116	968
*	priceline.com Inc.	1,016	954
	TJX Cos. Inc.	14,173	747
*	DIRECTV	11,000	640
	Time Warner Cable Inc.	5,727	615
	CBS Corp. Class B	11,240	574
	NIKE Inc. Class B	8,270	519
	Yum! Brands Inc.	5,756	403
	Viacom Inc. Class B	4,920	391
*	Discovery
	Communications Inc.
	Class A	4,820	374
	VF Corp.	1,726	323
	Delphi Automotive plc	5,726	315
*	Netflix Inc.	1,106	314
*	AutoZone Inc.	715	300
	Coach Inc.	5,534	292
	Ross Stores Inc.	4,331	291
	Mattel Inc.	6,804	276
	L Brands Inc.	4,731	271
*	O’Reilly Automotive Inc.	2,176	267
*	Dollar Tree Inc.	4,412	232
	Gap Inc.	5,712	231
	Wynn Resorts Ltd.	1,573	222
	BorgWarner Inc.	2,275	220
*	Dollar General Corp.	3,977	215
	PVH Corp.	1,594	205
	Ralph Lauren Corp. Class A	1,199	198

			Market
			Value
		Shares	($000)
*	Chipotle Mexican Grill Inc.
	Class A	414	169
	Omnicom Group Inc.	2,753	167
	Nordstrom Inc.	2,924	163
*	TripAdvisor Inc.	2,172	161
	Harley-Davidson Inc.	2,645	159
	Wyndham Worldwide Corp.	2,671	159
*	Bed Bath & Beyond Inc.	2,150	159
	Starwood Hotels &
	Resorts Worldwide Inc.	2,336	149
	Newell Rubbermaid Inc.	5,677	144
	PetSmart Inc.	2,037	143
	Family Dollar Stores Inc.	1,876	134
*	CarMax Inc.	2,738	130
	Scripps Networks
	Interactive Inc. Class A	1,673	123
*	Fossil Group Inc.	1,038	121
*	General Motors Co.	3,331	113
	Marriott International Inc.
	Class A	2,687	107
	Lennar Corp. Class A	3,254	103
	PulteGroup Inc.	6,704	103
	DR Horton Inc.	5,513	98
*	Urban Outfitters Inc.	2,175	91
	Tiffany & Co.	1,157	89
	Leggett & Platt Inc.	2,812	81
	News Corp. Class A	4,400	69
	H&R Block Inc.	2,358	66
	Expedia Inc.	1,232	58
	Interpublic Group of Cos.
	Inc.	3,612	57
	Gannett Co. Inc.	2,069	50
*	AutoNation Inc.	343	16
			25,737
Consumer Staples (10.5%)
	Coca-Cola Co.	75,417	2,879
	Philip Morris
	International Inc.	32,203	2,687
	PepsiCo Inc.	30,449	2,428
	Procter & Gamble Co.	26,444	2,060

24

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
	Altria Group Inc.	22,544	764
	Colgate-Palmolive Co.	10,706	618
	Costco Wholesale Corp.	3,697	413
	Kimberly-Clark Corp.	4,392	410
	Whole Foods Market Inc.	6,790	358
	Lorillard Inc.	7,439	315
	General Mills Inc.	5,714	282
	Hershey Co.	2,949	271
	Brown-Forman Corp.
	Class B	2,984	200
	Estee Lauder Cos. Inc.
	Class A	2,885	188
	Dr Pepper Snapple Group
	Inc.	4,013	180
	McCormick & Co. Inc.	2,600	176
*	Constellation Brands Inc.
	Class A	3,033	164
*	Monster Beverage Corp.	2,840	163
	Kellogg Co.	2,646	161
	Mead Johnson Nutrition Co.	2,116	159
	Reynolds American Inc.	2,942	140
	Clorox Co.	1,423	118
	JM Smucker Co.	1,099	117
	Coca-Cola Enterprises Inc.	3,042	114
	Campbell Soup Co.	1,824	79
			15,444
Energy (6.5%)
	Exxon Mobil Corp.	47,277	4,121
	Schlumberger Ltd.	15,968	1,292
	EOG Resources Inc.	5,358	842
	Pioneer Natural Resources
	Co.	2,690	471
	Anadarko Petroleum Corp.	5,034	460
	Noble Energy Inc.	7,072	434
	Halliburton Co.	7,302	351
	Williams Cos. Inc.	6,580	238
	Marathon Petroleum Corp.	2,944	213
	Cabot Oil & Gas Corp.	4,986	195
	Range Resources Corp.	1,893	142
*	Southwestern Energy Co.	3,605	138
*	Cameron International Corp.	2,292	130
*	Denbury Resources Inc.	7,345	127
	Tesoro Corp.	2,670	123
	EQT Corp.	1,364	117
*	FMC Technologies Inc.	2,145	115
			9,509
Financials (9.4%)
	Bank of America Corp.	212,265	2,997
	American Express Co.	18,820	1,353
	US Bancorp	36,420	1,316
	Simon Property Group Inc.	3,858	562
	American Tower
	Corporation	7,785	541
	Discover Financial Services	9,657	456

			Market
			Value
		Shares	($000)
	BlackRock Inc.	1,474	384
	Franklin Resources Inc.	8,161	377
	T. Rowe Price Group Inc.	5,107	358
	Bank of New York Mellon
	Corp.	11,656	347
	Health Care REIT Inc.	5,601	344
	Ameriprise Financial Inc.	3,969	342
	Prudential Financial Inc.	4,222	316
	Aon plc	3,776	251
	Moody’s Corp.	3,822	243
	Ventas Inc.	3,871	241
	Public Storage	1,534	234
	Marsh & McLennan Cos.
	Inc.	5,532	228
	SLM Corp.	8,756	210
	McGraw Hill Financial Inc.	3,511	205
	HCP Inc.	5,005	204
	Weyerhaeuser Co.	7,144	196
	M&T Bank Corp.	1,591	180
	Equity Residential	3,341	173
	Invesco Ltd.	5,685	173
	Boston Properties Inc.	1,614	165
*	IntercontinentalExchange
	Inc.	916	165
	AvalonBay Communities Inc.	1,244	154
	Vornado Realty Trust	1,676	136
	Huntington Bancshares Inc.	16,510	136
	Regions Financial Corp.	13,340	125
	KeyCorp	9,238	108
	Zions Bancorporation	3,624	101
	Kimco Realty Corp.	4,255	85
*	CBRE Group Inc. Class A	3,593	79
	Plum Creek Timber Co. Inc.	1,694	75
	Comerica Inc.	1,655	68
	Macerich Co.	1,166	66
	Apartment Investment &
	Management Co. Class A	1,531	42
			13,736
Health Care (16.5%)
	Merck & Co. Inc.	59,456	2,812
	Johnson & Johnson	29,313	2,533
	Pfizer Inc.	77,524	2,187
*	Gilead Sciences Inc.	30,035	1,810
	Amgen Inc.	14,767	1,609
	AbbVie Inc.	31,184	1,329
*	Celgene Corp.	8,214	1,150
	Eli Lilly & Co.	19,521	1,003
*	Biogen Idec Inc.	4,674	996
	Bristol-Myers Squibb Co.	18,112	755
	Baxter International Inc.	10,671	742
	Abbott Laboratories	19,338	645
*	Express Scripts Holding Co.	8,676	554
	Medtronic Inc.	9,753	505
	Thermo Fisher Scientific Inc.	4,805	427
*	Alexion Pharmaceuticals Inc.	3,842	414

25

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Regeneron Pharmaceuticals
	Inc.	1,503	364
	Covidien plc	5,835	347
*	Actavis Inc.	2,516	340
	Allergan Inc.	3,736	330
	Agilent Technologies Inc.	6,784	316
*	Intuitive Surgical Inc.	791	306
	Zoetis Inc.	9,849	287
*	Mylan Inc.	7,507	265
*	Cerner Corp.	5,756	265
*	Life Technologies Corp.	3,395	253
	Perrigo Co.	1,739	211
	Stryker Corp.	3,059	205
	Becton Dickinson and Co.	1,912	186
	Zimmer Holdings Inc.	2,351	186
*	DaVita HealthCare Partners
	Inc.	1,667	179
*	Edwards Lifesciences Corp.	2,221	156
*	Boston Scientific Corp.	11,415	121
	CR Bard Inc.	943	108
*	Waters Corp.	1,027	102
*	Varian Medical Systems Inc.	1,411	99
	PerkinElmer Inc.	2,206	79
	DENTSPLY International Inc.	1,717	72
			24,248
Industrials (7.9%)
	Union Pacific Corp.	9,191	1,411
	Boeing Co.	13,445	1,397
	3M Co.	7,127	809
	United Parcel Service Inc.
	Class B	7,136	611
	Honeywell International Inc.	7,437	592
	Illinois Tool Works Inc.	8,161	583
	Danaher Corp.	6,875	450
	Deere & Co.	5,197	435
	Cummins Inc.	3,474	428
	Emerson Electric Co.	6,369	385
	PACCAR Inc.	6,965	373
	Precision Castparts Corp.	1,614	341
	Eaton Corp. plc	4,567	289
	Lockheed Martin Corp.	2,359	289
	Roper Industries Inc.	1,949	241
	Fastenal Co.	5,320	234
*	Stericycle Inc.	1,698	191
	Ingersoll-Rand plc	3,179	188
	WW Grainger Inc.	742	184
	Southwest Airlines Co.	14,203	182
	Rockwell Automation Inc.	1,787	174
	Dover Corp.	1,885	160
	Equifax Inc.	2,371	140
	Kansas City Southern	1,322	139
	Masco Corp.	7,020	133
	Pentair Ltd.	2,090	126
*	Quanta Services Inc.	4,195	110
	Snap-on Inc.	1,146	107

			Market
			Value
		Shares	($000)
	ADT Corp.	2,584	103
	Flowserve Corp.	1,773	99
	Cintas Corp.	2,054	98
	CH Robinson Worldwide Inc.	1,611	92
	Rockwell Collins Inc.	1,286	91
	Pall Corp.	1,166	81
	Expeditors International of
	Washington Inc.	1,916	78
	Robert Half International Inc.	1,676	59
	Nielsen Holdings NV	1,356	47
	Iron Mountain Inc.	1,681	43
	Xylem Inc.	1,674	41
	Dun & Bradstreet Corp.	407	40
			11,574
Information Technology (27.1%)
	Apple Inc.	18,482	9,002
*	Google Inc. Class A	5,292	4,482
	Microsoft Corp.	81,394	2,719
	Oracle Corp.	72,347	2,305
	QUALCOMM Inc.	34,021	2,255
	Intel Corp.	97,879	2,151
	International Business
	Machines Corp.	10,672	1,945
	Visa Inc. Class A	9,979	1,741
	Mastercard Inc. Class A	2,059	1,248
	Cisco Systems Inc.	49,458	1,153
*	eBay Inc.	22,998	1,150
	EMC Corp.	41,366	1,066
	Accenture plc Class A	8,323	601
*	Salesforce.com Inc.	10,683	525
	Texas Instruments Inc.	13,316	509
*	Yahoo! Inc.	18,683	507
*	Adobe Systems Inc.	9,884	452
*	Cognizant Technology
	Solutions Corp. Class A	5,939	435
	Automatic Data Processing
	Inc.	5,542	394
	Applied Materials Inc.	23,660	355
	Intuit Inc.	5,495	349
	Broadcom Corp. Class A	10,350	261
*	Fiserv Inc.	2,624	253
	Seagate Technology plc	6,288	241
	Amphenol Corp. Class A	3,145	238
	Symantec Corp.	8,375	215
*	Red Hat Inc.	3,728	188
*	Teradata Corp.	3,214	188
	Analog Devices Inc.	4,061	188
	NetApp Inc.	4,465	185
	TE Connectivity Ltd.	3,677	180
	KLA-Tencor Corp.	3,262	180
	Fidelity National Information
	Services Inc.	4,037	180
*	Akamai Technologies Inc.	3,494	161
*	Citrix Systems Inc.	2,134	151
*	VeriSign Inc.	2,964	142

26

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
	Paychex Inc.	3,629	140
	Xilinx Inc.	3,220	140
*	F5 Networks Inc.	1,551	129
	Altera Corp.	3,402	120
*	Micron Technology Inc.	8,722	118
	Linear Technology Corp.	3,080	118
*	Autodesk Inc.	2,874	106
	Microchip Technology Inc.	2,451	95
	Computer Sciences Corp.	1,833	92
*	Lam Research Corp.	1,889	88
*	LSI Corp.	10,818	80
*	BMC Software Inc.	1,648	76
	Harris Corp.	1,189	67
*	JDS Uniphase Corp.	4,661	60
*	Teradyne Inc.	3,745	58
	Molex Inc.	1,450	42
	Total System Services Inc.	1,513	42
			39,866
Materials (3.2%)
	Monsanto Co.	10,512	1,029
	EI du Pont de Nemours
	& Co.	8,877	503
	Ecolab Inc.	5,246	479
	PPG Industries Inc.	2,810	439
	Praxair Inc.	3,320	390
	Sherwin-Williams Co.	1,686	291
	Eastman Chemical Co.	3,055	232
	Mosaic Co.	5,453	227
	CF Industries Holdings Inc.	1,167	222
	FMC Corp.	2,684	179
	Nucor Corp.	3,001	136
	Ball Corp.	2,927	130
	Sigma-Aldrich Corp.	1,374	113
	Vulcan Materials Co.	1,741	83
	Airgas Inc.	740	75
	International Flavors
	& Fragrances Inc.	949	75
	Sealed Air Corp.	1,888	54
	Bemis Co. Inc.	847	34
			4,691

		Market
		Value
	Shares	($000)
Telecommunication Services (1.1%)
Verizon Communications Inc.	26,478	1,254
* Crown Castle International Corp.5,773		401
		1,655
Utilities (0.1%)
Sempra Energy	2,222	188
Total Common Stocks
(Cost $123,316)		146,648
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.122%
(Cost $97)	96,748	97
Total Investments (99.9%)
(Cost $123,413)		146,745
Other Assets and Liabilities (0.1%)
Other Assets		282
Liabilities		(182)
		100
ETF Shares—Net Assets (100%)
Applicable to 1,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		146,845
Net Asset Value Per Share—ETF Shares		$77.29

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	126,575
Undistributed Net Investment Income	485
Accumulated Net Realized Losses	(3,547)
Unrealized Appreciation (Depreciation)	23,332
Net Assets	146,845

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

27

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	2,330
Securities Lending	1
Total Income	2,331
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative	101
Marketing and Distribution	21
Custodian Fees	14
Auditing Fees	26
Shareholders’ Reports	6
Total Expenses	178
Net Investment Income	2,153
Realized Net Gain (Loss) on Investment Securities Sold	1,416
Change in Unrealized Appreciation (Depreciation) of Investment Securities	12,692
Net Increase (Decrease) in Net Assets Resulting from Operations	16,261

See accompanying Notes, which are an integral part of the Financial Statements.

28

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,153	1,213
Realized Net Gain (Loss)	1,416	1,005
Change in Unrealized Appreciation (Depreciation)	12,692	8,544
Net Increase (Decrease) in Net Assets Resulting from Operations	16,261	10,762
Distributions
Net Investment Income	(2,009)	(1,030)
Realized Capital Gain	—	—
Total Distributions	(2,009)	(1,030)
Capital Share Transactions
Issued	57,363	50,381
Issued in Lieu of Cash Distributions	—	—
Redeemed	(20,566)	(20,183)
Net Increase (Decrease) from Capital Share Transactions	36,797	30,198
Total Increase (Decrease)	51,049	39,930
Net Assets
Beginning of Period	95,796	55,866
End of Period[1]	146,845	95,796
1 Net Assets—End of Period includes undistributed net investment income of $485,000 and $341,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$68.43	$58.81	$50.23
Investment Operations
Net Investment Income	1.291	1.135	.797
Net Realized and Unrealized Gain (Loss) on Investments	8.848	9.543	8.414
Total from Investment Operations	10.139	10.678	9.211
Distributions
Dividends from Net Investment Income	(1.279)	(1.058)	(.631)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.279)	(1.058)	(.631)
Net Asset Value, End of Period	$77.29	$68.43	$58.81

Total Return	15.00%	18.38%	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$147	$96	$56
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.81%	1.82%	1.63%[2]
Portfolio Turnover Rate [3]	24%	22%	26%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2013. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had

31

S&P 500 Growth Index Fund

contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $2,901,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $560,000 of ordinary income available for distribution. At August 31, 2013, the fund had available capital losses totaling $3,547,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $123,413,000. Net unrealized appreciation of investment securities for tax purposes was $23,332,000, consisting of unrealized gains of $23,915,000 on securities that had risen in value since their purchase and $583,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $85,440,000 of investment securities and sold $48,663,000 of investment securities, other than temporary cash investments. Purchases and sales include $57,331,000 and $19,523,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

32

S&P 500 Growth Index Fund

F. Capital shares issued and redeemed were:

	Year Ended August 31,
	2013	2012
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	800	800
Issued in Lieu of Cash Distributions	—	—
Redeemed	(300)	(350)
Net Increase (Decrease) in Shares Outstanding	500	450

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

34

Special 2013 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the period as follows:

Fund	($000)
S&P 500 Value Index	1,731
S&P 500 Growth Index	2,009

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	98.6%
S&P 500 Growth Index	98.5

35

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index Funds
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund
Returns Before Taxes	22.79%	16.26%
Returns After Taxes on Distributions	22.25	15.88
Returns After Taxes on Distributions and Sale of Fund Shares	13.47	12.86

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund
Returns Before Taxes	15.00%	17.34%
Returns After Taxes on Distributions	14.60	17.04
Returns After Taxes on Distributions and Sale of Fund Shares	8.93	13.74

36

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

37

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,085.69	$0.79
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,091.78	$0.79
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Value Index Fund, 0.15%; and for the S&P Growth Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

38

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P 500 Value Index Fund, and S&P 500 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

39

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

40

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

S&P® and S&P 500® are registered trademarks of
Fund Information > 800-662-7447	Standard & Poor’s Financial Services LLC (“S&P”) and
Direct Investor Account Services > 800-662-2739	have been licensed for use by S&P Dow Jones Indices
Institutional Investor Services > 800-523-1036	LLC and its affiliates and sublicensed for certain
Text Telephone for People	purposes by Vanguard. The S&P Index is a product of
With Hearing Impairment > 800-749-7273	S&P Dow Jones Indices LLC and has been licensed for
use by Vanguard. The Vanguard funds are not
This material may be used in conjunction	sponsored, endorsed, sold, or promoted by S&P Dow
with the offering of shares of any Vanguard	Jones Indices LLC, Dow Jones, S&P, or their respective
fund only if preceded or accompanied by	affiliates, and none of S&P Dow Jones Indices LLC,
the fund’s current prospectus.	Dow Jones, S&P, nor their respective affiliates makes
any representation regarding the advisability of
All comparative mutual fund data are from Lipper, a	investing in such products.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18400 102013

Annual Report | August 31, 2013

Vanguard S&P Small-Cap 600
Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Small-Cap 600 Index Fund.	9
S&P Small-Cap 600 Value Index Fund.	28
S&P Small-Cap 600 Growth Index Fund.	42
Your Fund’s After-Tax Returns.	58
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangement.	61
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	26.65%
ETF Shares
Market Price	26.54
Net Asset Value	26.57
S&P SmallCap 600 Index	26.69
Small-Cap Core Funds Average	25.00
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	27.84%
Net Asset Value	27.45
S&P SmallCap 600 Value Index	27.72
Small-Cap Value Funds Average	26.46
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	25.70%
Net Asset Value	25.59
S&P SmallCap 600 Growth Index	25.77
Small-Cap Growth Funds Average	25.95
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Sluggish but sustained growth in the U.S. economy was enough to lift investor sentiment and push the broad stock market significantly higher during the fiscal year. Small-capitalization stocks led the surge, outperforming their larger-cap counterparts.

For the 12 months ended August 31, 2013, value stocks garnered slightly more investor favor, with the S&P Small-Cap 600 Value Index Fund advancing 27.45%. (The returns cited in this letter are for ETF Shares based on net asset value.) The return of the S&P Small-Cap 600 Growth Index Fund was lower at 25.59%, while the return of the S&P Small-Cap 600 Index Fund, which includes growth and value stocks, fell between the two others at 26.57%.

All three funds met their investment objective of closely tracking the returns of their target indexes. The broader S&P Small-Cap 600 Index Fund and the value fund each finished the year with a return that was higher than the average return of its peer group, while the growth fund did not.

If you hold shares of your fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in October because of concerns about the

2

so-called fiscal cliff and in June and August on the possibility that the Federal Reserve would begin scaling back its stimulative bond-buying program sooner rather than later. Heightened strife in the Middle East also contributed to anxiety in the global markets.

Through most of the fiscal year, U.S. stocks rallied as the economy continued to show modest growth and investors appeared more receptive to risk.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks were virtually flat as growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign-debt analyst in the Vanguard Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative
amid worry about the Fed’s next plans Bonds, which maintained slightly positive returns overall through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates between 0% and 0.25%.

A rising tide lifted nearly all stocks
Small-cap stocks, which tend to benefit first from a strengthening economy, rose faster than larger-cap stocks for the 12-month period. Eight of the ten sectors that make up the S&P Small-Cap 600 Index Fund posted returns in excess of 20%.

Consumer confidence improved over the period as the housing market continued to recover and the unemployment rate ticked down. That helped drive sector returns of about 30% or more for consumer discretionary and industrials in the S&P Small-Cap 600 Index Fund. Among the stocks posting the highest gains were retailers, restaurants, and building product manufacturers. An even higher return from its consumer discretionary stocks and a heavier weighting in industrials helped the value fund outpace the returns of the two other funds for the period.

Expense Ratios
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.10%	0.17%	1.34%
S&P Small-Cap 600 Value Index Fund	—	0.24	1.40
S&P Small-Cap 600 Growth Index Fund	—	0.20	1.47

The fund expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For fiscal year ended August 31, 2013, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

4

The technology sector was another strong performer, generating returns of 27% or more for the three funds, with electronic equipment manufacturers and software developers leading the way. Here, the stocks in the value fund performed better, but the growth fund invested more of its assets in the sector.

Financials were another heavyweight, accounting for about 20% or more of the assets in each fund at the end of the period. Banks in particular continued to recover amid strong corporate earnings, healthier balance sheets, and increased lending activity. The sector as a whole, however, returned roughly 20% for the funds, which was among the lower range of sector returns.

Utilities also turned in a subpar performance for all three funds. Given the improvement in the economic outlook, investors were less drawn to the relative stability of earnings in this sector. The same was true of some telecommunication services stocks, although they didn’t dampen performance much, as the sector constituted only a very small part of each fund’s assets.

Track records are short but strong for all three S&P small-cap funds
The S&P Small-Cap 600 Index Funds were launched just over three years ago, on September 7, 2010. Since then, they have posted average annual returns of about 20% to 22%.

Timing was admittedly on their side; these funds started operations shortly after the stock market began to rebound from the steep price declines of 2008–2009. Although that timing contributed to their impressive absolute returns, credit is due to the funds’ advisor, Vanguard Equity Investment Group, for capturing so much of the performance of their target indexes. The advisor’s deep

A note on expense ratios
The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include
“acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

5

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 17 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1996–2012

6

experience and sophisticated portfolio tracking techniques, along with its ability to keep costs low, also enabled all three funds since their inception to outpace the average annual returns of their peer groups.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or segment of it, or by relying on a sophisticated market-sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index-Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also available at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that actively managed funds can undergo. The challenges of active investing point to the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 19, 2013

7

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	$136.79	$170.71	$2.094	$0.000
ETF Shares	68.12	84.98	1.018	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares	$65.79	$82.76	$0.907	$0.000
Vanguard S&P Small-Cap 600 Growth Index
Fund
ETF Shares	$70.70	$87.79	$0.815	$0.000

8

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSMSX	VIOO
Expense Ratio[1]	0.10%	0.17%
30-Day SEC Yield	1.14%	1.07%

Portfolio Characteristics
			DJ U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund	600 Index	Index
Number of Stocks	602	600	3,631
Median Market Cap	$1.4B	$1.4B	$39.3B
Price/Earnings Ratio	24.7x	24.7x	18.7x
Price/Book Ratio	2.1x	2.1x	2.4x
Return on Equity	9.9%	9.9%	16.6%
Earnings Growth
Rate	11.4%	11.4%	11.1%
Dividend Yield	1.2%	1.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		S&P	Total
		SmallCap	Market
	Fund	600 Index	FA Index
Consumer
Discretionary	16.2%	16.2%	13.1%
Consumer Staples	4.2	4.2	8.9
Energy	4.5	4.5	9.8
Financials	21.0	21.0	17.5
Health Care	11.2	11.2	12.6
Industrials	14.9	14.9	11.2
Information
Technology	18.3	18.3	17.6
Materials	5.7	5.7	3.8
Telecommunication
Services	0.4	0.4	2.3
Utilities	3.6	3.6	3.2

Ten Largest Holdings (% of total net assets)
Cubist Pharmaceuticals
Inc.	Biotechnology	0.7%
Gulfport Energy Corp.	Oil & Gas Exploration
	& Production	0.7
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	0.6
Hain Celestial Group Inc.	Packaged Foods &
	Meats	0.6
Brunswick Corp.	Leisure Products	0.5
AO Smith Corp.	Building Products	0.5
FEI Co.	Electronic Equipment
	& Instruments	0.5
Align Technology Inc.	Health Care Supplies	0.5
Centene Corp.	Managed Health
	Care	0.5
Old Dominion Freight
Line Inc.	Trucking	0.5
Top Ten		5.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

9

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Small-Cap 600 Index Fund*ETF
Shares Net Asset Value	26.57%	20.75%	$17,544
S&P Small-Cap 600 Index Fund*ETF
Shares Market Price	26.54	20.77	17,549
• S&P SmallCap 600 Index	26.69	20.96	17,632
Small-Cap Core Funds Average	25.00	17.40	16,130
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	26.65%	11.96%	$6,569,429
S&P SmallCap 600 Index	26.69	12.08	6,585,997
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	10.98	6,430,800

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
See Financial Highlights for dividend and capital gains information.

10

S&P Small-Cap 600 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares Market
Price	26.54%	75.49%
S&P Small-Cap 600 Index Fund ETF Shares Net
Asset Value	26.57	75.44
S&P SmallCap 600 Index	26.69	76.32
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/1/2011	25.12%	10.85%
ETF Shares	9/7/2010
Market Price		24.94	20.32
Net Asset Value		25.02	20.35

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

11

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (16.2%)
	Brunswick Corp.	34,913	1,269
*	Fifth & Pacific Cos. Inc.	46,261	1,103
	Wolverine World Wide Inc.	19,351	1,089
*	Lumber Liquidators
	Holdings Inc.	10,589	1,053
*	Live Nation
	Entertainment Inc.	55,827	941
	Pool Corp.	17,991	937
	Cracker Barrel Old Country
	Store Inc.	9,214	907
*	Steven Madden Ltd.	15,843	856
*	Buffalo Wild Wings Inc.	7,267	755
*	Iconix Brand Group Inc.	21,962	721
	Men’s Wearhouse Inc.	18,314	690
*	Jack in the Box Inc.	17,244	681
	Outerwall Inc.	10,870	676
	Group 1 Automotive Inc.	8,403	645
	Ryland Group Inc.	17,866	622
	Hillenbrand Inc.	24,235	600
*	Genesco Inc.	9,246	570
	Texas Roadhouse Inc.
	Class A	22,466	558
	Buckle Inc.	10,671	553
	Lithia Motors Inc. Class A	8,167	536
*	Pinnacle Entertainment Inc.	22,623	536
*	Select Comfort Corp.	21,564	533
	Dorman Products Inc.	10,454	525
*	Hibbett Sports Inc.	10,077	522
	Monro Muffler Brake Inc.	11,338	502
*	SHFL Entertainment Inc.	21,863	498
*	Helen of Troy Ltd.	12,303	494
*	Vitamin Shoppe Inc.	11,705	493
*	Marriott Vacations
	Worldwide Corp.	11,294	492
	Arbitron Inc.	10,340	487
*	Meritage Homes Corp.	12,184	486

			Market
			Value
		Shares	($000)
*	Children’s Place Retail
	Stores Inc.	8,682	462
*	Crocs Inc.	34,135	459
*	Skechers U.S.A. Inc. Class A	14,782	454
*	Multimedia Games
	Holding Co. Inc.	11,111	436
	La-Z-Boy Inc.	20,306	432
*	Jos A Bank Clothiers Inc.	10,835	431
*	Papa John’s International Inc.	6,318	430
	DineEquity Inc.	6,251	414
*	Standard Pacific Corp.	57,801	413
*	Francesca’s Holdings Corp.	17,055	411
	Finish Line Inc. Class A	19,032	399
	Sturm Ruger & Co. Inc.	7,488	392
	OfficeMax Inc.	33,748	367
	Brown Shoe Co. Inc.	15,655	351
*	Boyd Gaming Corp.	28,027	340
	Oxford Industries Inc.	5,471	339
*	iRobot Corp.	10,326	337
*	Sonic Corp.	20,502	327
	Interval Leisure Group Inc.	15,107	326
*	Red Robin Gourmet
	Burgers Inc.	5,012	325
	Drew Industries Inc.	7,387	310
*	BJ’s Restaurants Inc.	9,629	301
	Movado Group Inc.	6,852	292
	Sonic Automotive Inc.
	Class A	13,257	289
*	American Public
	Education Inc.	6,850	274
	Arctic Cat Inc.	5,095	274
	CEC Entertainment Inc.	6,477	262
	Cato Corp. Class A	10,395	262
	Ethan Allen Interiors Inc.	9,987	260
*	rue21 inc	6,039	247
*	Winnebago Industries Inc.	10,875	242
*	Quiksilver Inc.	48,813	242
*	Capella Education Co.	4,333	236
	Stage Stores Inc.	12,536	234
	Standard Motor Products Inc.	7,568	232

12

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Pep Boys-Manny
	Moe & Jack	20,500	230
*	Zumiez Inc.	8,350	223
*	Maidenform Brands Inc.	8,912	209
	Fred’s Inc. Class A	13,090	205
*	Tuesday Morning Corp.	16,589	204
*	Biglari Holdings Inc.	467	195
	Callaway Golf Co.	27,608	191
	Haverty Furniture Cos. Inc.	7,694	186
*	M/I Homes Inc.	9,433	177
*	Universal Electronics Inc.	5,855	177
*	Blue Nile Inc.	4,842	175
*	EW Scripps Co. Class A	11,307	172
*	ITT Educational Services Inc.	5,959	172
	Strayer Education Inc.	4,176	167
	Ruth’s Hospitality
	Group Inc.	13,866	164
*	Ruby Tuesday Inc.	22,383	163
	Superior Industries
	International Inc.	9,050	158
	Harte-Hanks Inc.	16,895	140
	Nutrisystem Inc.	10,875	138
	Stein Mart Inc.	10,811	131
*	Zale Corp.	10,171	127
*	Digital Generation Inc.	9,798	120
	PetMed Express Inc.	7,627	116
*	MarineMax Inc.	9,463	116
*	Kirkland’s Inc.	5,780	113
	Big 5 Sporting Goods Corp.	6,661	111
*	VOXX International Corp.
	Class A	7,274	88
	Marcus Corp.	7,113	87
	Universal Technical
	Institute Inc.	8,026	85
	Perry Ellis International Inc.	4,565	84
*	Christopher & Banks Corp.	13,977	77
	Spartan Motors Inc.	11,934	68
*	Monarch Casino &
	Resort Inc.	3,564	67
*	Corinthian Colleges Inc.	29,632	65
*	Career Education Corp.	20,133	53
	Lincoln Educational
	Services Corp.	8,511	43
	JAKKS Pacific Inc.	8,303	43
	Blyth Inc.	3,985	37
*	Biglari Holdings Inc.
	Rights Exp. 09/16/2013	467	14
			38,223
Consumer Staples (4.2%)
*	Hain Celestial Group Inc.	18,236	1,491
	Casey’s General Stores Inc.	14,848	979
*	Darling International Inc.	45,787	926
*	TreeHouse Foods Inc.	13,970	908
	B&G Foods Inc.	20,478	694
*	Boston Beer Co. Inc. Class A	3,238	686
*	Prestige Brands Holdings Inc.	19,726	641

			Market
			Value
		Shares	($000)
	Sanderson Farms Inc.	7,757	508
	Snyders-Lance Inc.	18,666	502
	J&J Snack Foods Corp.	5,757	443
	Andersons Inc.	6,685	439
	WD-40 Co.	5,635	328
	Cal-Maine Foods Inc.	5,387	246
*	Diamond Foods Inc.	8,599	178
	Spartan Stores Inc.	8,500	175
	Inter Parfums Inc.	6,297	167
	Calavo Growers Inc.	4,822	119
*	Medifast Inc.	4,643	115
	Nash Finch Co.	4,634	113
*	Central Garden and Pet Co.
	Class A	16,447	103
*	Alliance One
	International Inc.	32,432	92
*	Seneca Foods Corp. Class A	2,943	87
			9,940
Energy (4.4%)
*	Gulfport Energy Corp.	26,588	1,569
	Bristow Group Inc.	14,005	920
*	PDC Energy Inc.	13,425	770
*	Exterran Holdings Inc.	25,445	698
*	Hornbeck Offshore
	Services Inc.	12,478	680
	SEACOR Holdings Inc.	7,402	615
*	Stone Energy Corp.	19,381	531
*	Carrizo Oil & Gas Inc.	14,237	488
*	Cloud Peak Energy Inc.	23,625	372
*	C&J Energy Services Inc.	17,246	354
*	TETRA Technologies Inc.	30,037	353
*	Geospace Technologies Corp.	4,996	349
*	Approach Resources Inc.	12,895	300
*	Northern Oil and Gas Inc.	23,059	297
*	Forest Oil Corp.	45,713	254
	Comstock Resources Inc.	17,306	253
*	ION Geophysical Corp.	46,353	222
*	Swift Energy Co.	16,647	188
*	Tesco Corp.	12,100	187
*	Era Group Inc.	7,304	181
	Contango Oil & Gas Co.	4,960	178
*	Pioneer Energy
	Services Corp.	24,177	163
*	Matrix Service Co.	10,152	158
	Gulf Island Fabrication Inc.	5,678	133
*	Basic Energy Services Inc.	10,684	124
*	Penn Virginia Corp.	20,703	100
*	PetroQuest Energy Inc.	21,336	90
			10,527
Financials (20.9%)
	ProAssurance Corp.	23,854	1,124
	Tanger Factory Outlet
	Centers	36,422	1,124
*	Portfolio Recovery
	Associates Inc.	19,551	1,037

13

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Mid-America Apartment
	Communities Inc.	16,474	1,016
	LaSalle Hotel Properties	36,827	977
	Prospect Capital Corp.	87,306	966
	Post Properties Inc.	21,040	952
*	Stifel Financial Corp.	22,903	917
	Susquehanna
	Bancshares Inc.	72,231	911
	EPR Properties	18,223	893
	Financial Engines Inc.	16,482	881
	Geo Group Inc.	27,735	866
	Lexington Realty Trust	71,306	836
	Healthcare Realty Trust Inc.	36,972	832
	Sovran Self Storage Inc.	12,167	806
	UMB Financial Corp.	12,565	751
	MarketAxess Holdings Inc.	14,536	738
	DiamondRock Hospitality Co.	75,713	734
	Medical Properties Trust Inc.	61,853	714
	Colonial Properties Trust	32,123	710
	Umpqua Holdings Corp.	43,372	704
*	Texas Capital
	Bancshares Inc.	15,798	696
	FNB Corp.	56,178	678
	First Financial Bankshares Inc.	11,605	667
	EastGroup Properties Inc.	11,722	659
	Glacier Bancorp Inc.	27,901	658
	Cousins Properties Inc.	65,008	646
	Wintrust Financial Corp.	15,352	609
	MB Financial Inc.	21,229	573
*	First Cash Financial
	Services Inc.	10,327	571
	PrivateBancorp Inc.	24,255	529
	Bank of the Ozarks Inc.	11,641	528
	Community Bank System Inc.	15,524	516
	Old National Bancorp	39,268	516
	RLI Corp.	6,596	515
	PS Business Parks Inc.	6,977	507
	PacWest Bancorp	15,238	507
	Evercore Partners Inc.
	Class A	11,304	504
	Acadia Realty Trust	21,235	495
	Government Properties
	Income Trust	21,176	495
	Selective Insurance
	Group Inc.	21,512	493
	United Bankshares Inc.	17,729	492
	Northwest Bancshares Inc.	36,311	484
	Cash America
	International Inc.	11,003	471
	LTC Properties Inc.	13,202	468
	National Penn
	Bancshares Inc.	45,677	459
	Columbia Banking
	System Inc.	19,702	457
	Home BancShares Inc.	17,872	454

			Market
			Value
		Shares	($000)
	Pennsylvania REIT	24,120	447
	First Midwest Bancorp Inc.	29,143	438
	CVB Financial Corp.	34,179	435
*	World Acceptance Corp.	4,790	410
	Franklin Street
	Properties Corp.	33,663	410
	BBCN Bancorp Inc.	30,596	409
	Horace Mann
	Educators Corp.	15,387	406
*	Virtus Investment
	Partners Inc.	2,248	392
*	Encore Capital Group Inc.	9,022	387
	NBT Bancorp Inc.	16,900	362
*	Pinnacle Financial
	Partners Inc.	12,766	357
	Provident Financial
	Services Inc.	20,818	337
	First Financial Bancorp	22,243	334
	Inland Real Estate Corp.	33,477	328
	Employers Holdings Inc.	12,045	319
	Sabra Health Care REIT Inc.	14,400	318
	Independent Bank Corp.	8,894	316
*	Ezcorp Inc. Class A	18,282	310
	Boston Private Financial
	Holdings Inc.	30,318	310
	HFF Inc. Class A	12,611	290
	First Commonwealth
	Financial Corp.	38,035	279
	Interactive Brokers
	Group Inc.	16,608	279
	ViewPoint Financial
	Group Inc.	13,993	278
	Infinity Property &
	Casualty Corp.	4,470	270
	Associated Estates
	Realty Corp.	19,530	269
*	Forestar Group Inc.	13,393	267
	Parkway Properties Inc.	16,292	266
*	United Community
	Banks Inc.	17,902	261
	S&T Bancorp Inc.	11,506	259
	CoreSite Realty Corp.	8,309	253
	City Holding Co.	6,029	246
	Safety Insurance Group Inc.	4,911	246
	Brookline Bancorp Inc.	27,180	246
*	First BanCorp	38,391	245
	Stewart Information
	Services Corp.	7,993	245
*	Investment Technology
	Group Inc.	14,225	242
	United Fire Group Inc.	8,402	241
	Oritani Financial Corp.	15,094	234
	AMERISAFE Inc.	7,155	233
	Banner Corp.	6,769	232
*	Navigators Group Inc.	4,082	223

14

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Saul Centers Inc.	4,935	214
	TrustCo Bank Corp. NY	36,451	213
	Tower Group
	International Ltd.	15,061	213
	Hanmi Financial Corp.	12,244	200
	Universal Health Realty
	Income Trust	4,911	197
*	eHealth Inc.	7,118	197
	Wilshire Bancorp Inc.	24,158	196
	Urstadt Biddle
	Properties Inc. Class A	9,968	195
	Tompkins Financial Corp.	4,479	194
	Cardinal Financial Corp.	11,687	192
	Kite Realty Group Trust	33,278	192
	Getty Realty Corp.	10,348	189
*	Piper Jaffray Cos.	5,739	187
	Dime Community
	Bancshares Inc.	11,278	180
	Simmons First National
	Corp. Class A	6,442	156
	Sterling Bancorp	12,106	154
	Agree Realty Corp.	4,837	131
*	Taylor Capital Group Inc.	5,509	117
	Meadowbrook Insurance
	Group Inc.	18,290	109
	Cedar Realty Trust Inc.	21,565	105
	Bank Mutual Corp.	16,327	97
	Calamos Asset
	Management Inc. Class A	7,730	77
*	SWS Group Inc.	10,894	57
			49,527
Health Care (11.1%)
*	Cubist Pharmaceuticals Inc.	25,180	1,595
	Questcor
	Pharmaceuticals Inc.	22,603	1,507
*	Align Technology Inc.	27,688	1,206
*	Centene Corp.	20,994	1,200
*	PAREXEL
	International Corp.	21,923	1,018
	West Pharmaceutical
	Services Inc.	13,331	986
*	Haemonetics Corp.	19,787	789
*	Medidata Solutions Inc.	8,809	788
*	ViroPharma Inc.	25,180	759
*	Medicines Co.	23,872	755
*	MWI Veterinary Supply Inc.	4,661	709
*	Magellan Health
	Services Inc.	10,441	587
	Air Methods Corp.	13,556	555
*	Acorda Therapeutics Inc.	15,729	532
*	Impax Laboratories Inc.	25,208	514
	Chemed Corp.	7,278	507
*	Akorn Inc.	26,465	476
*	Neogen Corp.	8,686	470

			Market
			Value
		Shares	($000)
*	Cyberonics Inc.	9,207	468
*	Amsurg Corp. Class A	12,313	459
*	Hanger Inc.	13,445	413
*	NuVasive Inc.	17,083	402
*	Molina Healthcare Inc.	11,215	374
	Meridian Bioscience Inc.	15,919	358
	Analogic Corp.	4,762	355
*	ICU Medical Inc.	4,959	354
	CONMED Corp.	10,746	334
*	IPC The Hospitalist Co. Inc.	6,433	331
	Cantel Medical Corp.	12,610	327
*	ABIOMED Inc.	13,511	318
	Quality Systems Inc.	15,371	318
	Abaxis Inc.	8,074	316
*	Greatbatch Inc.	9,291	316
*	Integra LifeSciences
	Holdings Corp.	7,759	315
	Kindred Healthcare Inc.	20,925	308
*	Luminex Corp.	14,607	297
*	Omnicell Inc.	13,175	286
*	Bio-Reference Labs Inc.	9,388	272
	Ensign Group Inc.	6,808	263
*	HealthStream Inc.	7,672	254
*	Healthways Inc.	13,190	252
*	Momenta
	Pharmaceuticals Inc.	17,612	248
*	AMN Healthcare
	Services Inc.	17,705	241
	Computer Programs &
	Systems Inc.	4,042	222
*	Merit Medical Systems Inc.	15,557	199
*	Amedisys Inc.	12,095	197
	Hi-Tech Pharmacal Co. Inc.	4,348	187
*	Emergent Biosolutions Inc.	9,982	176
	Landauer Inc.	3,690	175
	Invacare Corp.	11,311	170
	Spectrum
	Pharmaceuticals Inc.	21,288	163
*	Cynosure Inc. Class A	7,074	162
*	Cambrex Corp.	11,679	159
*	Natus Medical Inc.	11,709	154
*	Affymetrix Inc.	27,163	151
*	Corvel Corp.	4,505	148
*	PharMerica Corp.	11,544	142
*	Gentiva Health Services Inc.	11,273	129
*	LHC Group Inc.	5,618	127
*	Symmetry Medical Inc.	14,536	114
*	SurModics Inc.	4,602	91
*	Cross Country
	Healthcare Inc.	12,072	68
*	Arqule Inc.	22,904	64
	Almost Family Inc.	3,221	61
	CryoLife Inc.	9,775	59
			26,250

15

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
Industrials (14.8%)
	AO Smith Corp.	30,053	1,264
*	Old Dominion
	Freight Line Inc.	27,259	1,184
	Toro Co.	22,176	1,171
*	Teledyne Technologies Inc.	14,415	1,112
	Actuant Corp. Class A	28,215	1,008
	EMCOR Group Inc.	25,881	973
	EnerSys Inc.	18,549	951
*	Moog Inc. Class A	17,466	887
	Applied Industrial
	Technologies Inc.	16,242	773
	Curtiss-Wright Corp.	18,043	753
	Healthcare Services
	Group Inc.	26,364	638
	United Stationers Inc.	15,617	621
	Brady Corp. Class A	18,016	595
	Mueller Industries Inc.	10,893	583
*	Tetra Tech Inc.	25,157	573
	Watts Water
	Technologies Inc. Class A	10,916	566
	Barnes Group Inc.	18,020	563
	UniFirst Corp.	5,814	557
	Allegiant Travel Co. Class A	5,806	549
	Franklin Electric Co. Inc.	14,966	538
*	On Assignment Inc.	17,136	517
*	Hub Group Inc. Class A	13,709	509
	Simpson Manufacturing
	Co. Inc.	15,613	488
	ABM Industries Inc.	19,634	474
*	WageWorks Inc.	11,083	463
*	Atlas Air Worldwide
	Holdings Inc.	9,981	461
*	EnPro Industries Inc.	8,043	458
*	Mobile Mini Inc.	14,800	450
	Forward Air Corp.	11,654	429
*	Orbital Sciences Corp.	23,239	403
*	II-VI Inc.	20,793	401
	Interface Inc. Class A	22,304	394
	CIRCOR International Inc.	6,811	392
	G&K Services Inc. Class A	7,599	391
	Cubic Corp.	7,784	391
*	TrueBlue Inc.	15,794	384
	AAR Corp.	15,271	383
	Lindsay Corp.	4,988	379
	Knight Transportation Inc.	22,939	373
	AZZ Inc.	9,861	370
	Kaman Corp.	10,507	370
	Tennant Co.	7,092	364
	Albany International Corp.	11,235	363
	Briggs & Stratton Corp.	18,696	357
	Kaydon Corp.	12,499	356
*	GenCorp Inc.	23,277	351
	Titan International Inc.	20,796	338

			Market
			Value
		Shares	($000)
*	Korn/Ferry International	18,930	335
	Exponent Inc.	5,060	330
*	Aegion Corp. Class A	15,130	324
*	Dycom Industries Inc.	12,714	323
	Apogee Enterprises Inc.	11,156	311
	ESCO Technologies Inc.	10,150	311
	Universal Forest
	Products Inc.	7,613	285
*	Federal Signal Corp.	24,143	282
	Astec Industries Inc.	8,083	279
	Insperity Inc.	8,512	272
	Encore Wire Corp.	7,182	271
*	Navigant Consulting Inc.	19,569	267
	Standex International Corp.	4,904	262
	SkyWest Inc.	19,961	257
*	DXP Enterprises Inc.	3,767	256
	AAON Inc.	10,804	252
	Heartland Express Inc.	17,670	246
	John Bean
	Technologies Corp.	11,177	245
	Quanex Building
	Products Corp.	14,261	237
	Arkansas Best Corp.	9,279	231
*	Engility Holdings Inc.	6,559	221
	Comfort Systems USA Inc.	14,426	218
	Resources Connection Inc.	15,900	195
	Griffon Corp.	17,464	193
	Kelly Services Inc. Class A	10,555	192
*	Powell Industries Inc.	3,529	186
	Viad Corp.	7,861	177
*	Consolidated Graphics Inc.	3,195	171
	American Science &
	Engineering Inc.	2,975	168
*	Aerovironment Inc.	7,452	163
*	Gibraltar Industries Inc.	11,032	142
	National Presto
	Industries Inc.	1,916	132
*	Orion Marine Group Inc.	10,664	105
*	Lydall Inc.	6,439	100
	Heidrick & Struggles
	International Inc.	6,492	98
	CDI Corp.	5,414	73
*	Vicor Corp.	6,937	54
			35,032
Information Technology (18.2%)
	FEI Co.	16,129	1,263
*	ViaSat Inc.	15,800	1,007
	MAXIMUS Inc.	26,463	993
	Belden Inc.	16,971	963
*	Microsemi Corp.	35,994	926
*	Sourcefire Inc.	12,009	906
	Cognex Corp.	15,654	892
*	Anixter International Inc.	10,453	873
	j2 Global Inc.	16,725	824

16

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Tyler Technologies Inc.	10,495	775
*	ARRIS Group Inc.	44,304	694
*	Dealertrack Technologies Inc.	16,860	667
*	Manhattan Associates Inc.	7,503	656
*	OpenTable Inc.	8,779	654
*	Take-Two Interactive
	Software Inc.	35,452	651
*	Hittite Microwave Corp.	10,458	640
	Blackbaud Inc.	17,683	637
	Littelfuse Inc.	8,511	628
*	Cardtronics Inc.	17,378	603
*	CACI International Inc.
	Class A	8,901	600
	Power Integrations Inc.	11,181	583
*	Cirrus Logic Inc.	24,488	551
*	Veeco Instruments Inc.	15,170	533
*	Electronics For Imaging Inc.	18,010	527
	Coherent Inc.	9,373	526
*	OSI Systems Inc.	7,224	525
*	Progress Software Corp.	21,266	520
	Heartland Payment
	Systems Inc.	14,010	518
	MKS Instruments Inc.	20,542	515
	NIC Inc.	22,864	509
*	SYNNEX Corp.	10,263	488
*	Synaptics Inc.	12,589	487
*	TriQuint Semiconductor Inc.	63,371	478
*	Benchmark Electronics Inc.	21,104	464
*	Plexus Corp.	13,211	432
*	NETGEAR Inc.	14,924	432
	Monolithic Power
	Systems Inc.	12,700	389
	Monotype Imaging
	Holdings Inc.	14,852	382
*	Bottomline Technologies
	de Inc.	13,933	379
	Tessera Technologies Inc.	20,279	372
*	Synchronoss
	Technologies Inc.	10,770	370
	MTS Systems Corp.	6,118	368
*	Rogers Corp.	6,630	368
*	QLogic Corp.	34,493	365
*	comScore Inc.	12,554	358
*	Interactive Intelligence
	Group Inc.	5,943	350
*	Diodes Inc.	13,792	343
*	Netscout Systems Inc.	13,743	341
*	ScanSource Inc.	10,838	336
	Methode Electronics Inc.	13,639	326
*	Cabot Microelectronics Corp.	8,967	324
*	Insight Enterprises Inc.	16,874	322
*	Kulicke & Soffa
	Industries Inc.	28,847	319
*	Blucora Inc.	15,745	315

			Market
			Value
		Shares	($000)
*	MicroStrategy Inc. Class A	3,428	315
	CSG Systems
	International Inc.	13,206	311
*	Ultratech Inc.	10,754	304
*	ATMI Inc.	12,311	302
*	Ixia	20,813	302
*	GT Advanced
	Technologies Inc.	46,185	298
*	Measurement
	Specialties Inc.	6,064	287
*	Liquidity Services Inc.	9,589	284
	United Online Inc.	35,576	279
*	Harmonic Inc.	39,289	278
*	iGATE Corp.	11,846	277
*	ExlService Holdings Inc.	10,199	276
*	Sykes Enterprises Inc.	15,370	262
*	Advanced Energy
	Industries Inc.	14,139	258
*	Tangoe Inc.	12,154	253
*	LogMeIn Inc.	8,370	249
	Badger Meter Inc.	5,529	249
*	FARO Technologies Inc.	6,561	244
*	Rofin-Sinar Technologies Inc.	10,823	243
*	Digital River Inc.	13,660	236
*	Newport Corp.	15,233	234
*	Checkpoint Systems Inc.	15,803	232
	Brooks Automation Inc.	25,576	225
*	Volterra Semiconductor Corp.	9,800	225
*	Stamps.com Inc.	5,312	222
*	Exar Corp.	17,923	219
*	Intermec Inc.	21,774	215
*	TeleTech Holdings Inc.	8,527	209
*	Perficient Inc.	12,916	208
*	Virtusa Corp.	7,892	208
*	CalAmp Corp.	12,323	202
	Park Electrochemical Corp.	7,525	200
*	TTM Technologies Inc.	20,465	195
	CTS Corp.	13,067	182
*	LivePerson Inc.	19,002	177
	Forrester Research Inc.	5,121	169
	Micrel Inc.	18,301	168
	Black Box Corp.	6,164	164
*	Dice Holdings Inc.	19,215	160
	Daktronics Inc.	14,550	156
*	Ceva Inc.	8,475	154
	EPIQ Systems Inc.	12,479	153
	Comtech
	Telecommunications Corp.	6,266	150
*	Entropic
	Communications Inc.	35,014	146
*	DTS Inc.	7,086	142
	Ebix Inc.	12,324	140
*	Oplink Communications Inc.	7,453	139
*	Super Micro Computer Inc.	10,463	134

17

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Rudolph Technologies Inc.	12,699	131
*	XO Group Inc.	9,768	117
*	Nanometrics Inc.	8,004	114
*	Mercury Systems Inc.	12,701	111
	Electro Scientific
	Industries Inc.	9,900	109
*	Procera Networks Inc.	7,785	101
*	CIBER Inc.	26,820	98
*	Higher One Holdings Inc.	12,888	96
*	Digi International Inc.	9,889	92
*	VASCO Data Security
	International Inc.	11,506	91
	Supertex Inc.	3,938	91
	Cohu Inc.	8,737	87
*	QuinStreet Inc.	9,776	85
*,^	Rubicon Technology Inc.	6,791	83
*	Kopin Corp.	23,358	77
*	Symmetricom Inc.	15,590	76
	Bel Fuse Inc. Class B	4,062	73
*	Avid Technology Inc.	11,627	63
*	Agilysys Inc.	5,542	63
*	Sigma Designs Inc.	13,037	62
*	Pericom
	Semiconductor Corp.	8,319	58
	PC-Tel Inc.	6,914	56
*	DSP Group Inc.	8,414	53
*	Intevac Inc.	8,759	52
*	Radisys Corp.	8,424	29
			42,970
Materials (5.7%)
	PolyOne Corp.	38,320	1,035
	HB Fuller Co.	19,492	727
	Schweitzer-Mauduit
	International Inc.	12,155	696
	KapStone Paper and
	Packaging Corp.	15,095	634
	Balchem Corp.	11,442	548
*	Stillwater Mining Co.	45,538	519
*	Texas Industries Inc.	8,152	479
	Kaiser Aluminum Corp.	6,371	440
*	SunCoke Energy Inc.	27,181	428
	PH Glatfelter Co.	16,626	426
	Innophos Holdings Inc.	8,476	415
*	Clearwater Paper Corp.	8,602	410
	Stepan Co.	6,832	386
*	RTI International Metals Inc.	11,860	367
*	Calgon Carbon Corp.	20,966	361
*	OM Group Inc.	12,385	352
	Quaker Chemical Corp.	5,105	339
*	Flotek Industries Inc.	16,974	336
	AMCOL International Corp.	9,861	325
	Globe Specialty Metals Inc.	24,624	316
	Koppers Holdings Inc.	8,056	312
	A Schulman Inc.	11,496	310

			Market
			Value
		Shares	($000)
	Deltic Timber Corp.	4,200	253
*	Headwaters Inc.	28,046	240
	American Vanguard Corp.	9,331	234
	Materion Corp.	7,902	232
*	Kraton Performance
	Polymers Inc.	12,461	231
	Neenah Paper Inc.	6,164	226
	Myers Industries Inc.	11,976	222
*	LSB Industries Inc.	7,276	218
	Haynes International Inc.	4,773	211
	Tredegar Corp.	9,309	208
	Wausau Paper Corp.	17,985	197
*	AK Steel Holding Corp.	53,012	178
*	Century Aluminum Co.	19,938	156
	Hawkins Inc.	3,596	133
	Zep Inc.	8,780	124
*	AM Castle & Co.	6,613	105
	Olympic Steel Inc.	3,511	91
			13,420

Telecommunication Services (0.4%)
*	Cincinnati Bell Inc.	79,929	239
	Atlantic Tele-Network Inc.	3,653	172
	USA Mobility Inc.	8,293	117
*	General Communication Inc.
	Class A	12,298	110
	NTELOS Holdings Corp.	5,756	96
	Lumos Networks Corp.	5,954	94
*	Cbeyond Inc.	11,925	78
			906
Utilities (3.6%)
	Piedmont Natural
	Gas Co. Inc.	29,197	942
	Southwest Gas Corp.	17,949	840
	UIL Holdings Corp.	19,708	744
	UNS Energy Corp.	15,974	731
	South Jersey Industries Inc.	12,444	719
	New Jersey Resources Corp.	16,184	697
	ALLETE Inc.	13,919	657
	Avista Corp.	23,119	607
	NorthWestern Corp.	14,595	586
	El Paso Electric Co.	15,577	536
	Laclede Group Inc.	11,708	521
	Northwest Natural Gas Co.	10,440	428
	American States Water Co.	7,471	393
			8,401
Total Common Stocks
(Cost $194,953)			235,196
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.122%	1,005,000	1,005

18

S&P Small-Cap 600 Index Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4],5 Freddie Mac Discount
Notes, 0.100%, 9/16/13	500	500
Total Temporary Cash Investments
(Cost $1,504)		1,505
Total Investments (100.1%)
(Cost $196,457)		236,701
Other Assets and Liabilities (-0.1%)
Other Assets		210
Liabilities[3]		(423)
		(213)
Net Assets (100%)		236,488

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	195,844
Undistributed Net Investment Income	1,441
Accumulated Net Realized Losses	(1,006)
Unrealized Appreciation (Depreciation)
Investment Securities	40,244
Futures Contracts	(35)
Net Assets	236,488

Institutional Shares—Net Assets
Applicable to 887,466 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	151,504
Net Asset Value Per Share—
Institutional Shares	$170.71

ETF Shares—Net Assets
Applicable to 1,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	84,984
Net Asset Value Per Share—
ETF Shares	$84.98

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $66,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $70,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	2,929
Interest[1]	1
Securities Lending	27
Total Income	2,957
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative—Institutional Shares	6
Management and Administrative—ETF Shares	42
Marketing and Distribution—Institutional Shares	29
Marketing and Distribution—ETF Shares	13
Custodian Fees	46
Auditing Fees	21
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Total Expenses	185
Net Investment Income	2,772
Realized Net Gain (Loss)
Investment Securities Sold	4,598
Futures Contracts	42
Realized Net Gain (Loss)	4,640
Change in Unrealized Appreciation (Depreciation)
Investment Securities	35,112
Futures Contracts	(35)
Change in Unrealized Appreciation (Depreciation)	35,077
Net Increase (Decrease) in Net Assets Resulting from Operations	42,489
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,772	1,404
Realized Net Gain (Loss)	4,640	1,026
Change in Unrealized Appreciation (Depreciation)	35,077	13,679
Net Increase (Decrease) in Net Assets Resulting from Operations	42,489	16,109
Distributions
Net Investment Income
Institutional Shares	(1,617)	(681)
ETF Shares	(713)	(95)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,330)	(776)
Capital Share Transactions
Institutional Shares	23,397	14,924
ETF Shares	38,265	19,745
Net Increase (Decrease) from Capital Share Transactions	61,662	34,669
Total Increase (Decrease)	101,821	50,002
Net Assets
Beginning of Period	134,667	84,665
End of Period[1]	236,488	134,667
1 Net Assets—End of Period includes undistributed net investment income of $1,441,000 and $999,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
			April 1,
	Year Ended		2011[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$136.79	$118.12	$132.94
Investment Operations
Net Investment Income	2.131	1.558	. 290
Net Realized and Unrealized Gain (Loss) on Investments	33.883	18.126	(15.110)
Total from Investment Operations	36.014	19.684	(14.820)
Distributions
Dividends from Net Investment Income	(2.094)	(1.014)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.094)	(1.014)	—
Net Asset Value, End of Period	$170.71	$136.79	$118.12

Total Return	26.65%	16.75%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$152	$101	$73
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.55%	1.35%	1.03%[2]
Portfolio Turnover Rate [3]	12%	12%	42%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$68.12	$58.84	$49.81
Investment Operations
Net Investment Income	1.024	.745	.605
Net Realized and Unrealized Gain (Loss) on Investments	16.854	9.012	8.785
Total from Investment Operations	17.878	9.757	9.390
Distributions
Dividends from Net Investment Income	(1.018)	(. 477)	(.360)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.018)	(. 477)	(.360)
Net Asset Value, End of Period	$84.98	$68.12	$58.84

Total Return	26.57%	16.66%	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$85	$34	$12
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.48%	1.28%	0.96%[2]
Portfolio Turnover Rate [3]	12%	12%	42%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

24

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $29,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

25

S&P Small-Cap 600 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	235,196	—	—
Temporary Cash Investments	1,005	500	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(23)	—	—
Total	236,179	500	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	14	1,414	(35)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $4,906,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

26

S&P Small-Cap 600 Index Fund

For tax purposes, at August 31, 2013, the fund had $1,478,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,022,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $196,488,000. Net unrealized appreciation of investment securities for tax purposes was $40,213,000, consisting of unrealized gains of $46,769,000 on securities that had risen in value since their purchase and $6,556,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $96,866,000 of investment securities and sold $36,178,000 of investment securities, other than temporary cash investments. Purchases and sales include $58,420,000 and $14,338,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	50,427	318	24,308	191
Issued in Lieu of Cash Distributions	1,594	11	681	5
Redeemed	(28,624)	(177)	(10,065)	(78)
Net Increase (Decrease) —Institutional Shares	23,397	152	14,924	118
ETF Shares
Issued	41,757	550	22,750	350
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,492)	(50)	(3,005)	(50)
Net Increase (Decrease)—ETF Shares	38,265	500	19,745	300

At August 31, 2013, one shareholder was the record or beneficial owner of 44% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

27

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2013

Portfolio Characteristics
		S&P	DJ U.S.
		SmallCap	Total
		600 Value	Market
	Fund	Index	FA Index
Number of Stocks	444	442	3,631
Median Market Cap	$1.3B	$1.3B	$39.3B
Price/Earnings Ratio	24.3x	24.3x	18.7x
Price/Book Ratio	1.7x	1.7x	2.4x
Return on Equity	8.1%	8.1%	16.6%
Earnings Growth Rate	5.3%	5.4%	11.1%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	37%	—	—
Ticker Symbol	VIOV	—	—
Expense Ratio[1]	0.24%	—	—
30-Day SEC Yield	1.31%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer Discretionary	15.0%	14.9%	13.1%
Consumer Staples	4.1	4.1	8.9
Energy	5.6	5.6	9.8
Financials	22.5	22.5	17.5
Health Care	6.9	6.9	12.6
Industrials	18.1	18.1	11.2
Information Technology	14.3	14.4	17.6
Materials	6.2	6.2	3.8
Telecommunication
Services	0.4	0.4	2.3
Utilities	6.9	6.9	3.2

Ten Largest Holdings (% of total net assets)
Centene Corp.	Managed Health
	Care	1.0%
ProAssurance Corp.	Property & Casualty
	Insurance	1.0
LaSalle Hotel Properties	Specialized REITs	0.8
Casey's General Stores
Inc.	Food Retail	0.8
EMCOR Group Inc.	Construction &
	Engineering	0.8
Piedmont Natural Gas
Co. Inc.	Gas Utilities	0.8
Live Nation	Movies &
Entertainment Inc.	Entertainment	0.8
Bristow Group Inc.	Oil & Gas Equipment
	& Services	0.8
Stifel Financial Corp.	Investment Banking
	& Brokerage	0.8
TreeHouse Foods Inc.	Packaged Foods &
	Meats	0.8
Top Ten		8.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.20%.

28

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Small-Cap 600 Value Index
Fund*ETF Shares Net Asset Value	27.45%	19.78%	$17,126
S&P Small-Cap 600 Value Index
Fund*ETF Shares Market Price	27.84	19.79	17,128
S&P SmallCap 600 Value Index	27.72	20.00	17,220
Small-Cap Value Funds Average	26.46	17.14	16,024
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

29

S&P Small-Cap 600 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Market Price	27.84%	71.28%
S&P Small-Cap 600 Value Index Fund ETF Shares
Net Asset Value	27.45	71.26
S&P SmallCap 600 Value Index	27.72	72.20
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		28.11%	19.85%
Net Asset Value		28.20	19.88

30

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (15.0%)
*	Live Nation
	Entertainment Inc.	13,680	231
	Cracker Barrel Old
	Country Store Inc.	2,258	222
	Men’s Wearhouse Inc.	4,486	169
	Group 1 Automotive Inc.	2,058	158
*	Fifth & Pacific Cos. Inc.	6,035	144
*	Genesco Inc.	2,280	141
*	Pinnacle Entertainment Inc.	5,546	131
	Wolverine World Wide Inc.	2,096	118
*	Children’s Place Retail
	Stores Inc.	2,137	114
*	Skechers U.S.A. Inc. Class A	3,642	112
*	Jos A Bank Clothiers Inc.	2,660	106
*	Jack in the Box Inc.	2,612	103
	Finish Line Inc. Class A	4,685	98
*	Iconix Brand Group Inc.	2,811	92
	OfficeMax Inc.	8,279	90
*	Boyd Gaming Corp.	6,882	83
	Hillenbrand Inc.	3,274	81
*	Red Robin Gourmet
	Burgers Inc.	1,219	79
	Monro Muffler Brake Inc.	1,620	72
	Sonic Automotive Inc.
	Class A	3,258	71
	Cato Corp. Class A	2,556	64
	Lithia Motors Inc. Class A	980	64
	CEC Entertainment Inc.	1,587	64
	Texas Roadhouse Inc.
	Class A	2,525	63
	DineEquity Inc.	909	60
*	Helen of Troy Ltd.	1,484	60
	Arbitron Inc.	1,263	59
*	Quiksilver Inc.	11,916	59
*	Capella Education Co.	1,055	57
	Standard Motor Products Inc.	1,870	57

			Market
			Value
		Shares	($000)
*	Pep Boys-Manny Moe & Jack	5,057	57
*	Marriott Vacations
	Worldwide Corp.	1,255	55
*	Maidenform Brands Inc.	2,219	52
	Buckle Inc.	992	51
	Fred’s Inc. Class A	3,214	50
*	Biglari Holdings Inc.	114	48
	Brown Shoe Co. Inc.	2,060	46
	La-Z-Boy Inc.	2,028	43
*	ITT Educational Services Inc.	1,492	43
*	EW Scripps Co. Class A	2,824	43
*	Universal Electronics Inc.	1,419	43
*	Crocs Inc.	3,168	43
	Strayer Education Inc.	1,025	41
*	Ruby Tuesday Inc.	5,459	40
*	BJ’s Restaurants Inc.	1,248	39
*	Sonic Corp.	2,407	38
	Nutrisystem Inc.	2,733	35
*	Standard Pacific Corp.	4,808	34
	Harte-Hanks Inc.	4,085	34
	Stein Mart Inc.	2,637	32
*	MarineMax Inc.	2,291	28
*	Kirkland’s Inc.	1,418	28
	Big 5 Sporting Goods Corp.	1,616	27
	Callaway Golf Co.	3,885	27
	Haverty Furniture Cos. Inc.	1,079	26
*	VOXX International Corp.
	Class A	1,834	22
	Marcus Corp.	1,774	22
	Stage Stores Inc.	1,170	22
	Universal Technical
	Institute Inc.	1,995	21
	Perry Ellis International Inc.	1,107	20
*	Zumiez Inc.	726	19
	Superior Industries
	International Inc.	1,093	19
*	Blue Nile Inc.	484	18
*	Monarch Casino & Resort Inc.	898	17
	Spartan Motors Inc.	2,939	17

31

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Corinthian Colleges Inc.	7,367	16
	PetMed Express Inc.	1,057	16
*	Zale Corp.	1,286	16
*	Digital Generation Inc.	1,201	15
*	Career Education Corp.	4,810	13
	Lincoln Educational
	Services Corp.	2,134	11
	JAKKS Pacific Inc.	2,000	10
	Blyth Inc.	999	9
*	Christopher & Banks Corp.	1,531	9
*	Biglari Holdings Inc.
	Rights Exp. 09/16/2013	114	3
			4,340
Consumer Staples (4.1%)
	Casey’s General Stores Inc.	3,639	240
*	TreeHouse Foods Inc.	3,441	224
	Sanderson Farms Inc.	1,901	124
	Snyders-Lance Inc.	4,586	123
	Andersons Inc.	1,652	108
	B&G Foods Inc.	1,905	64
	J&J Snack Foods Corp.	636	49
*	Diamond Foods Inc.	2,111	44
	Spartan Stores Inc.	2,083	43
	WD-40 Co.	611	36
	Nash Finch Co.	1,158	28
	Cal-Maine Foods Inc.	588	27
*	Central Garden and Pet Co.
	Class A	3,959	25
*	Alliance One
	International Inc.	7,771	22
*	Seneca Foods Corp. Class A	736	22
	Calavo Growers Inc.	684	17
			1,196
Energy (5.6%)
	Bristow Group Inc.	3,432	225
*	Hornbeck Offshore
	Services Inc.	3,059	167
	SEACOR Holdings Inc.	1,814	151
*	Stone Energy Corp.	4,748	130
*	PDC Energy Inc.	2,051	118
*	Cloud Peak Energy Inc.	5,787	91
*	Exterran Holdings Inc.	3,306	91
*	TETRA Technologies Inc.	7,421	87
*	Carrizo Oil & Gas Inc.	1,568	54
*	Swift Energy Co.	4,135	47
*	Era Group Inc.	1,820	45
	Contango Oil & Gas Co.	1,218	44
*	Pioneer Energy Services Corp.	5,913	40
*	Matrix Service Co.	2,476	39
	Comstock Resources Inc.	2,566	37
*	Tesco Corp.	2,297	35
*	Approach Resources Inc.	1,461	34
	Gulf Island Fabrication Inc.	1,380	32
*	Forest Oil Corp.	5,621	31

			Market
			Value
		Shares	($000)
*	Basic Energy Services Inc.	2,624	31
*	ION Geophysical Corp.	6,343	30
*	Penn Virginia Corp.	5,180	25
*	C&J Energy Services Inc.	1,019	21
*	PetroQuest Energy Inc.	2,395	10
			1,615
Financials (22.5%)
	ProAssurance Corp.	5,868	277
	LaSalle Hotel Properties	9,069	241
*	Stifel Financial Corp.	5,613	225
	EPR Properties	4,466	219
	DiamondRock Hospitality Co.	18,553	180
	Umpqua Holdings Corp.	10,628	173
	Mid-America Apartment
	Communities Inc.	2,069	128
	Old National Bancorp	9,623	126
	RLI Corp.	1,617	126
	Community Bank System Inc.	3,798	126
	Tanger Factory Outlet Centers	3,948	122
	United Bankshares Inc.	4,362	121
	Selective Insurance Group Inc.	5,272	121
	Lexington Realty Trust	10,142	119
	Northwest Bancshares Inc.	8,901	119
	Cash America
	International Inc.	2,710	116
	UMB Financial Corp.	1,756	105
	Colonial Properties Trust	4,730	104
	Susquehanna Bancshares Inc.	8,156	103
	Prospect Capital Corp.	9,222	102
	Financial Engines Inc.	1,895	101
	Franklin Street
	Properties Corp.	8,290	101
	Glacier Bancorp Inc.	4,239	100
	Horace Mann Educators Corp.	3,768	99
	Medical Properties Trust Inc.	8,205	95
	Healthcare Realty Trust Inc.	4,177	94
	NBT Bancorp Inc.	4,149	89
	Provident Financial
	Services Inc.	5,090	82
	First Financial Bancorp	5,477	82
	Wintrust Financial Corp.	2,004	79
*	Ezcorp Inc. Class A	4,521	77
	Cousins Properties Inc.	7,668	76
	Government Properties
	Income Trust	3,225	75
	First Financial Bankshares Inc.	1,280	74
	Sovran Self Storage Inc.	1,104	73
	EastGroup Properties Inc.	1,290	72
	Evercore Partners Inc.
	Class A	1,579	70
	CVB Financial Corp.	5,441	69
	Interactive Brokers Group Inc.	4,092	69
	Infinity Property &
	Casualty Corp.	1,094	66

32

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Forestar Group Inc.	3,294	66
*	United Community Banks Inc.	4,390	64
	S&T Bancorp Inc.	2,826	64
	MB Financial Inc.	2,292	62
	Safety Insurance Group Inc.	1,212	61
*	First BanCorp.	9,462	60
*	Investment Technology
	Group Inc.	3,534	60
	Stewart Information
	Services Corp.	1,953	60
	United Fire Group Inc.	2,062	59
	First Midwest Bancorp Inc.	3,926	59
	LTC Properties Inc.	1,658	59
	AMERISAFE Inc.	1,751	57
	Banner Corp.	1,665	57
	PS Business Parks Inc.	770	56
	Columbia Banking
	System Inc.	2,376	55
*	Navigators Group Inc.	1,004	55
	Acadia Realty Trust	2,252	53
	TrustCo Bank Corp. NY	8,952	52
	Tower Group International Ltd.	3,694	52
	Hanmi Financial Corp.	3,001	49
	Tompkins Financial Corp.	1,097	48
	Kite Realty Group Trust	8,195	47
	Employers Holdings Inc.	1,763	47
	Independent Bank Corp.	1,260	45
	Pennsylvania REIT	2,384	44
*	World Acceptance Corp.	513	44
	Associated Estates
	Realty Corp.	3,016	42
	Inland Real Estate Corp.	4,199	41
	Parkway Properties Inc.	2,361	39
	City Holding Co.	941	38
	Simmons First National Corp.
	Class A	1,569	38
	Sterling Bancorp	2,920	37
	Getty Realty Corp.	1,461	27
	Meadowbrook Insurance
	Group Inc.	4,414	26
	Urstadt Biddle Properties
	Inc. Class A	1,302	25
	Bank Mutual Corp.	4,065	24
	Brookline Bancorp Inc.	2,575	23
	Agree Realty Corp.	797	22
	Saul Centers Inc.	494	21
	Dime Community
	Bancshares Inc.	1,228	20
	Calamos Asset
	Management Inc. Class A	1,924	19
*	Piper Jaffray Cos.	561	18
	Cedar Realty Trust Inc.	2,891	14
*	SWS Group Inc.	2,668	14
*	Taylor Capital Group Inc.	314	7
			6,526

			Market
			Value
		Shares	($000)
Health Care (6.9%)
*	Centene Corp.	5,166	295
*	Cubist Pharmaceuticals Inc.	2,478	157
*	Magellan Health Services Inc.	2,574	145
*	Amsurg Corp. Class A	3,041	113
*	NuVasive Inc.	4,188	98
*	Molina Healthcare Inc.	2,765	92
	West Pharmaceutical
	Services Inc.	1,152	85
	CONMED Corp.	2,629	82
	Kindred Healthcare Inc.	5,130	75
	Ensign Group Inc.	1,682	65
*	Amedisys Inc.	2,994	49
	Chemed Corp.	699	49
	Hi-Tech Pharmacal Co. Inc.	1,064	46
*	Emergent Biosolutions Inc.	2,439	43
*	IPC The Hospitalist Co. Inc.	814	42
	Quality Systems Inc.	2,014	42
	Invacare Corp.	2,774	42
	Meridian Bioscience Inc.	1,816	41
*	Integra LifeSciences
	Holdings Corp.	935	38
*	Affymetrix Inc.	6,765	38
*	PharMerica Corp.	2,821	35
*	LHC Group Inc.	1,395	31
*	Gentiva Health Services Inc.	2,743	31
*	Merit Medical Systems Inc.	2,372	30
*	ABIOMED Inc.	1,228	29
*	Symmetry Medical Inc.	3,537	28
*	Omnicell Inc.	1,262	27
*	Healthways Inc.	1,405	27
*	AMN Healthcare Services Inc.	1,821	25
	Computer Programs &
	Systems Inc.	364	20
*	Corvel Corp.	568	19
*	Cross Country Healthcare Inc.	2,915	16
	Almost Family Inc.	783	15
*	Natus Medical Inc.	1,048	14
*	SurModics Inc.	505	10
	CryoLife Inc.	1,460	9
			2,003
Industrials (18.1%)
	EMCOR Group Inc.	6,371	239
*	Moog Inc. Class A	4,302	219
	Curtiss-Wright Corp.	4,445	186
*	Teledyne Technologies Inc.	2,235	172
	AO Smith Corp.	3,697	155
	United Stationers Inc.	3,850	153
*	Tetra Tech Inc.	6,164	140
	Watts Water
	Technologies Inc. Class A	2,685	139
	Barnes Group Inc.	4,439	139
	ABM Industries Inc.	4,833	117
*	Atlas Air Worldwide
	Holdings Inc.	2,456	113

33

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Mobile Mini Inc.	3,639	111
*	Orbital Sciences Corp.	5,682	99
	EnerSys Inc.	1,922	99
	Applied Industrial
	Technologies Inc.	2,035	97
	CIRCOR International Inc.	1,668	96
	G&K Services Inc. Class A	1,853	95
	AAR Corp.	3,776	95
*	TrueBlue Inc.	3,864	94
	Albany International Corp.	2,763	89
	Brady Corp. Class A	2,641	87
	Briggs & Stratton Corp.	4,559	87
	UniFirst Corp.	868	83
*	Korn/Ferry International	4,614	82
*	Dycom Industries Inc.	3,129	80
	Actuant Corp. Class A	2,219	79
	Universal Forest Products Inc.	1,877	70
*	Federal Signal Corp.	5,927	69
	Astec Industries Inc.	1,993	69
	Insperity Inc.	2,082	66
*	WageWorks Inc.	1,585	66
*	Navigant Consulting Inc.	4,788	65
	SkyWest Inc.	4,918	63
	Simpson Manufacturing
	Co. Inc.	2,026	63
	John Bean Technologies Corp.	2,752	60
*	Hub Group Inc. Class A	1,618	60
	Arkansas Best Corp.	2,270	56
	Kaman Corp.	1,586	56
	Kaydon Corp.	1,957	56
*	Engility Holdings Inc.	1,633	55
	Comfort Systems USA Inc.	3,545	54
	Tennant Co.	1,033	53
	Mueller Industries Inc.	990	53
*	EnPro Industries Inc.	930	53
	Cubic Corp.	1,043	52
	Griffon Corp.	4,276	47
	Kelly Services Inc. Class A	2,583	47
	Knight Transportation Inc.	2,814	46
*	Powell Industries Inc.	863	46
	Viad Corp.	1,930	44
*	Aegion Corp. Class A	2,004	43
*	Consolidated Graphics Inc.	781	42
	ESCO Technologies Inc.	1,331	41
	Forward Air Corp.	1,084	40
*	Aerovironment Inc.	1,798	39
	Titan International Inc.	2,330	38
*	II-VI Inc.	1,902	37
	Interface Inc. Class A	2,031	36
	Exponent Inc.	549	36
*	Gibraltar Industries Inc.	2,755	35
	Apogee Enterprises Inc.	1,256	35
	AAON Inc.	1,397	33
	Heartland Express Inc.	2,294	32

			Market
			Value
		Shares	($000)
	National Presto Industries Inc.	462	32
*	GenCorp Inc.	2,111	32
	Encore Wire Corp.	773	29
	American Science &
	Engineering Inc.	462	26
*	Orion Marine Group Inc.	2,562	25
	Heidrick & Struggles
	International Inc.	1,544	23
	Resources Connection Inc.	1,599	20
	CDI Corp.	1,314	18
*	DXP Enterprises Inc.	214	15
*	Vicor Corp.	1,706	13
			5,234
Information Technology (14.3%)
*	Anixter International Inc.	2,562	214
*	ViaSat Inc.	2,412	154
*	CACI International Inc.
	Class A	2,190	148
*	SYNNEX Corp.	2,515	120
*	TriQuint Semiconductor Inc.	15,517	117
*	Benchmark Electronics Inc.	5,191	114
	Belden Inc.	1,877	106
*	Plexus Corp.	3,244	106
	Tessera Technologies Inc.	5,016	92
*	QLogic Corp.	8,441	89
	j2 Global Inc.	1,760	87
*	ScanSource Inc.	2,647	82
	Methode Electronics Inc.	3,353	80
	Blackbaud Inc.	2,210	80
*	Insight Enterprises Inc.	4,128	79
*	Progress Software Corp.	3,138	77
*	Synaptics Inc.	1,976	76
*	Take-Two Interactive
	Software Inc.	4,095	75
*	GT Advanced
	Technologies Inc.	11,324	73
	Power Integrations Inc.	1,376	72
	United Online Inc.	8,756	69
*	Cardtronics Inc.	1,965	68
*	Harmonic Inc.	9,583	68
	MKS Instruments Inc.	2,572	64
*	Sykes Enterprises Inc.	3,752	64
*	Digital River Inc.	3,342	58
*	Checkpoint Systems Inc.	3,905	57
*	Newport Corp.	3,724	57
	Brooks Automation Inc.	6,317	56
*	TeleTech Holdings Inc.	2,079	51
	Coherent Inc.	904	51
	Park Electrochemical Corp.	1,845	49
	Heartland Payment
	Systems Inc.	1,313	49
*	comScore Inc.	1,641	47
*	OSI Systems Inc.	638	46

34

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Synchronoss
	Technologies Inc.	1,348	46
	CTS Corp.	3,183	44
	Black Box Corp.	1,537	41
*	LogMeIn Inc.	1,356	40
*	Bottomline
	Technologies de Inc.	1,474	40
*	Cabot Microelectronics Corp.	1,106	40
	Comtech
	Telecommunications Corp.	1,565	38
	EPIQ Systems Inc.	3,057	37
	Monotype Imaging
	Holdings Inc.	1,447	37
*	ATMI Inc.	1,509	37
*	Tangoe Inc.	1,759	37
*	MicroStrategy Inc. Class A	383	35
*	Rofin-Sinar Technologies Inc.	1,533	34
*	Rogers Corp.	620	34
*	Diodes Inc.	1,354	34
	CSG Systems
	International Inc.	1,422	33
*	Super Micro Computer Inc.	2,534	33
	MTS Systems Corp.	498	30
*	TTM Technologies Inc.	3,019	29
*	FARO Technologies Inc.	720	27
*	Mercury Systems Inc.	3,044	27
	Forrester Research Inc.	737	24
*	Intermec Inc.	2,436	24
*	CIBER Inc.	6,476	24
*	Ceva Inc.	1,288	23
*	Digi International Inc.	2,480	23
	Daktronics Inc.	2,140	23
	Supertex Inc.	984	23
*	Virtusa Corp.	859	23
	Cohu Inc.	2,194	22
	Micrel Inc.	2,368	22
*	DTS Inc.	1,083	22
*	QuinStreet Inc.	2,422	21
*	Oplink Communications Inc.	1,082	20
*	Rubicon Technology Inc.	1,617	20
*	Volterra Semiconductor Corp.	827	19
	Bel Fuse Inc. Class B	988	18
	Ebix Inc.	1,544	18
*	Avid Technology Inc.	2,864	15
*	Higher One Holdings Inc.	1,949	14
*	Pericom Semiconductor Corp.	2,012	14
*	Intevac Inc.	2,218	13
	Electro Scientific
	Industries Inc.	1,203	13
*	DSP Group Inc.	2,057	13
*	Kopin Corp.	3,722	12
*	Sigma Designs Inc.	1,963	9
*	Agilysys Inc.	761	9

			Market
			Value
		Shares	($000)
*	Symmetricom Inc.	1,735	8
*	Radisys Corp.	2,169	7
	PC-Tel Inc.	902	7
			4,151
Materials (6.2%)
	KapStone Paper and
	Packaging Corp.	3,700	155
	Kaiser Aluminum Corp.	1,558	108
	PH Glatfelter Co.	4,080	105
	Innophos Holdings Inc.	2,086	102
	Schweitzer-Mauduit
	International Inc.	1,783	102
*	Clearwater Paper Corp.	2,113	101
	Stepan Co.	1,674	95
*	RTI International Metals Inc.	2,899	90
*	OM Group Inc.	3,028	86
	A Schulman Inc.	2,806	76
	Balchem Corp.	1,382	66
*	Kraton Performance
	Polymers Inc.	3,095	57
	Materion Corp.	1,949	57
*	Calgon Carbon Corp.	3,091	53
	Haynes International Inc.	1,171	52
*	Stillwater Mining Co.	4,493	51
	AMCOL International Corp.	1,544	51
	Wausau Paper Corp.	4,420	49
	Koppers Holdings Inc.	1,199	47
*	Century Aluminum Co.	4,902	38
*	Flotek Industries Inc.	1,911	38
*	LSB Industries Inc.	1,113	33
	Zep Inc.	2,146	30
	Myers Industries Inc.	1,522	28
*	AK Steel Holding Corp.	7,697	26
*	AM Castle & Co.	1,602	25
	Neenah Paper Inc.	630	23
	Olympic Steel Inc.	865	22
	Tredegar Corp.	886	20
	Hawkins Inc.	503	19
			1,805
Telecommunication Services (0.4%)
	USA Mobility Inc.	2,065	29
	NTELOS Holdings Corp.	1,451	24
	Atlantic Tele-Network Inc.	468	22
*	Cbeyond Inc.	2,883	19
	Lumos Networks Corp.	775	12
*	General Communication Inc.
	Class A	1,195	11
			117
Utilities (7.0%)
	Piedmont Natural Gas Co. Inc.	7,191	232
	Southwest Gas Corp.	4,398	206
	UIL Holdings Corp.	4,830	182
	UNS Energy Corp.	3,936	180

35

S&P Small-Cap 600 Value Index Fund

		Market
		Value
	Shares	($000)
South Jersey Industries Inc.	3,049	176
New Jersey Resources Corp.	3,966	171
ALLETE Inc.	3,411	161
Avista Corp.	5,688	149
NorthWestern Corp.	3,597	145
El Paso Electric Co.	3,818	131
Laclede Group Inc.	2,884	128
Northwest Natural Gas Co.	2,562	105
American States Water Co.	808	43
		2,009
Total Investments (100.1%)
(Cost $24,879)		28,996
Other Assets and Liabilities (-0.1%)
Other Assets		38
Liabilities		(67)
		(29)
ETF Shares—Net Assets (100%)
Applicable to 350,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		28,967
Net Asset Value Per Share—ETF Shares		$82.76

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	25,463
Undistributed Net Investment Income	307
Accumulated Net Realized Losses	(920)
Unrealized Appreciation (Depreciation)	4,117
Net Assets	28,967

See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	417
Total Income	417
Expenses
The Vanguard Group—Note B
Management and Administrative	12
Custodian Fees	8
Auditing Fees	21
Shareholders’ Reports	2
Total Expenses	43
Net Investment Income	374
Realized Net Gain (Loss) on Investment Securities Sold	2,295
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,191
Net Increase (Decrease) in Net Assets Resulting from Operations	4,860

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	374	241
Realized Net Gain (Loss)	2,295	199
Change in Unrealized Appreciation (Depreciation)	2,191	2,022
Net Increase (Decrease) in Net Assets Resulting from Operations	4,860	2,462
Distributions
Net Investment Income	(227)	(163)
Realized Capital Gain	—	—
Total Distributions	(227)	(163)
Capital Share Transactions
Issued	14,888	2,868
Issued in Lieu of Cash Distributions	—	—
Redeemed	(7,001)	(2,890)
Net Increase (Decrease) from Capital Share Transactions	7,887	(22)
Total Increase (Decrease)	12,520	2,277
Net Assets
Beginning of Period	16,447	14,170
End of Period[1]	28,967	16,447
1 Net Assets—End of Period includes undistributed net investment income of $307,000 and $160,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$65.79	$56.68	$49.79
Investment Operations
Net Investment Income	1.146	.960	.741
Net Realized and Unrealized Gain (Loss) on Investments	16.731	8.801	6.519
Total from Investment Operations	17.877	9.761	7.260
Distributions
Dividends from Net Investment Income	(. 907)	(. 651)	(. 370)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 907)	(. 651)	(. 370)
Net Asset Value, End of Period	$82.76	$65.79	$56.68

Total Return	27.45%	17.33%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29	$16	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	1.73%	1.56%	1.32%[2]
Portfolio Turnover Rate [3]	37%	29%	70%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the year ended August 31, 2013, there were no investors in the Institutional share class. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $4,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

40

S&P Small-Cap 600 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $2,340,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $307,000 of ordinary income available for distribution. The fund had available capital losses totaling $920,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $24,879,000. Net unrealized appreciation of investment securities for tax purposes was $4,117,000, consisting of unrealized gains of $4,619,000 on securities that had risen in value since their purchase and $502,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $22,779,000 of investment securities and sold $14,705,000 of investment securities, other than temporary cash investments. Purchases and sales include $14,882,000 and $6,880,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended August 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	200	50
Issued in Lieu of Cash Distributions	—	—
Redeemed	(100)	(50)
Net Increase (Decrease) in Shares Outstanding	100	—

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

41

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2013

Portfolio Characteristics
		S&P
		SmallCap	DJ U.S.
		600	Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	356	356	3,631
Median Market Cap	$1.6B	$1.6B	$39.3B
Price/Earnings Ratio	25.1x	25.2x	18.7x
Price/Book Ratio	2.7x	2.8x	2.4x
Return on Equity	11.7%	11.7%	16.6%
Earnings Growth Rate	18.1%	18.1%	11.1%
Dividend Yield	0.9%	0.9%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	39%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.73%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
		S&P	DJ U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	17.5%	17.5%	13.1%
Consumer Staples	4.3	4.3	8.9
Energy	3.4	3.4	9.8
Financials	19.6	19.5	17.5
Health Care	15.5	15.5	12.6
Industrials	11.7	11.7	11.2
Information Technology	22.2	22.3	17.6
Materials	5.2	5.2	3.8
Telecommunication
Services	0.4	0.4	2.3
Utilities	0.2	0.2	3.2

Ten Largest Holdings (% of total net assets)
Gulfport Energy Corp.	Oil & Gas Exploration
	& Production	1.3%
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	1.3
Hain Celestial Group Inc. Packaged Foods &
	Meats	1.3
Brunswick Corp.	Leisure Products	1.1
FEI Co.	Electronic Equipment
	& Instruments	1.1
Align Technology Inc.	Health Care Supplies	1.0
Old Dominion Freight
Line Inc.	Trucking	1.0
Toro Co.	Construction & Farm
	Machinery & Heavy
	Trucks	1.0
Lumber Liquidators	Home Improvement
Holdings Inc.	Retail	0.9
Portfolio Recovery
Associates Inc.	Consumer Finance	0.9
Top Ten		10.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.20%.

42

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2010)	Investment
S&P Small-Cap 600 Growth Index
Fund*ETF Shares Net Asset Value	25.59%	21.81%	$18,005
S&P Small-Cap 600 Growth Index
Fund*ETF Shares Market Price	25.70	21.83	18,013
S&P SmallCap 600 Growth Index	25.77	22.02	18,100
Small-Cap Growth Funds Average	25.95	18.84	16,727
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.15	17.40	16,132

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

S&P Small-Cap 600 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Market Price	25.70%	80.13%
S&P Small-Cap 600 Growth Index Fund ETF Shares
Net Asset Value	25.59	80.05
S&P SmallCap 600 Growth Index	25.77	81.00
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		21.77%	20.84%
Net Asset Value		21.85	20.89

44

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (17.5%)
	Brunswick Corp.	6,551	238
*	Lumber Liquidators
	Holdings Inc.	1,987	198
	Pool Corp.	3,378	176
*	Steven Madden Ltd.	2,983	161
*	Buffalo Wild Wings Inc.	1,359	141
	Outerwall Inc.	2,034	126
	Ryland Group Inc.	3,343	116
	Wolverine World Wide Inc.	2,036	115
*	Select Comfort Corp.	4,024	99
	Dorman Products Inc.	1,961	99
*	Hibbett Sports Inc.	1,882	97
*	Fifth & Pacific Cos. Inc.	4,083	97
*	SHFL Entertainment Inc.	4,087	93
*	Vitamin Shoppe Inc.	2,185	92
*	Meritage Homes Corp.	2,275	91
*	Multimedia Games
	Holding Co. Inc.	2,087	82
*	Papa John’s International Inc.	1,187	81
*	Francesca’s Holdings Corp.	3,194	77
	Sturm Ruger & Co. Inc.	1,396	73
*	Iconix Brand Group Inc.	1,976	65
	Buckle Inc.	1,238	64
	Oxford Industries Inc.	1,029	64
*	iRobot Corp.	1,930	63
	Interval Leisure Group Inc.	2,822	61
	Drew Industries Inc.	1,388	58
	Texas Roadhouse Inc. Class A	2,272	56
	Movado Group Inc.	1,291	55
*	Crocs Inc.	3,950	53
	Arctic Cat Inc.	955	51
*	American Public Education Inc.	1,280	51
	Lithia Motors Inc. Class A	780	51
*	Standard Pacific Corp.	7,119	51
*	Marriott Vacations
	Worldwide Corp.	1,163	51
	Hillenbrand Inc.	2,036	50
	Ethan Allen Interiors Inc.	1,892	49

			Market
			Value
		Shares	($000)
*	Jack in the Box Inc.	1,229	49
	La-Z-Boy Inc.	2,247	48
*	Helen of Troy Ltd.	1,175	47
*	rue21 inc	1,127	46
	Arbitron Inc.	968	46
*	Winnebago Industries Inc.	2,041	45
	Monro Muffler Brake Inc.	899	40
*	Tuesday Morning Corp.	3,084	38
*	M/I Homes Inc.	1,758	33
	DineEquity Inc.	480	32
*	Sonic Corp.	1,990	32
	Brown Shoe Co. Inc.	1,387	31
	Ruth’s Hospitality Group Inc.	2,615	31
	Stage Stores Inc.	1,473	27
*	Zumiez Inc.	996	27
*	BJ’s Restaurants Inc.	850	27
*	Blue Nile Inc.	523	19
	Callaway Golf Co.	2,182	15
	Haverty Furniture Cos. Inc.	619	15
	Superior Industries
	International Inc.	841	15
*	Zale Corp.	895	11
*	Digital Generation Inc.	898	11
	PetMed Express Inc.	628	10
*	Christopher & Banks Corp.	1,455	8
			3,848
Consumer Staples (4.3%)
*	Hain Celestial Group Inc.	3,422	280
*	Darling International Inc.	8,554	173
*	Boston Beer Co. Inc. Class A	608	129
*	Prestige Brands Holdings Inc.	3,707	120
	B&G Foods Inc.	2,378	81
	J&J Snack Foods Corp.	590	45
	WD-40 Co.	586	34
	Inter Parfums Inc.	1,186	31
	Cal-Maine Foods Inc.	564	26
*	Medifast Inc.	883	22
	Calavo Growers Inc.	403	10
			951

45

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
Energy (3.4%)
*	Gulfport Energy Corp.	4,983	294
*	Geospace Technologies Corp.	931	65
*	Exterran Holdings Inc.	2,236	61
*	Northern Oil and Gas Inc.	4,284	55
*	PDC Energy Inc.	954	55
*	C&J Energy Services Inc.	2,474	51
*	Carrizo Oil & Gas Inc.	1,466	50
*	Approach Resources Inc.	1,306	31
*	Forest Oil Corp.	4,335	24
*	ION Geophysical Corp.	3,976	19
	Comstock Resources Inc.	1,304	19
*	PetroQuest Energy Inc.	2,298	10
*	Tesco Corp.	529	8
			742
Financials (19.6%)
*	Portfolio Recovery
	Associates Inc.	3,672	195
	Post Properties Inc.	3,951	179
	Geo Group Inc.	5,181	162
	MarketAxess Holdings Inc.	2,720	138
*	Texas Capital
	Bancshares Inc.	2,956	130
	FNB Corp.	10,503	127
	Tanger Factory
	Outlet Centers	3,833	118
*	First Cash Financial
	Services Inc.	1,943	107
	Prospect Capital Corp.	9,325	103
	PrivateBancorp Inc.	4,553	99
	Bank of the Ozarks Inc.	2,179	99
	Sovran Self Storage Inc.	1,430	95
	PacWest Bancorp	2,848	95
	Mid-America Apartment
	Communities Inc.	1,514	93
	Susquehanna Bancshares Inc.	7,305	92
	Financial Engines Inc.	1,631	87
	National Penn Bancshares Inc.	8,545	86
	Home BancShares Inc.	3,342	85
	Healthcare Realty Trust Inc.	3,723	84
	BBCN Bancorp Inc.	5,714	76
*	Virtus Investment Partners Inc.	420	73
*	Encore Capital Group Inc.	1,688	72
	First Financial Bankshares Inc.	1,189	68
	EastGroup Properties Inc.	1,207	68
*	Pinnacle Financial Partners Inc.	2,386	67
	Lexington Realty Trust	5,581	65
	Cousins Properties Inc.	6,328	63
	Medical Properties Trust Inc.	5,348	62
	UMB Financial Corp.	1,010	60
	Sabra Health Care REIT Inc.	2,706	60
	MB Financial Inc.	2,216	60
	Boston Private Financial
	Holdings Inc.	5,711	58
	HFF Inc. Class A	2,369	55

			Market
			Value
		Shares	($000)
	Wintrust Financial Corp.	1,357	54
	Acadia Realty Trust	2,283	53
	Colonial Properties Trust	2,410	53
	PS Business Parks Inc.	719	52
	First Commonwealth
	Financial Corp.	7,118	52
	ViewPoint Financial
	Group Inc.	2,601	52
	Pennsylvania REIT	2,714	50
	CoreSite Realty Corp.	1,554	47
	Glacier Bancorp Inc.	1,990	47
	Columbia Banking System Inc.	1,892	44
	Oritani Financial Corp.	2,817	44
*	World Acceptance Corp.	501	43
	LTC Properties Inc.	1,208	43
	Evercore Partners Inc.
	Class A	913	41
*	eHealth Inc.	1,337	37
	First Midwest Bancorp Inc.	2,457	37
	Universal Health Realty
	Income Trust	920	37
	Wilshire Bancorp Inc.	4,491	37
	Cardinal Financial Corp.	2,200	36
	Government Properties
	Income Trust	1,505	35
	Inland Real Estate Corp.	3,057	30
	CVB Financial Corp.	2,230	28
	Brookline Bancorp Inc.	3,086	28
	Independent Bank Corp.	693	25
	Saul Centers Inc.	564	24
	Employers Holdings Inc.	894	24
*	Piper Jaffray Cos.	648	21
	Parkway Properties Inc.	1,251	20
	Dime Community
	Bancshares Inc.	1,178	19
	Associated Estates
	Realty Corp.	1,353	19
	City Holding Co.	422	17
	Urstadt Biddle Properties Inc.
	Class A	871	17
*	Taylor Capital Group Inc.	801	17
	Getty Realty Corp.	819	15
	Cedar Realty Trust Inc.	1,785	9
	Agree Realty Corp.	300	8
			4,296
Health Care (15.5%)
	Questcor Pharmaceuticals Inc.	4,240	283
*	Align Technology Inc.	5,198	226
*	PAREXEL International Corp.	4,116	191
*	Cubist Pharmaceuticals Inc.	2,831	179
*	Medidata Solutions Inc.	1,657	148
*	Haemonetics Corp.	3,705	148
*	ViroPharma Inc.	4,737	143
*	Medicines Co.	4,478	142
*	MWI Veterinary Supply Inc.	871	132

46

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
	West Pharmaceutical
	Services Inc.	1,629	120
	Air Methods Corp.	2,531	104
*	Acorda Therapeutics Inc.	2,936	99
*	Impax Laboratories Inc.	4,702	96
*	Akorn Inc.	4,938	89
*	Neogen Corp.	1,626	88
*	Cyberonics Inc.	1,724	88
*	Hanger Inc.	2,504	77
*	ICU Medical Inc.	931	67
	Analogic Corp.	887	66
	Cantel Medical Corp.	2,359	61
*	Greatbatch Inc.	1,732	59
	Abaxis Inc.	1,500	59
	Chemed Corp.	836	58
*	Luminex Corp.	2,735	56
*	Bio-Reference Labs Inc.	1,764	51
*	HealthStream Inc.	1,452	48
*	Momenta
	Pharmaceuticals Inc.	3,300	46
*	ABIOMED Inc.	1,612	38
	Meridian Bioscience Inc.	1,626	37
*	Omnicell Inc.	1,523	33
	Landauer Inc.	695	33
*	Cynosure Inc. Class A	1,342	31
	Spectrum
	Pharmaceuticals Inc.	4,001	31
*	Integra LifeSciences
	Holdings Corp.	752	31
*	IPC The Hospitalist Co. Inc.	590	30
*	Cambrex Corp.	2,191	30
	Quality Systems Inc.	1,352	28
*	Healthways Inc.	1,408	27
*	AMN Healthcare
	Services Inc.	1,943	26
	Computer Programs &
	Systems Inc.	476	26
*	Natus Medical Inc.	1,378	18
*	Corvel Corp.	416	14
*	Merit Medical Systems Inc.	1,055	13
*	Arqule Inc.	4,318	12
*	SurModics Inc.	477	9
	CryoLife Inc.	671	4
			3,395
Industrials (11.7%)
*	Old Dominion
	Freight Line Inc.	5,117	222
	Toro Co.	4,165	220
	Actuant Corp. Class A	3,607	129
	Healthcare Services
	Group Inc.	4,949	120
	AO Smith Corp.	2,823	119
	EnerSys Inc.	2,017	103
	Allegiant Travel Co. Class A	1,090	103
	Franklin Electric Co. Inc.	2,811	101
*	On Assignment Inc.	3,200	97

			Market
			Value
		Shares	($000)
*	Teledyne Technologies Inc.	1,000	77
	Applied Industrial
	Technologies Inc.	1,499	71
	Lindsay Corp.	932	71
	AZZ Inc.	1,850	69
	Mueller Industries Inc.	1,280	69
	Forward Air Corp.	1,360	50
*	Hub Group Inc. Class A	1,333	49
	Standex International Corp.	922	49
*	II-VI Inc.	2,477	48
	Interface Inc. Class A	2,622	46
*	EnPro Industries Inc.	801	46
	Quanex Building
	Products Corp.	2,693	45
	Brady Corp. Class A	1,348	44
	Simpson
	Manufacturing Co. Inc.	1,368	43
*	GenCorp Inc.	2,754	41
	UniFirst Corp.	425	41
*	DXP Enterprises Inc.	545	37
*	WageWorks Inc.	877	37
	Knight Transportation Inc.	2,146	35
	Exponent Inc.	535	35
	Titan International Inc.	2,088	34
	Cubic Corp.	654	33
	Apogee Enterprises Inc.	1,125	31
	Encore Wire Corp.	756	29
*	Aegion Corp. Class A	1,304	28
	Tennant Co.	541	28
	ESCO Technologies Inc.	902	28
	Kaman Corp.	743	26
	Kaydon Corp.	839	24
	AAON Inc.	956	22
	Heartland Express Inc.	1,563	22
	Resources Connection Inc.	1,742	21
*	Lydall Inc.	1,237	19
	American Science &
	Engineering Inc.	210	12
			2,574
Information Technology (22.2%)
	FEI Co.	3,023	237
	MAXIMUS Inc.	4,945	185
*	Microsemi Corp.	6,725	173
*	Sourcefire Inc.	2,253	170
	Cognex Corp.	2,923	167
*	Tyler Technologies Inc.	1,965	145
*	ARRIS Group Inc.	8,295	130
*	Dealertrack Technologies Inc.	3,155	125
*	Manhattan Associates Inc.	1,409	123
*	OpenTable Inc.	1,651	123
*	Hittite Microwave Corp.	1,963	120
	Littelfuse Inc.	1,602	118
*	Cirrus Logic Inc.	4,586	103
*	Veeco Instruments Inc.	2,832	99
	Belden Inc.	1,753	99
*	Electronics For Imaging Inc.	3,360	98

47

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
	NIC Inc.	4,282	95
	j2 Global Inc.	1,778	88
*	NETGEAR Inc.	2,784	81
	Monolithic Power
	Systems Inc.	2,377	73
*	ViaSat Inc.	1,131	72
*	Interactive Intelligence
	Group Inc.	1,106	65
*	Take-Two Interactive
	Software Inc.	3,515	65
*	Netscout Systems Inc.	2,570	64
*	OSI Systems Inc.	867	63
*	Cardtronics Inc.	1,758	61
	Heartland Payment
	Systems Inc.	1,637	60
*	Kulicke & Soffa
	Industries Inc.	5,454	60
	Coherent Inc.	1,073	60
*	Blucora Inc.	2,977	60
	Blackbaud Inc.	1,624	58
*	Ixia	3,932	57
*	Ultratech Inc.	2,014	57
	Power Integrations Inc.	1,049	55
*	Measurement Specialties Inc.	1,127	53
*	Liquidity Services Inc.	1,790	53
*	ExlService Holdings Inc.	1,921	52
*	iGATE Corp.	2,226	52
*	Advanced Energy
	Industries Inc.	2,646	48
	MKS Instruments Inc.	1,882	47
	Badger Meter Inc.	1,039	47
	MTS Systems Corp.	770	46
	Monotype Imaging
	Holdings Inc.	1,668	43
*	Rogers Corp.	767	43
*	Stamps.com Inc.	1,010	42
*	Exar Corp.	3,345	41
*	Bottomline Technologies
	de Inc.	1,490	41
*	Progress Software Corp.	1,603	39
*	Perficient Inc.	2,428	39
*	Diodes Inc.	1,570	39
*	CalAmp Corp.	2,342	38
*	Synchronoss
	Technologies Inc.	989	34
*	LivePerson Inc.	3,591	33
*	MicroStrategy Inc. Class A	356	33
	CSG Systems
	International Inc.	1,387	33
*	Synaptics Inc.	842	33
*	comScore Inc.	1,108	32
*	Cabot Microelectronics Corp.	846	31
*	Dice Holdings Inc.	3,657	30
*	ATMI Inc.	1,156	28
*	Volterra Semiconductor Corp.	1,188	27

			Market
			Value
	Shares		($000)
*	Entropic Communications Inc.	6,441	27
*	FARO Technologies Inc.	687	26
*	Rudolph Technologies Inc.	2,364	24
*	XO Group Inc.	1,849	22
*	Intermec Inc.	2,193	22
*	Virtusa Corp.	822	22
*	Nanometrics Inc.	1,509	22
*	Tangoe Inc.	954	20
*	Rofin-Sinar Technologies Inc.	870	20
*	Procera Networks Inc.	1,506	20
*	VASCO Data Security
	International Inc.	2,098	17
*	LogMeIn Inc.	554	17
	Micrel Inc.	1,606	15
*	TTM Technologies Inc.	1,546	15
	Forrester Research Inc.	400	13
	Ebix Inc.	1,137	13
	Daktronics Inc.	1,076	11
*	Ceva Inc.	620	11
*	Oplink Communications Inc.	544	10
	Electro Scientific Industries Inc.	912	10
*	DTS Inc.	490	10
*	Symmetricom Inc.	1,592	8
*	Higher One Holdings Inc.	909	7
*	Kopin Corp.	1,568	5
*	Agilysys Inc.	431	5
	PC-Tel Inc.	553	4
*	Sigma Designs Inc.	900	4
			4,886
Materials (5.2%)
	PolyOne Corp.	7,196	194
	HB Fuller Co.	3,649	136
*	Texas Industries Inc.	1,520	89
*	SunCoke Energy Inc.	5,053	79
	Quaker Chemical Corp.	953	63
	Globe Specialty Metals Inc.	4,642	60
*	Stillwater Mining Co.	5,143	59
	Balchem Corp.	1,099	53
	Schweitzer-Mauduit
	International Inc.	906	52
	Deltic Timber Corp.	795	48
*	Headwaters Inc.	5,274	45
	American Vanguard Corp.	1,752	44
*	Flotek Industries Inc.	1,716	34
*	Calgon Carbon Corp.	1,576	27
	Neenah Paper Inc.	670	24
	Tredegar Corp.	1,079	24
	Koppers Holdings Inc.	579	22
	AMCOL International Corp.	661	22
	Myers Industries Inc.	1,064	20
*	LSB Industries Inc.	518	16
*	AK Steel Holding Corp.	3,989	13
	Hawkins Inc.	285	11
			1,135

48

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
Telecommunication Services (0.4%)
*	Cincinnati Bell Inc.	15,116	45
	Atlantic Tele-Network Inc.	321	15
*	General Communication Inc.
	Class A	1,400	13
	Lumos Networks Corp.	526	8
			81
	Utilities (0.2%)
	American States Water Co.	780	41
	Total Common Stocks
	(Cost $17,926)		21,949
Temporary Cash Investment (0.5%)

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.5%)
1	Freddie Mac Discount
	Notes, 0.110%, 11/12/13
	(Cost $100)	100	100
	Total Investments (100.5%)
	(Cost $18,026)		22,049
Other Assets and Liabilities (-0.5%)
	Other Assets		12
	Liabilities		(115)
			(103)
ETF Shares—Net Assets (100%)
Applicable to 250,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			21,946
	Net Asset Value Per Share—
	ETF Shares		$87.79

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	18,697
Undistributed Net Investment Income	125
Accumulated Net Realized Losses	(899)
Unrealized Appreciation (Depreciation)	4,023
Net Assets	21,946

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

49

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	226
Total Income	226
Expenses
The Vanguard Group—Note B
Management and Administrative	7
Custodian Fees	7
Auditing Fees	21
Shareholders’ Reports	2
Total Expenses	37
Net Investment Income	189
Realized Net Gain (Loss) on Investment Securities Sold	1,457
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,459
Net Increase (Decrease) in Net Assets Resulting from Operations	4,105

See accompanying Notes, which are an integral part of the Financial Statements.

50

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	189	150
Realized Net Gain (Loss)	1,457	2,513
Change in Unrealized Appreciation (Depreciation)	2,459	90
Net Increase (Decrease) in Net Assets Resulting from Operations	4,105	2,753
Distributions
Net Investment Income
Institutional Shares	—	—
ETF Shares	(163)	(101)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(163)	(101)
Capital Share Transactions
Institutional Shares	(1)	—
ETF Shares	3,865	(16,044)
Net Increase (Decrease) from Capital Share Transactions	3,864	(16,044)
Total Increase (Decrease)	7,806	(13,392)
Net Assets
Beginning of Period	14,140	27,532
End of Period[1]	21,946	14,140
1 Net Assets—End of Period includes undistributed net investment income of $125,000 and $99,000.

See accompanying Notes, which are an integral part of the Financial Statements.

51

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
			Sept. 7,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$70.70	$61.18	$49.82
Investment Operations
Net Investment Income	. 822	. 531[2]	.422
Net Realized and Unrealized Gain (Loss) on Investments	17.083	9.326	11.248
Total from Investment Operations	17.905	9.857	11.670
Distributions
Dividends from Net Investment Income	(. 815)	(. 337)	(.310)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 815)	(. 337)	(.310)
Net Asset Value, End of Period	$87.79	$70.70	$61.18

Total Return	25.59%	16.17%	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22	$14	$28
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.03%	0.83%	0.78% [3]
Portfolio Turnover Rate [4]	39%	45%	106%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

52

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were issued and redeemed during the year. As of August 31, 2013, there were no investors in the Institutional share class. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $3,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

53

S&P Small-Cap 600 Growth Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	21,949	—	—
Temporary Cash Investments	—	100	—
Total	21,949	100	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $1,616,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $137,000 of ordinary income available for distribution. The fund had available capital losses totaling $910,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $18,026,000. Net unrealized appreciation of investment securities for tax purposes was $4,023,000, consisting of unrealized gains of $4,444,000 on securities that had risen in value since their purchase and $421,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $19,043,000 of investment securities and sold $15,130,000 of investment securities, other than temporary cash investments. Purchases and sales include $11,876,000 and $6,433,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

54

S&P Small-Cap 600 Growth Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares[1]
Issued	510	3	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(511)	(3)	—	—
Net Increase (Decrease) —Institutional Shares	(1)	—	—	—
ETF Shares
Issued	11,428	150	3,107	50
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,563)	(100)	(19,151)	(300)
Net Increase (Decrease)—ETF Shares	3,865	50	(16,044)	(250)

1 Institutional Shares were issued and redeemed during the year. As of August 31, 2013, there were no investors in the Institutional share class.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

55

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

56

Special 2013 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Small-Cap 600 Index Fund	2,033
S&P Small-Cap 600 Value Index Fund	208
S&P Small-Cap 600 Growth Index Fund	163

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	81.6%
S&P Small-Cap 600 Value Index Fund	85.6
S&P Small-Cap 600 Growth Index Fund	92.8

57

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	26.57%	20.75%
Returns After Taxes on Distributions	26.25	20.54
Returns After Taxes on Distributions and Sale of Fund Shares	15.39	16.45

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	27.45%	19.78%
Returns After Taxes on Distributions	27.18	19.57
Returns After Taxes on Distributions and Sale of Fund Shares	15.88	15.67

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	25.59%	21.81%
Returns After Taxes on Distributions	25.38	21.67
Returns After Taxes on Distributions and Sale of Fund Shares	14.79	17.33

58

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

59

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,128.89	$0.43
ETF Shares	1,000.00	1,128.40	0.80
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,117.47	$1.07
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,139.39	$1.08
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

60

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, S&P Small-Cap 600 Value Index Fund, and S&P Small-Cap 600 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

61

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

62

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

63

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.

Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a	advisability of investing in such product(s).
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You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2013: $201,000
Fiscal Year Ended August 31, 2012: $168,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2013: $5,714,113
Fiscal Year Ended August 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended August 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2013: $1,552,950
Fiscal Year Ended August 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2013: $110,000
Fiscal Year Ended August 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended August 31, 2012.

(d) All Other Fees.

Fiscal Year Ended August 31, 2013: $132,000
Fiscal Year Ended August 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2013: $242,000
Fiscal Year Ended August 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2013

VANGUARD ADMIRAL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.